UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
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Soliciting Material under §240.14a-12

MOLSON COORS BEVERAGE COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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MOLSON COORS beverage company

2023

Notice of Annual Meeting of Stockholders and Proxy Statement

MAY 17, 2023 | 11:00 A.M. EDT

Peter H. Coors Chair	Andrew T. Molson Vice Chair	P.O. Box 4030 NH353 Golden, Colorado 80401 USA 111 Blvd. Robert-Bourassa 9th Floor Montréal, Québec H3C 2M1 Canada

Dear Fellow Molson Coors Beverage Company Stockholders,

You are invited to attend our 2023 Annual Meeting of Stockholders (Annual Meeting), which will be held on Wednesday, May 17, 2023, at 11:00 a.m., Eastern Daylight Time, at the InterContinental Montréal, 360 Saint-Antoine Street West, Montréal, Québec H2Y 3X4, Canada. Molson Coors Beverage Company (Molson Coors, Company, we, us or our) traditionally alternates its annual meetings between its two principal executive offices in Montréal, Québec, and Golden, Colorado.

At the Annual Meeting, we will ask our stockholders to:

•

elect our Board of Directors;

•

approve, in a non-binding advisory vote, the compensation of the named executive officers (NEOs);

•

approve, in a non-binding advisory vote, the frequency of future non-binding advisory votes on the compensation of our NEOs; and

•

ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

We will also discuss any new business matters properly brought before the Annual Meeting. PLEASE NOTE: The Annual Meeting is expected to last less than 30 minutes.

The attached 2023 Notice of Annual Meeting and Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting, and provides information about our Company that you should consider when you vote your shares.

2022 was a year of continued progress executing our strategy toward our goal of delivering top and bottom-line growth. We achieved this progress amidst a globally challenging macro-economic and operational environment, and while continuing to invest strongly in our business, strengthen our balance sheet, and return cash to shareholders. We are proud of our accomplishments which have laid a strong foundation as we strive for long-term, sustainable top- and bottom-line growth.

Our 2022 performance was driven by positive net pricing and favorable sales mix across both our business units. This led to robust net sales per hectoliter growth of 9.3% in constant currency(1). Financial volumes declined 2.1% for the year. This was largely due to lower financial volumes in our Americas business unit, which related to softer beer industries in the U.S. and Canada, as well as the Québec labor strike that impacted our second and third quarters during the year. Conversely, our EMEA&APAC business unit grew financial and brand volumes, driven by the U.K., which is our largest market in Europe.

(1)

Constant currency is a non-GAAP measure. See Annex A to this Proxy Statement for the definition of constant currency.

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MOLSON COORS BEVERAGE CO.	2023 Proxy Statement

Underpinning our performance are our core brands. Coors Light and Miller Lite are collectively the healthiest they have been in years, with these iconic brands posting their strongest combined full-year dollar share performance in the U.S. in a decade. In Canada, Molson Canadian grew industry share for the full year, and in the U.K., Carling continued to be the number one brand in the market.

We continued to aggressively premiumize our portfolio, not only with hard seltzers, but with Simply Spiked LemonadeTM in the U.S. and Madrí in the U.K., which in a few short years has become one of our top five largest above premium brands globally. Also, we expanded beyond the beer aisle with opportunities to scale in high-growth and above premium segments in energy and spirits. This progress is demonstrated by the fact that our above premium brand portfolio reached over 28% of our global net sales revenue in 2022, up from approximately 23% in 2019, the year our updated business strategy was announced. Not only is this a record for the company, but it demonstrates we are truly changing the shape of our portfolio.

We delivered healthy operating cash flow and successfully completed another cost savings program in 2022. We did this while adhering to our prudent capital allocation priorities. These included: continuing to invest to support the long-term health of the business; reducing our net debt by $0.6 billion and our net debt to underlying EBITDA ratio to under 3x; and, returning cash to shareholders, which included a 12% increase to our quarterly dividend since 2021.

Our investments in our business not only work to strengthen our brands but help to improve efficiencies. We have added meaningful capabilities throughout our network that support both improving production efficiencies and delivering our sustainability goals.

As one of the world’s largest global beverage companies, we have a long history of sustainability and are committed to driving long-lasting, meaningful change by incorporating sustainability into all aspects of our business. As detailed in Our Imprint ESG Report, we are committed to leaving a positive imprint on our People and Planet and are making progress against our 2025 goals.

In fact, in an effort to best ensure we have strong oversight and management of our environmental, social and governance (ESG) programs and accelerate progress toward our 2025 goals, starting in 2022 and continuing in 2023, a portion of the short-term compensation for the Molson Coors Leadership Team (approximately the top 100 senior leaders in our organization), is based on a number of quantitative ESG metrics, including emissions, water, employee diversity representation and safety.

As we look ahead, we recognize that the near-term macro and operating environments remain challenging. However, with strong brands across all price segments, coupled with our continued investments in our business and significant improvements in our financial flexibility, we believe we have a strong foundation for continued growth in 2023 and beyond.

And, of course, none of this would be possible without the hard work and dedication of our over 16,000 employees, our incredible partners, and our best-in-class distributor network. We are grateful to you all for your enduring support.

In closing, we hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly cast your vote by telephone, via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting even if you cannot personally attend.

Thank you for your support of Molson Coors.

Sincerely,

Peter H. Coors Chair	Andrew T. Molson Vice Chair

April 5, 2023

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MOLSON COORS BEVERAGE CO.	2023 Proxy Statement

Special Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, we may also provide oral or written forward-looking statements in other materials we release to the public. Such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.

Statements that refer to, among other things, projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. In addition, statements that we make in this Proxy Statement that are not statements of historical fact may also be forward-looking statements. Words such as “expects,” “intend,” “goals,” “plans,” “believes,” “continues,” “may,” “anticipate,” “seek,” “estimate,” “outlook,” “trends,” “future benefits,” “potential,” “projects,” “strategies,” and variations of such words and similar expressions are intended to identify forward-looking statements. Forward-looking and other statements in this Proxy Statement regarding our environmental and sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the Securities and Exchange Commission (SEC).

Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These risks and uncertainties include, but are not limited to, those described in Part I—Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and those described from time to time in our past and future reports filed with the SEC. Caution should be taken not to place undue reliance on any such forward-looking statements. Forward-looking statements speak only as of the date when made and we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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MOLSON COORS BEVERAGE CO.	2023 Proxy Statement

Table of Contents

2023 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	5
PROXY SUMMARY	7
Overview of Voting Matters and Board Recommendations	7
Corporate Governance Highlights	7
Director Nominee Highlights	8
2022.Compensation Highlights	10
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	12
2023 Nominees for Class A Directors	13
2023 Nominees for Class B Directors	23
Board Skills & Experience and Demographic Matrix	26
Position of Director Emeritus	27
Family Relationship Disclosure	27
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	28
Corporate Responsibility	28
Board and Committee Governance	30
Stockholder Engagement	38
Certain Governance Policies	40
DIRECTOR COMPENSATION	41
General	41
2022 Compensation	41
Director Stock Ownership Requirements	41
Director Compensation Table	42
RELATED PERSON TRANSACTIONS	44
Approval of Related Person Transactions	44
Certain Related Person Transactions	44
MANAGEMENT	46
PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-PAY VOTE)	48
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	49
Introduction	49
Executive Summary	49
Executive Compensation Philosophy	52
Oversight of Executive Compensation Programs	55
Components of Executive Compensation and 2022 Executive Pay Outcomes	56
Additional Information Regarding Executive Pay	62
COMPENSATION & HR COMMITTEE REPORT	63
EXECUTIVE COMPENSATION	64
Summary Compensation Table	64
Grants of Plan Based Awards	66
Outstanding Equity Awards at Fiscal Year-End	68
Option Exercises and Stock Vested	69
Pension Benefits	70
Non-Qualified Deferred Compensation	71
Potential Payments Upon Termination or Change in Control	72
Material Terms of Employment Agreements and Letters	74
CEO Pay Ratio	74
PAY VERSUS PERFORMANCE	75
Financial Performance Measures	77
Analysis of the Information Presented in the Pay Versus Performance Table	77
PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-FREQUENCY VOTE)	78
PROPOSAL NO. 4 — RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	79
AUDIT COMMITTEE REPORT	81
BENEFICIAL OWNERSHIP	82
QUESTIONS AND ANSWERS	85
OTHER BUSINESS	94
ANNEX A	95
Use of Constant Currency	95

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2023 Notice of Annual Meeting of Stockholders

Time and Date May 17, 2023 11:00 a.m., Eastern Daylight Time	Place InterContinental Montréal 360 Saint-Antoine Street West Montréal, Québec H2Y 3X4, Canada	Record Date March 24, 2023

The 2023 Annual Meeting of Stockholders (Annual Meeting) of Molson Coors Beverage Company (Company, we, us or our) will be held for the following purposes:

PROPOSAL NO. 1 To elect the 14 director nominees identified in the accompanying Proxy Statement.	PROPOSAL NO. 3 To approve, in a non-binding advisory vote, the frequency of future non-binding advisory votes on the compensation of our NEOs.

PROPOSAL NO. 2 To approve, in a non-binding advisory vote, the compensation of the named executive officers (NEOs).	PROPOSAL NO. 4 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

And to transact such other business as may be brought properly before the Annual Meeting and any and all adjournments or postponements thereof.

PLEASE NOTE: The Annual Meeting is expected to last less than 30 minutes.

Record Date

Stockholders of record at the close of business on March 24, 2023 (Record Date) are entitled to receive notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

For a detailed description of our classes of stock and the exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary, please refer to the “Questions and Answers” section of this Proxy Statement.

Notice of Internet Availability of Proxy Materials

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting on or about April 5, 2023. The Notice of Internet Availability will explain how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and how to vote.

Voting Your Shares

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us. We urge you to review our proxy materials and promptly submit your proxy/voting instructions by telephone or via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend.

Thank you for your interest in our Company. We look forward to seeing you at the Annual Meeting.

By order of our Board of Directors, Molson Coors Beverage Company

Dated: April 5, 2023

Anne-Marie W. D’Angelo
Chief Legal & Government Affairs Officer and Secretary

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Proxy Statement

The Board of Directors (Board) of Molson Coors Beverage Company (Molson Coors, Company, we, us or our) is furnishing this Proxy Statement in connection with the solicitation of proxies for use at the 2023 Annual Meeting of Stockholders (Annual Meeting), which will be held on May 17, 2023, at 11:00 a.m., Eastern Daylight Time, at the InterContinental Montréal, 360 Saint-Antoine Street West, Montréal, Québec H2Y 3X4, Canada. The proxies may also be voted at any adjournments or postponements of the Annual Meeting.

We have dual principal executive offices located at P.O. Box 4030, NH353, Golden, Colorado 80401 USA and 111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, H3C 2M1 Canada (Principal Executive Offices).

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, containing instructions on how to access our proxy materials and vote, on or about April 5, 2023.

Advance Voting Methods

Even if you plan to attend the Annual Meeting, please vote right away using one of the following voting methods (see the “Questions and Answers” section of this Proxy Statement for additional details). Make sure to have your proxy/voting instruction card in hand and follow the instructions.

You can vote in advance in one of the following three ways:

VIA THE INTERNET PRIOR TO THE ANNUAL MEETING Visit the website listed on your proxy/voting instruction card	BY TELEPHONE Call the telephone number listed on your proxy/voting instruction card	BY MAIL Sign, date and return your proxy/voting instruction card in the enclosed envelope

All properly executed proxies delivered by mail, and all properly completed proxies submitted via the Internet or by telephone that are delivered pursuant to this solicitation, will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is properly revoked prior to completion of voting at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2023

The Notice of Annual Meeting, this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (Annual Report) are available at www.proxyvote.com.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Overview of Voting Matters and Board Recommendations

Proposal	Recommendation	Page of Proxy
Election of 14 director nominees (Proposal No. 1)	FOR all director nominees	12
Advisory approval of NEO compensation (Proposal No. 2)	FOR	48
Advisory approval of the frequency of future advisory stockholder votes on NEO compensation (Proposal No. 3)	EVERY YEAR	78
Ratification of appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal No. 4)	FOR	79

Corporate Governance Highlights — Page 28

We are committed to strong corporate governance, sustainability and the accountability of our Board and our senior management team to our stockholders. Highlights of our corporate governance program include:

•

Election of six new directors since September 2019 as part of our Board refreshment efforts and stockholder dialogue, which increased the number of women directors to three and the number of ethnically or racially diverse directors to three;

•

Formal incorporation of environmental, social and governance (ESG) priorities and metrics into the Company’s culture and values, as well as short-term incentive awards for the Molson Coors Leadership Team (MCLT), representing approximately the top 100 senior leaders in our organization;

•

Regular Board and committee review of our significant ESG matters, including human capital initiatives (including diversity, equity and inclusion (DEI)), corporate citizenship, social responsibility, environmental matters, and public policy issues;

•

Separation of our Chief Executive Officer (CEO) and Board Chair positions;

•

Regular executive sessions of independent directors at Board meetings that are chaired by the independent director member of the Governance Committee (the Independent Governance Committee Member);

•

Independent Governance Committee Member reviews and approves Board and committee agendas, together with the Board Chair and the Vice Chair;

•

Ongoing review and annual assessment of Board composition, including diversity of opinion, personal and professional background and experience, as well as diversity of gender, race or ethnicity, nationality, age and country of origin;

•

Ongoing review and assessment of Board refreshment matters;

•

An age 72 retirement policy for independent directors as detailed further in the “Board Composition and Refreshment” section of this Proxy Statement;

•

Annual election of all directors;

•

Independent Audit, Compensation and Human Resources (Compensation & HR) and Finance committees;

•

Active stockholder engagement;

•

Significant director and executive officer stock ownership requirements;

•

Annual Board and committee self-evaluations and regular discussions regarding Board and committee effectiveness;

•

Robust anti-pledging policy and prohibition on hedging and short sales;

•

Annual advisory vote by Class A and Class B stockholders, voting together as a single class, to approve the compensation of our named executive officers (NEOs);

•

Executive compensation clawback policy; and

•

Majority independent Board.

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Director Nominee Highlights — Page 12

2023 Nominees For Class A Directors

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Julia M. Brown	53	2021	CEO, JMB Legacy Consulting LLC; Former Chief Procurement Officer of multiple global companies	Compensation & HR
David S. Coors	41	2020	Vice President of Full Strength Spirits, Molson Coors	Governance
Peter H. Coors	76	2005	Chair of the Board, Molson Coors	Governance
Mary Lynn Ferguson-McHugh	63	2015	Former CEO, Family Care and New Business, The Procter & Gamble Company	Compensation & HR
Gavin D.K. Hattersley	60	2019	President and CEO, Molson Coors	None
Andrew T. Molson	55	2005	Partner and Chairman, AVENIR GLOBAL	Governance
Geoffrey E. Molson	52	2009	General Partner, President and CEO, CH Group Limited Partnership	Governance
Nessa O’Sullivan	58	2020	CFO and Executive Director, Brambles Limited	Audit; Finance
Louis Vachon	60	2012	Operating Partner, J.C. Flowers & Co.	Finance
Leroy J. Williams, Jr.	58	2022	CEO, CyberTekIQ, LLC	Audit; Finance
James “Sandy” A. Winnefeld, Jr.	66	2020	National Security and Business Consultant	Audit; Compensation & HR

2023 Nominees For Class B Directors

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Roger G. Eaton	62	2012	Former CEO of KFC, a division of Yum! brands	Audit; Finance
Charles M. Herington	63	2005	Chief Operating Officer, Vice Chairman and President of Global Operations, Zumba Fitness, LLC	Audit
H. Sanford Riley	72(2)	2005	President and CEO, Richardson Financial Group Limited	Compensation & HR; Governance
(1) Age as of the Record Date (as defined herein). (2) See the “Board Composition and Refreshment” section of this Proxy Statement for more information regarding our director retirement policy.

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2023 Director Nominee Snapshot

Diversity and Tenure
(1)

Includes director nominees who hold a non-U.S. passport, including individuals that also hold a U.S. passport.

(2)

Tenure measured from the February 2005 merger of Molson Inc. with and into Adolph Coors Company LLC through the Record Date.

Skills and Experience

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2022 Compensation Highlights — Page 49

Executive Compensation Philosophy

We ask our stockholders annually to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs. We provide our NEOs with short- and long-term compensation opportunities that encourage increasing Company performance to enhance stockholder value while avoiding excessive risk-taking. We maintain compensation plans that tie a substantial portion of our NEOs’ overall target annual compensation to the achievement of corporate and individual performance goals over both short- and long-term periods. The Compensation & HR Committee employs multiple performance measures and strives to award an appropriate mix of annual and long-term equity incentives to avoid overweighting short-term objectives. Our Board, primarily through the Compensation & HR Committee, defines and oversees our executive compensation program, which is based on a pay-for-performance philosophy and designed to accomplish the following goals:

  Pay for Performance

  Compensation Competitive with the Market

  Every Compensation Element Should Serve a Purpose

Executive Compensation Governance Practices

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Design our executive compensation program to encourage excessive risk taking
Use a balance of short- and long-term incentive awards with diverse performance metrics for both	Re-price stock options without stockholder approval
Award incentive compensation subject to clawback policy	Provide excise tax gross-ups to executives
Consider peer group and comparable industry data in setting compensation	Allow hedging of Company stock
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Award excessive perquisites
Retain an independent compensation consultant	Offer excessive change in control or severance benefits
Actively engage with investors regarding executive compensation and governance practices	Pay dividend equivalents on unvested stock awards
A portion (10%) of the short-term incentive awards for the MCLT is based on an ESG scorecard composed of certain quantitative ESG metrics

Executive Compensation Performance Measures & Results

Performance Measures

Collectively, the metrics for our short- and long-term incentive programs inspire our executive team to focus on earning more, using less, and investing wisely, as shown below. The performance measures are all explained in detail below.

Business Goal	Performance Measures(1)	Drivers
Earn More

Adjusted Underlying Income Before Income Taxes,
Adjusted Underlying Free Cash Flow (FCF),
Adjusted Net Sales Revenue (NSR), Adjusted Net Sales
Revenue per Hectoliter (NSR / HL), Profit After Capital
Charge (PACC) & Relative Total Shareholder Return (TSR)

• Build extraordinary brands • Strengthen customer excellence • Drive disruptive growth
Use Less	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, PACC & Relative TSR	• Drive synergies and cost savings • Increase productivity • Increase efficiency of spend
Invest Wisely	Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, PACC & Relative TSR	• Brand-led growth opportunities • Strengthen balance sheet
(1)

Performance measures, with the exception of Relative TSR, are non-GAAP and adjusted for changes in foreign currency movement versus the comparable period. See the “2022 MCIP Performance Metrics” section of this Proxy Statement for definitions of these non-GAAP performance measures.

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Molson Coors Incentive Plan (MCIP) and Performance Share Unit (PSU) Metrics and Highlights
2022 MCIP Metric (Weight)(1),(2)	2022 Overall Company Highlights(3)
Adjusted Underlying Income Before Income Taxes (22.5%)
•

Adjusted Underlying Income Before Income Taxes was below our 2022 MCIP threshold driven by lower financial volumes and cost inflation, mainly on materials, transportation and energy costs, partially offset by positive net pricing, lower marketing, general and administrative expense and favorable sales mix.

Adjusted Underlying FCF (22.5%)	• Underlying FCF cash of $852.9 million, which was lower than 2021 and below our 2022 MCIP threshold, primarily due to lower net cash provided by operating activities.
Adjusted NSR (22.5%)
•

Net sales increased 7.0% on a constant currency basis(4) from 2021 and was above our 2022 MCIP target, primarily due to positive net pricing and favorable sales mix, partially offset by lower financial volumes.

Adjusted NSR / HL (22.5%)
•

NSR / HL on a brand volume basis in constant currency basis(4) increased 9.5%, which was significantly above our 2022 MCIP target, primarily due to positive net pricing and favorable sales mix resulting from portfolio premiumization and favorable channel mix.(5)

ESG Scorecard (10%)	• We made progress on our ESG metrics but in the aggregate fell below the 2022 targets.

2020 to 2022 PSU Metric	2020 to 2022 Highlights
Cumulative NSR	• We did not achieve our 2020-2022 threshold performance level for Cumulative NSR.
PACC	• We achieved between threshold and target performance levels for our 2020-2022 PACC.
Relative TSR
•

Relative TSR over the three-year performance period was in the 19th percentile relative to the companies in the S&P Consumer Staples Index at the end of the performance period, which was below threshold.

(1)

Performance measures, as defined in the “2022 MCIP Performance Metrics” section of this Proxy Statement, with the exception of Relative TSR, are non-GAAP, and such non-GAAP performance measures are adjusted for changes in foreign currency movement versus the comparable period.

(2)

See the “Annual Incentives” and “Long-Term Incentives” sections of this Proxy Statement for further information about our MCIP, LTIP and actual performance.

(3)

The 2022 Overall Company Highlights do not contemplate the adjustments required for the MCIP metrics.

(4)

Constant currency is a non-GAAP measure. See Annex A to this Proxy Statement for the definition of constant currency.

(5)

See our Annual Report for further information on financial volume.

Named Executive Officers (NEOs) for 2022
Name	Title
Gavin D.K. Hattersley	President and CEO
Tracey I. Joubert	CFO
Michelle St. Jacques	Chief Commercial Officer(1)
Anne-Marie D’Angelo	Chief Legal & Government Affairs Officer
Sergey Yeskov	President & CEO of EMEA&APAC
(1)

Effective March 1, 2023, Ms. St. Jacques was appointed the Company’s Chief Commercial Officer. Ms. St. Jacques previously served as the Company’s Chief Marketing Officer from November 2019 to February 2023.

MCIP and PSU Performance Results
Incentive Plan	Affected NEOs	Performance Result
2022 Enterprise MCIP	Hattersley, Joubert, D’Angelo	77%
2022 Americas MCIP	St. Jacques	81%
2022 EMEA&APAC MCIP	Yeskov	137%
2020 to 2022 PSUs	All	0%

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Proposal No. 1 — Election of Directors

At the Annual Meeting, the holders of the Class A common stock and the Special Class A voting stock (as instructed by the holders of Class A exchangeable shares) (collectively, the Class A Holders) may not cast votes for a greater number of director nominees than the 11 Class A nominees named in this Proxy Statement, and the holders of the Class B common stock and the Special Class B voting stock (as instructed by the holders of the Class B exchangeable shares) (collectively, the Class B Holders) may not cast votes for a greater number of director nominees than the three Class B nominees named in this Proxy Statement. Each of the director nominees has consented to serve if elected. If any nominee becomes unavailable to serve as a director, a substitute nominee may be designated. In that case, the individuals named as proxies will vote for the substitute nominees designated.

When determining the appropriate size of the Board, one objective is to fix a size that facilitates substantive discussions by the whole Board in which each director can participate meaningfully. Our Board has currently set the number of directors at 15, consisting of 12 Class A directors and three Class B directors. However, only 14 directors are being nominated for election at the Annual Meeting, leaving one Class A director vacancy, which must be held by a member of management according to our Restated Certificate of Incorporation, as amended to date (Restated Certificate of Incorporation). Our Board does not currently plan to fill this Class A director vacancy.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws, as amended and restated to date (Bylaws) allow for our Board to change its size by resolution which must be approved by at least two-thirds of the authorized number of directors (including vacancies). However, any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A voting stock, voting together as a class. In addition, any increase in the number of directors must be divisible by three, with one-third of such new directorships to be filled by the Governance Committee, one-third of such directorships to be filled by the Class A-C Nominating Subcommittee, and one-third of such directorships to be filled by the Class A-M Nominating Subcommittee.

The following summaries set forth certain biographical information regarding each director nominee, including the particular knowledge, qualifications or areas of expertise considered for nomination to our Board. For more information on how the nominees are selected, please refer to the “Nomination Process” section of this Proxy Statement.

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2023 Nominees for Class A Directors

Age 53 Director of Molson Coors since: 2021 Independent Director	JULIA M. BROWN

SKILLS AND QUALIFICATIONS:

•

Multi-brand international company experience

•

Consumer-packaged goods experience

•

Food and beverage company experience

•

Operations, supply chain and procurement experience

•

Commercial and transformation experience

•

Vendor experience

•

Global sustainability experience

•

Outside public board experience

COMMITTEE ASSIGNMENT:

•

Compensation & HR

U.S. PUBLIC COMPANY BOARDS:

•

Solo Brands, Inc. (NYSE: DTC) since 2021

•

The Honest Company, Inc. (Nasdaq: HNST) since 2022

U.K. PUBLIC COMPANY BOARDS:

•

Ocado Group plc (LSE: OCDO) since 2023

EXPERIENCE:

•

JMB Legacy Consulting LLC, a consulting firm (2021 – Present)

•

CEO & Founder (2021 – Present)

•

Mars Wrigley, a division of Mars, Incorporated, a global manufacturer of confectionery, food, and pet care products and services (2020 – 2021)

•

Chief Procurement Officer (2020 – 2021)

•

Carnival Corporation & plc (NYSE: CCL), a global cruise company and leisure travel company (2015 – 2020)

•

Chief Procurement Officer (2015 – 2020)

•

Kraft Foods (Nasdaq: KHC), a global food and beverage company, and then Mondelēz International, Inc. (Nasdaq: MDLZ), a global snack company, when it was spun off from Kraft Foods Inc. in 2012 (2008 – 2015)

•

Chief Procurement Officer (2008 – 2015)

•

The Clorox Company (NYSE: CLX), a global manufacturer and marketer of consumer and professional products (2005 to 2008)

•

Vice President, Corporate Procurement and Contract Manufacturing (2005 to 2008)

•

The Gillette Company, Inc., a manufacturer of safety razors and other personal care products (2004 – 2005)

•

Senior Director, Procurement, Global Direct Materials and Strategic Sourcing (2004 – 2005)

•

Diageo plc (NYSE: DEO), an alcoholic beverage company (1999 – 2003)

•

Director, Procurement, Acquisition Integration and Development (2001 – 2003)

•

Purchases Group Leader for Global Cosmetics (1999 – 2001)

•

The Procter & Gamble Company (NYSE: PG), a global consumer goods company (1991 – 1999)

•

Senior Purchasing Manager (1995 – 1999)

•

Various roles of increasing responsibility (1991 – 1994)

	OTHER BOARDS/EXPERIENCE: For-Profit • Shutterfly Inc. (2020 – Present) • The Venetian (2022 – Present) • CoreTrust Purchasing Group LLC (2022 – Present)	EDUCATION: • Honors Bachelor of Commerce, McMaster University (Hamilton, Canada)

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Age 41 Director of Molson Coors since: 2020	DAVID S. COORS

SKILLS AND QUALIFICATIONS:

•

P&L management

•

Current executive

•

Brand building and marketing experience

•

Extensive knowledge of our history and culture

•

Long-term, highly-committed significant stockholder

•

U.S. beer business expertise

•

International and craft beer expertise

•

Alcoholic spirits distillation and distribution experience

COMMITTEE ASSIGNMENT: • Governance

EXPERIENCE:

•

Molson Coors (2010 – Present)

•

Vice President of Full Strength Spirits, Molson Coors (2023 – Present)

•

Vice President of Next Generation Beverages, Molson Coors (2019 – 2023)

•

Senior Director of Global Craft and Retail (2017 – 2018)

•

General Manager of Australasia (2013 – 2016)

•

Various management positions (2010 – 2013)

•

AC Golden Brewing Company LLC, a subsidiary of Molson Coors (2018 – Present)

•

President (2018 – Present)

OTHER BOARDS/EXPERIENCE:

For-Profit

•

Board of Trustees, Adolph Coors Company LLC

•

The Yuengling Company LLC, a joint venture between Molson Coors and a D.G. Yuengling & Son, Inc. affiliate

Not-for-Profit/Other

•

Mario St. George Boiardi Foundation

•

Coors Western Art Advisory Committee

•

Visit Denver

EDUCATION:

•

Master of Business Administration and Master of Engineering Management, Kellogg School of Management at Northwestern University

•

Bachelor of Science in Operations Research and Industrial Engineering, Cornell University College of Engineering

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Age 76 Director of Molson Coors since: 2005 Board Chair since: May 2021	PETER H. COORS

SKILLS AND QUALIFICATIONS:

•

Former CEO of our Company

•

Long-term, highly-committed significant stockholder

•

Extensive knowledge of our history and culture

•

Strong relationships with U.S. distributors and retailers

•

Recognized beer industry leader

•

U.S. beer business expertise

•

Company brand ambassador

COMMITTEE ASSIGNMENT: • Governance

EXPERIENCE:

•

Molson Coors (1971 – 2019)

•

Chief Customer Relations Officer (CCRO), Molson Coors (2016 – 2019)

•

Chairman of the Board of Directors, MillerCoors LLC (July 2008 until we acquired full ownership of the joint venture in 2016)

•

Several executive and management positions at Adolph Coors Company, Coors Brewing Company and Molson Coors, including as CEO (2000 – 2002) and as Board Chair (2002 – 2005)

OTHER BOARDS/EXPERIENCE:

For-Profit

•

Board of Trustees, Adolph Coors Company LLC

•

Manager, Keystone Holdings LLC

•

Director, Coors Brewing Company, a wholly-owned subsidiary

Former U.S. Public Company Boards

•

U.S. Bancorp (NYSE: USB) (1996 – 2008)

•

H.J. Heinz Company (Nasdaq: KHC) (2001 – 2006)

Not-for-Profit/Other

•

President, Adolph Coors Foundation, a family charitable foundation

•

Director, American Enterprise Institute

•

Director, Western Stock Show Association

•

Director, ACE Scholarships

•

Director, Colorado Concern

•

Director, Colorado Succeeds

•

Director, Denver Art Museum Foundation

•

Director, PEMA Foundation

•

Trustee Emeritus, Denver Area Council of the Boy Scouts of America

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Age 63 Director of Molson Coors since: 2015 Independent Director	MARY LYNN FERGUSON-MCHUGH

SKILLS AND QUALIFICATIONS:

•

P&L management

•

Operations background

•

Brand building, marketing and innovation expertise

•

Consumer insight experience

•

Consumer-packaged goods experience

•

Supply chain and logistics experience

•

Digital experience

COMMITTEE ASSIGNMENT: • Compensation & HR (Chair) U.K. PUBLIC COMPANY BOARDS: • Smurfit Kappa Group plc (LSE: SKG) since 2023

EXPERIENCE:

•

The Procter & Gamble Company (NYSE: PG), a global consumer goods company (1986 – October 2021)

•

CEO of Family Care and New Business (2019 – 2021)

•

Group President, Global Family Care and P&G Ventures (2015 – 2019)

•

Group President, Western Europe and then as Group President, Europe (2011 – 2014)

•

Various roles of increasing responsibility (1986 – 2010)

	OTHER BOARDS/EXPERIENCE: For-Profit • Gojo Industries, Inc. • FJ Management Inc.	EDUCATION: • Master of Business Administration, Wharton School of Business at the University of Pennsylvania • Bachelor of Science degree from the University of the Pacific

Age 60 Director of Molson Coors since: 2019	GAVIN D.K. HATTERSLEY

SKILLS AND QUALIFICATIONS:

•

President and CEO of our Company

•

Beer business experience

•

Former CFO of our Company

•

International business expertise

•

P&L management

•

Financial expertise

•

Digital expertise

•

Corporate Development/M&A experience

COMMITTEE ASSIGNMENT: • None

EXPERIENCE:

•

Molson Coors (2002 – Present)

•

President and CEO (2019 – Present)

•

CEO, MillerCoors LLC (n/k/a Molson Coors Beverage Company USA LLC), our U.S. business (2015 –2019)

•

CFO, Molson Coors (2012 – 2015)

•

Executive Vice President and CFO, MillerCoors LLC (2008 – 2012)

•

Senior Vice President, Miller Brewing Company (2002 – 2008)

•

SAB Limited of Johannesburg, South Africa, a beer brewer (1997 – 2002)

•

CFO (1999 – 2002)

•

Various Financial Management Positions (1997 – 1998)

•

Barloworld Limited, an industrial brand management company (1987 – 1996)

•

Various Finance Positions (1987 – 1996)

EDUCATION: • Honors Degree in Accounting Science, University of South Africa • Bachelor’s Degree, University of South Africa • Passed Public Accountants and Auditors Board exams in 1987

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Age 55 Director of Molson Coors since: 2005 Board Vice Chair since: May 2021	ANDREW T. MOLSON

SKILLS AND QUALIFICATIONS:

•

Extensive knowledge of our history and culture

•

Long-term, highly-committed significant stockholder

•

CEO experience

•

Public relations experience

•

Corporate governance expertise

•

Canadian beer business expertise

•

Outside public board experience

•

Digital experience

COMMITTEE ASSIGNMENT:

•

Governance (Chair)

U.S./CANADIAN PUBLIC COMPANY BOARDS:

•

Theratechnologies Inc. (Nasdaq: THTX; TSX: TH) since 2020

CANADIAN PUBLIC COMPANY BOARDS:

•

Dundee Corporation (TSX: DC.A) since 2015

EXPERIENCE:

•

AVENIR GLOBAL, a network uniting seven strategic communications firms across Canada, the U.S., Europe and the Middle East, including NATIONAL Public Relations, AXON, Madano, SHIFT Communications, Padilla, Cherry and Hanover (1997 – Present)

•

Chairman (1997 – Present)

•

RES PUBLICA, the parent company of AVENIR GLOBAL (1997 – Present)

•

Partner and Chairman (1997 – Present)

OTHER BOARDS/EXPERIENCE:

For-Profit

•

Groupe Deschênes Inc.

•

CH Group Limited Partnership

Not-for-Profit/Other

•

President, Molson Foundation

•

Director, Institute for Governance of Private and Public Organizations

•

Director, Concordia University Foundation

•

Director, Evenko Foundation for Emerging Talent

•

Director, Québec Blue Cross

Former For-Profit Company Boards

•

The Group Jean Coutu PJC Inc. (2014 – 2018)

EDUCATION:

•

Law Degree, Laval University

•

Master of Science degree in Corporate Governance and Ethics, University of London

•

Bachelor of Arts degree, Princeton University

OTHER DESIGNATIONS:

•

Member of the Order of Canada

•

Knight of the National Order of Québec

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Age 52 Director of Molson Coors since: 2009	GEOFFREY E. MOLSON

SKILLS AND QUALIFICATIONS:

•

Extensive knowledge of our history and culture

•

Long-term, highly-committed significant stockholder

•

CEO experience

•

P&L management and operations background

•

Beer sales and marketing background

•

Key account management experience

•

Distributor development experience

•

Sports and entertainment industry background and experience

•

Canadian beer business expertise

•

Outside director experience

COMMITTEE ASSIGNMENT: • Governance

EXPERIENCE:

•

CH Group Limited Partnership, a sports and entertainment company and owner of the Montréal Canadiens, the Bell Centre, L’Équipe Spectra and Gestion evenko (2009 – Present)

•

General Partner (2009 – Present)

•

President and CEO (2011 – Present)

•

Molson Coors (2009 – Present)

•

Ambassador, representing the Molson family in key strategic areas of our business

•

Board Chair (2015 – 2017)

•

Molson Inc. (1999 – 2009)

•

Various roles of increasing responsibility, including its former U.S. business (1999 – 2009)

OTHER BOARDS/EXPERIENCE:

For-Profit

•

RES PUBLICA Consulting Group

Not-for-Profit/Other

•

Member, Molson Foundation

•

Director, St. Mary’s Hospital Foundation

•

Director, Montréal Canadiens Children’s Foundation

EDUCATION:

•

Master of Business Administration, Babson Business School

•

Bachelor of Arts degree in Economics, St. Lawrence University

OTHER DESIGNATIONS:

•

Member of the Order of Canada

•

Knight of the National Order of Québec

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Age 58 Director of Molson Coors since: 2020 Independent Director	NESSA O’SULLIVAN

SKILLS AND QUALIFICATIONS:

•

Financial expertise and audit experience

•

Public company CFO experience

•

Sustainability/ESG experience

•

Operations background

•

International business experience

•

Global brands experience

•

Consumer-packaged goods experience, including food and beverage

•

Supply chain and logistics experience

•

Strategy, corporate development/M&A and capital markets experience

•

Outside public company board experience

COMMITTEE ASSIGNMENT: • Audit • Finance AUSTRALIAN PUBLIC COMPANY BOARDS: • Brambles Limited (ASX: BXB) since April 2017

EXPERIENCE:

•

Brambles Limited (ASX: BXB), a global logistics company (2016 – Present)

•

Executive Director (2017 – Present)

•

CFO (2016 – Present)

•

Coca-Cola Amatil Limited (ASX: CCL), an Australian bottler of non-alcoholic beverages (2005 – 2015)

•

Group CFO roles (2008 – 2015)

•

Various roles of increasing responsibility (2005 – 2007)

•

Yum! Brands, Inc. (NYSE: YUM), a quick service food corporation (1993 – 2005)

•

CFO SOPAC Region & VP Finance (2000 – 2005)

•

Various roles of increasing responsibility (1993 – 2000)

•

Tyco Grinnell, a fire protection system manufacturer (1990 – 1993)

•

Regional Financial Controller (1990 – 1993)

•

Price Waterhouse (1985 – 1990)

•

Auditor/Consultant (1985 – 1990)

EDUCATION: • Fellow, Institute of Chartered Accountants in Ireland • Bachelor of Commerce Degree, University College Dublin • Graduate, Australian Institute of Company Directors

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Age 60 Director of Molson Coors since: 2012 Independent Director	LOUIS VACHON
SKILLS AND QUALIFICATIONS: • Financial markets expertise • Financing experience • Strategic planning experience • CEO experience • Canadian market experience • Outside public board experience

COMMITTEE ASSIGNMENT:

•

Finance (Chair)

U.S./CANADIAN PUBLIC COMPANY BOARDS:

•

BCE Inc. (TSX: BCE) (NYSE: BCE) since 2022

CANADIAN PUBLIC COMPANY BOARDS:

•

Alimentation Couche-Tard Inc. (TSX: ATD.A) since 2021

•

MDA Ltd. (TSX: MDA) since 2022

EXPERIENCE:

•

J.C. Flowers & Co., a private investment firm (2022 – Present)

•

Operating Partner (2022 – Present)

•

National Bank of Canada, a commercial banking institute (1996 – 2021)

•

President and CEO (2007 – 2021)

•

Director (2006 – 2021)

•

Various roles of increasing responsibility (1996 – 2007)

OTHER BOARDS/EXPERIENCE: For-Profit • Groupe CH Inc. OTHER DESIGNATIONS: • Member of the Order of Canada • Officer of the National Order of Québec • Knight of the National Order of Montréal

EDUCATION:

•

Master of International Business degree in International Finance, The Fletcher School at Tufts University

•

Bachelor of Arts degree in Economics, Bates College

•

CFA certification, CFA Institute

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Age 58 Director of Molson Coors since: 2022 Independent Director	LEROY J. WILLIAMS, JR.

SKILLS AND QUALIFICATIONS:

•

CEO experience

•

Global technology and cybersecurity expertise

•

M&A experience

•

Financial services / banking experience

•

P&L management

•

Outside public board experience

COMMITTEE ASSIGNMENT: • Audit • Finance U.S. PUBLIC COMPANY BOARDS: • UMB Financial Corporation (NYSE:UMBF) since 2016

EXPERIENCE:

•

CyberTekIQ, LLC, an information technology consulting firm (2016 – Present)

•

Founder and CEO (2016 – Present)

•

Ball Corporation, a global packaging provider (NYSE: BLL) (2005 – 2016)

•

Global Chief Information Officer (2005 – 2016)

•

State of Colorado (2001 – 2005)

•

Secretary of Technology

•

Acting Executive Director for the Department of Labor & Employment

•

Qwest Communications and its affiliates, telecommunications companies

•

Various roles of increasing responsibility

•

Norwest (now Wells Fargo), a financial services company

•

Senior Technical Consultant

•

United States Army

•

Telecommunications Specialist

	OTHER BOARDS/EXPERIENCE: For-Profit • Director, J.E. Dunn Construction Group • Board Advisor, Taiga Biotechnologies Inc. Not-for-Profit • Director, The Daniels Fund	EDUCATION: • Master of Business Administration, University of Denver • Bachelor of Science degree in Information Systems Management, Denver Technical College

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Age 66 Director of Molson Coors since: 2020 Independent Director	JAMES “SANDY” A. WINNEFELD, JR.

SKILLS AND QUALIFICATIONS:

•

Senior leadership experience

•

Global technology and cybersecurity expertise

•

International and governmental affairs experience

•

Global security environment expertise

•

Human resource management experience

•

Strategic planning experience

•

Risk management/oversight expertise

•

Outside public board experience

COMMITTEE ASSIGNMENT: • Audit • Compensation & HR U.S. PUBLIC COMPANY BOARDS: • Raytheon Technologies Corporation (NYSE:RTX) since 2017

EXPERIENCE:

•

United States Navy (1978 – 2015)

•

Vice Chairman of the Joint Chiefs of Staff (the United States’ number two ranking military officer) (2011 – 2015)

•

Various positions of increasing responsibility, including Commander, U.S. Northern Command (USNORTHCOM); Commander, North American Aerospace Defense Command (NORAD); Commander, U.S. Sixth Fleet; and Commander, Allied Joint Command Lisbon, United States Navy (1978 – 2011)

OTHER BOARDS/EXPERIENCE:

For-Profit

•

Director, Alliance Laundry Systems LLC

•

Chairman, Cytec Defense Materials LLC

•

Director, Enterprise Holdings, Inc.

Advisor

•

BDT Capital Partners, LLC, a private equity firm

Other Professional Experience

•

Professor of International Affairs, Sam Nunn School of International Affairs at the Georgia Institute of Technology

•

Senior Non-Resident Fellow, Belfer Center for Science and International Affairs at the Kennedy School at Harvard University

Not-for-Profit

•

Co-Founder (with Mr. Winnefeld’s spouse Mary), Stop the Addiction Fatality Epidemic (S.A.F.E.)

•

Chair, President’s Intelligence Advisory Board

•

Member, Georgia Tech Foundation, Inc.

EDUCATION:

•

Bachelor of Aerospace Engineering, Georgia Institute of Technology

•

Graduate, The Naval War College and the Naval Nuclear Power School

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2023 Nominees for Class B Directors

Age 62 Director of Molson Coors since: 2012 Independent Director	ROGER G. EATON

SKILLS AND QUALIFICATIONS:

•

CEO experience

•

Financial expert

•

Audit experience

•

Global retail brand management

•

P&L management and operations background

•

International business experience

•

Digital experience

•

Corporate Development/M&A experience

COMMITTEE ASSIGNMENT: • Audit (Chair) • Finance

EXPERIENCE:

•

Yum! Brands, Inc., a quick service food corporation (NYSE: YUM) (2008 – 2019)

•

CEO, KFC (2015 – 2019)

•

Chief Operations Officer, Yum! Brands, Inc. (2011 – 2015)

•

President, KFC (2014 – 2015)

•

Operational Excellence Officer, Yum! Brands, Inc. (2011)

•

CEO and President, KFC USA (2008 – 2011)

OTHER BOARDS/EXPERIENCE: For-Profit • Director, Arnott’s Biscuits Holdings Pty Limited • Director, George and Matilda Eyecare • Chairman, Ipic Pty Ltd. (parent company of George and Matilda Eyecare)

EDUCATION:

•

Post graduate diploma in Accounting and a Bachelor’s Degree in Commerce, University of Natal — Durban in South Africa

•

Passed the South African Public Accountants and Auditors Board exams in 1982

•

Member, Australian Institute of Chartered Accountants

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Age 63 Director of Molson Coors since: 2005 Independent Director	CHARLES M. HERINGTON

SKILLS AND QUALIFICATIONS:

•

CEO experience

•

Marketing and brand building experience

•

Executive leadership and management experience

•

Multicultural lens from living as a Latin in multiple countries

•

Direct P&L responsibilities in Canada, U.S., Latin America, Asia Pacific, Central and Eastern European

•

Outside public board experience

•

Corporate Development/M&A experience

COMMITTEE ASSIGNMENT: • Audit U.S./CANADIAN PUBLIC COMPANY BOARDS: • Gildan Activewear Inc. (NYSE/TSX: GIL) since 2018

EXPERIENCE:

•

Zumba Fitness LLC, a worldwide provider of dance fitness classes (2012 – Present)

•

Chief Operating Officer, Vice-Chairman and President of Global Operations (2012 – Present)

•

Avon Products Inc., a multinational cosmetics, skin care, fragrance and personal care company (2006 – 2012)

•

Executive Vice-President of Developing and Emerging Markets Group (Office of the Chairman) (2006 – 2012)

•

America Online, web portal and online service provider (1999 – 2006)

•

President and CEO, America Online (AOLA) Latin America (1999 – 2006)

•

Revlon, multinational cosmetics, skin care, fragrance and personal care company (1997 – 1999)

•

President, Latin America (1997 – 1999)

•

PepsiCo, Inc. (Nasdaq: PEP), a multinational food, snack, and beverage corporation (1990 – 1997)

•

Division President, PepsiCo Restaurants Latin America (1990 – 1997)

•

The Procter & Gamble Company (NYSE: PG), a global consumer goods company (1981 – 1990)

•

Various brand management positions (1981 – 1990)

OTHER BOARDS/EXPERIENCE:

For-Profit

•

Chairman, Quirch Foods, LLC

•

Director, HyCite Enterprises, LLC

•

Director, Accupac, LLC

Former U.S. Public Company Boards

•

NII Holdings, Inc. (Nasdaq: NIHD) (2002 – 2015)

EDUCATION: • Chemical Engineering Degree, Instituto Tecnológico y de Estudios Superiores de Monterrey

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Age 72(1) Director of Molson Coors since: 2005 Independent Director	H. SANFORD RILEY

SKILLS AND QUALIFICATIONS:

•

Financial expertise

•

P&L management and operations background

•

Corporate governance expertise

•

Leadership in highly-regulated global industry

•

CEO experience

•

Outside public board experience

•

Corporate Development/M&A experience

COMMITTEE ASSIGNMENTS: • Compensation & HR • Governance (Independent Member) CANADIAN PUBLIC COMPANY BOARDS: • RF Capital Group Inc. (TSX: RCG) since 2021
EXPERIENCE: • Richardson Financial Group Limited, a specialized financial services company (2003 – Present) • President and CEO (2003 – Present)

OTHER BOARDS/EXPERIENCE:

Former Canadian Public Company Boards

•

The North West Company (TSX: NWC) (2002 – 2022)

•

Canadian Western Bank (TSX: CWB) (2011 – 2022)

•

GMP Capital, Inc. (TSX: GMP) (2009 – 2017)

•

Manitoba Telecom Services Inc. (TSX: MBT) (2011 – 2017)

Not-for-Profit

•

Chairman, University of Winnipeg Foundation

EDUCATION: • J.D., Osgoode Hall Law School • Bachelor of Arts degree, Queen’s University OTHER DESIGNATIONS: • Member of the Order of Canada • Member of the Order of Manitoba

(1)

See the “Board Composition and Refreshment” section of this Proxy Statement for more information regarding our director retirement policy.

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Board Skills & Experience and Demographic Matrix

This table provides a summary view of the qualifications, experience and demographic information of each director nominee.

CEO/P&L Mgmt-Overall	•	•	•	•	•	•	•	•	•	•	•	•	•	•
CEO-Current					•		•			•				•
CEO-Former			•			•			•				•	•
P&L Mgmt-Current		•			•	•	•	•		•			•	•
Brand Management		•	•	•	•	•	•					•	•	•
Audit								•	•			•	•
Finance					•			•	•	•		•	•	•
Human Resource Management	•		•	•	•	•	•	•	•	•	•	•	•	•
International	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Supply Chain	•		•	•	•			•		•		•		•
Procurement/Logistics	•	•	•	•	•			•		•	•	•
M&A			•		•	•	•		•	•		•	•	•
e-Commerce/Digital	•	•		•	•	•		•	•	•		•	•
Cybersecurity/ Information Technology	•							•		•	•
Innovation	•	•	•	•	•	•	•			•		•	•
Regulatory Affairs			•	•	•	•			•		•			•
Consumer Products	•	•	•	•	•	•	•	•		•		•	•	•
Demographic Information
Tenure (Years)(1)	2	3	18	8	4	18	14	3	11	1	3	11	18	18
Age (Years)(1)	53	41	76	63	60	55	52	58	60	58	66	62	63	72
Diversity — Gender	•			•				•
Diversity — Ethnic/Racial	•									•			•
Citizen of Another Country(2)	•					•	•	•	•			•	•	•
(1) Tenure and age calculated as of the Record Date (2) Holds a non-US passport, including individuals that are also US citizens

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Position of Director Emeritus

Eric H. Molson (formerly the Chair of our Company) has served as a Director Emeritus since May 2009. Mr. Molson may be invited to attend meetings of our Board on a non-voting basis.

Family Relationship Disclosure

Peter H. Coors and David S. Coors are father and son. Andrew T. Molson and Geoffrey E. Molson are brothers, and Eric H. Molson is their father.

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Board of Directors and Corporate Governance

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Our Board is elected annually by the stockholders to oversee their interests in the long-term success of our Company and its stakeholders.

KEY CORPORATE GOVERNANCE DOCUMENTS

Please visit our website at www.molsoncoors.com (under “About Us—Governance and Ethics”) to view the following documents:

  Restated Certificate of Incorporation

  Bylaws

  Code of Business Conduct

  Board of Directors Charter & Corporate Governance Guidelines (Governance Guidelines)

  Charters for the Audit Committee, Compensation & HR Committee, Finance Committee, and Governance Committee

Please note, the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Corporate Responsibility

People & Planet (ESG)

Overview

We believe in producing beverages we can be proud of, which is why our People & Planet initiatives are fundamental to how Molson Coors operates. Our ESG strategy reflects our People & Planet focus areas and is underpinned by a foundation of strong corporate governance and ethics. These focus areas include DEI, environmental stewardship, sustainable sourcing and alcohol responsibility as well as investing in our people and communities. We have established quantitative goals in the following areas:

People	Water	Climate	Packaging
Making diversity, equity, and inclusion part of everything we do - from how we work together to how we grow our company	Using water prudently and supporting water stewardship in high-stress watersheds where we operate	Reducing greenhouse gas emissions across our value chain to achieve net zero by at least 2050	Ensuring packaging is recyclable, reusable or compostable and innovating for a more circular economy

Oversight

Our Board is responsible for overseeing and monitoring our overall People & Planet efforts, with specific areas of oversight delegated to the committees of the Board. The Board receives regular reports and recommendations from management and the Board committees to help guide our strategy, from Planet goals related to water, packaging and climate change, to People initiatives focused on retaining and developing a diverse and talented workforce. The Audit Committee oversees certain elements of our ESG strategy, programs and reporting, as well as our enterprise risk management program. The Compensation & HR Committee is responsible for establishing and reviewing the overall compensation philosophy of our Company and providing oversight on certain human capital matters, including our talent retention and development, leadership development, talent pipeline, programs and systems for performance management and inclusion initiatives. Further, the Finance and Governance committees are also responsible for certain People & Planet matters as outlined below.

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Board/Committee	Primary Areas of ESG Oversight
Board
•

Oversee and monitor the Company’s overall ESG program (with specific areas of oversight delegated to the Audit, Compensation & Human Resources, Finance and Governance Committees)

•

Review certain corporate citizenship, social responsibility and public policy issues of significance to the Company, including the Company’s own policies and programs, and public disclosures related to ESG matters

•

Review regular reports from the committees on ESG matters

Audit Committee
•

Receive regular reports from the Company on certain of its ESG programs, policies and practices, and related performance

•

Oversee the Company’s ESG report, data assurance, and controls related disclosure matters

•

Oversee and monitor the Company’s risk management efforts, including regarding ESG matters

•

Review the Company’s ethics and compliance program and reports of significant matters and the Company’s responses and follow-up

Compensation & Human Resources Committee
•

Oversee and monitor the Company’s policies and strategies relating to certain human capital management initiatives, including DEI, learning and development, and leadership team succession

•

Review and monitor trends related to alignment of executive compensation matters to ESG strategy and initiatives

•

Receive regular reports from the Company regarding its incentive plan design and performance against short- and long-term incentive programs

Finance Committee	• Oversee and monitor the Company’s renewable energy procurement and related risk management • Review regular reports from the Company regarding its supplier diversity efforts
Governance Committee
•

Monitor best practices, trends, developments and issues relating to corporate governance practices and policies of the Company

•

Oversee and assess the composition of the Board, including diversity of skills, experience, opinions, as well as diversity of gender, race or ethnicity, nationality or country of origin, and other factors

•

Oversee the Company’s corporate and political action committee political contributions, and receive annual reports overviewing the Company’s political activities

Progress

As one of the world’s largest global beverage companies, we have a long history of sustainability and are committed to driving long-lasting, meaningful change by incorporating sustainability into all aspects of our business. In 2017, we launched Our Imprint strategy, which included a set of ambitious 2025 environmental sustainability goals. Informed by a materiality assessment and with the United Nations Sustainable Development Goals in mind, we focused our efforts where we believe we can have the most positive impact on our Planet: Climate, Water and Packaging. Highlights for 2022 include announcing the elimination of six-pack plastic rings by 2025 for all North American brands and submitting our SBTi commitment to achieving net zero GHG emissions across our value chain by at least 2050.

In 2020, we added new People aspirations through 2023 to reflect our renewed commitment to putting people first and building a more diverse, equitable and inclusive culture. We strive to provide meaningful experiences for our employees and believe that building a strong and diverse workforce has a significant influence on our success as a business and our ability to deliver on our purpose. We value and respect our differences and believe that diversity with equity and inclusion is the key to collaboration and a winning team culture. As we work to build a more diverse and inclusive workforce and management team, we have developed programs to promote the recruitment, retention and development of diverse leaders and team members. Two examples include our PACE program which focuses on developing and accelerating the leadership capability of early- to mid-career women; and the TAP2LEAD program, a leadership development program focused on growing our diverse talent aligned to our DEI strategy. We believe we have made positive progress on our representation goals in 2022, increasing the representation of women in our worldwide workforce and increasing the representation of people of color in our U.S. workforce.

As a global beverage company, deeply rooted in the beer business, Molson Coors is a charter member of the International Alliance for Responsible Drinking (IARD). This collaborative industry body represents the 13 leading beer, wine and spirits companies, and partners with public sector, civil society and private stakeholders to address the global public health issue of harmful drinking. IARD works with governments globally to support the World Health Organization’s Noncommunicable Diseases Global Monitoring Framework target of 10% reduction in harmful use of alcohol by 2025.

Metrics that support Our Imprint commitments are embedded in the performance goals for leaders of our organization that have the ability to impact the goals. In addition, starting in 2022 and continuing in 2023, 10% of the short-term incentive awards for the MCLT is based on a scorecard composed of certain quantitative ESG metrics.

More information about our strategy and progress can be found in the Molson Coors Our Imprint ESG Report,

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available at www.molsoncoors.com/sustainability. The information provided on our website (or any other website referred to in this statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

Governance Guidelines

Our full Board, the majority of which is independent, oversees the corporate governance of our Company. Our Board has adopted Governance Guidelines to promote effective corporate governance and the proper functioning of the Board and its committees. The Governance Guidelines set forth a common set of expectations as to how our Board should function, including with respect to the composition of our Board, the criteria to be used in selecting director nominees, Board and Committee oversight of the Company’s ESG strategy and initiatives, expectations of our directors, and evaluation of the performance of our Board and its committees. Our Board and the Governance Committee regularly review developments in corporate governance and consider stockholder feedback to respond to new developments as necessary and appropriate.

Code of Business Conduct

All of our directors and employees, including our CEO, CFO and other executive and senior officers, are bound by our Code of Business Conduct which complies with the requirements of the New York Stock Exchange (NYSE) and the Securities and Exchange Commission (SEC) to confirm that our business is conducted in a legal and ethical manner. The Code of Business Conduct covers areas of professional conduct, including employment policies, conflicts of interest, fair dealing and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website at www.molsoncoors.com within four business days following the date of such amendment or waiver.

Board and Committee Governance

Board Leadership Structure

Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the non-management directors, including with respect to risk oversight, as discussed below. We separate the roles of Chair and CEO.

Chair and Vice Chair. According to our Bylaws, the Chair is appointed by the Class A-C Nominating Subcommittee or the Class A-M Nominating Subcommittee, alternating on a biennial basis. The Vice Chair is appointed by the Class Nominating Subcommittee that does not appoint the Chair. Peter H. Coors was appointed Chair by the Class A-C Nominating Subcommittee effective May 2021, and he will serve in this position until this Annual Meeting. Andrew T. Molson was appointed Vice Chair by the Class A-M Nominating Subcommittee effective May 2021 and he will serve in this position until this 2023 Annual Meeting. Effective as of the conclusion of this Annual Meeting, the Class A-M Nominating Subcommittee has appointed Geoffrey E. Molson to serve as Chair, and the Class A-C Nominating Subcommittee appointed David S. Coors to serve as Vice Chair, and each will serve in their respective position until the 2025 Annual Meeting.

Independent Governance Committee Member. The Independent Governance Committee Member plays a crucial role in acting as an intermediary between the Coors and Molson families, the independent directors, and members of management. The Independent Governance Committee Member also has additional governance responsibilities pursuant to the Governance Guidelines and Restated Certificate of Incorporation, including (1) reviewing and approving Board and committee agendas, together with the Chair and Vice Chair, (2) convening, reviewing and approving agenda for, and chairing executive sessions that typically occur during each regular Board meeting of the independent directors without non-independent directors or members of management present, (3) reporting to the Board, Chair or management, as appropriate, on any issues, requests or concerns identified during the independent director executive sessions, and (4) overseeing, with the support of the Company Secretary, the annual Board and committee evaluation process.

Board’s Role in Risk Oversight

Our Board is responsible for overseeing our enterprise risk management program (ERM Program) to confirm it is appropriately designed to identify and manage the principal short, medium, and longer-term risks of our business. Our Board recognizes that achievement of our strategic objectives necessarily involves internal and external risks, and that as our business evolves, risks applicable to our business change. The ERM Program is a proactive and ongoing process, led by our legal and risk professionals and senior management, to identify and assess risks, and to build out and track mitigation and reduction efforts. The ERM program is designed to enable

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us to appropriately manage, prioritize and mitigate risks, while fostering a culture of integrity, risk awareness and compliance within our Company. As shown below, our Board has tasked its committees with certain risk management responsibilities, and these committees regularly report to the Board regarding the matters within their area of responsibility. These discussions help to inform strategic decisions with transparency into the accompanying opportunities and challenges relevant to our business.

Board/Committee	Primary Areas of Risk Oversight
Board
•

Oversee, monitor and annually review our ERM Program

•

Adopt a strategic planning process and annually approve a strategic financial and corporate plan for the Company that takes into account, among other things, the opportunities and risks of our business

•

Confirm the dedication of resources and implementation of appropriate systems to manage the principal risks of our business

•

Oversee related party transactions (shared with the Audit Committee)

•

Review regular reports from management on material risks, the degree of exposure to those risks, and plans to address such risks

•

Review reports on risk assessment from the Board committees

Audit Committee
•

Oversee, review and discuss with the independent auditors, financial and senior management, the internal auditors, the ethics and compliance managers and the Board, the Company’s policies and procedures with respect to risk assessment and risk management.

•

Oversee, review and discuss with management, internal audit and the independent auditors, the Company’s ERM program, policies and procedures with respect to the assessment and management of principal and emerging risks facing the Company (including major financial risk exposures, and the risks related to the Company’s tax and finance compliance activities, the Company’s technology, cybersecurity and information security, and certain ESG matters) and the steps management has taken to monitor and control such risks

•

Approve and oversee the Company’s anti-pledging policy in order to protect the Company against potential risks resulting from any pledging of the Company’s stock

•

Oversee related party transactions (shared with our Board)

•

Oversee our internal controls and internal audit function

•

Oversee risks related to certain of the Company’s ESG programs, policies and practices, including those related to alcohol policy and environmental matters

•

Oversee risks related to the Company’s cybersecurity, technology, and information security programs and review emerging cybersecurity, technology, and information security developments and threats, and the Company’s strategy to mitigate cybersecurity, technology, and information security risks

Compensation & HR Committee
•

Oversee the risks relating to our compensation and benefit plans, and human resource programs

•

Oversee and monitor the Company’s risks, policies and strategies relating to certain human capital management initiatives, including employee talent, performance, development, total rewards, and DEI policies and programs

Finance Committee
•

Oversee financial risk management strategies, including capital structure, debt portfolio, pension plans, taxes, hedging, currency, interest rates, commodity and other derivatives

•

Monitor interest rate risk relating to the Company’s debt portfolio

•

Oversee risk management efforts related to the Company’s renewable energy procurement activities

Governance Committee
•

Oversee the Company’s corporate and political action committee political contributions and political activities

•

Monitors best practices, trends, developments and issues related to corporate governance practices and policies, in the context of the Company’s shareholder profile and “controlled company” status for NYSE and Toronto Stock Exchange (TSX) purposes

•

Oversee, evaluate and recommend to the Board policies for retirement, resignation and retention of directors

Management is charged with managing the business and the risks associated with the enterprise and reporting regularly to our Board. Management primarily regulates risk through robust internal processes and control environments, comprehensive internal and external audit processes, the overall ERM Program, a strong ethics and compliance department, and by adhering to the Code of Business Conduct and our other policies. Management routinely communicates business risks identified through the ERM Program or otherwise to our Board or the appropriate

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committees and individual directors. Further, the Board’s role in risk oversight of the Company is consistent with our leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board and its committees providing oversight in connection with those efforts. Our risk oversight framework also aligns with our disclosure controls and procedures. For example, our quarterly and annual financial results and related disclosures are reviewed by its disclosure committee, comprised of senior management and pertinent members of management, most of which participate in the risk assessment practices described above.

From time to time, we also utilize industry information sources, such as professional services firms or subscription resources, to assess trends and benchmark data relevant to our industry. These insights are incorporated into our ERM Program with appropriate mitigation plans and performance indicators as needed. They are regularly reported to the Audit Committee and Board as part of our ongoing ERM Program process.

Cybersecurity Risk Oversight

Cybersecurity is a critical component of our ERM program. Our Board, Audit Committee and senior management receive periodic briefings concerning cybersecurity, information security, and technology risks, and our related risk mitigation programs. As detailed above, the Board and Audit Committee provide oversight over cybersecurity risk. The Audit Committee provides a deeper level of cybersecurity oversight through engagements at each meeting with senior management, including our VP Information Technology and key members of our cybersecurity team. We have implemented a cybersecurity awareness training program to facilitate initial and continuing education for employees on cybersecurity and related matters. Regular reviews are conducted to assess our information security programs and practices, including incident management, service continuity, information security compliance programs and related achievements. The Company maintains a cyber liability insurance policy providing insurance coverage for certain liability losses and business interruption events arising from an information security breach. In March 2021, the Company experienced a systems outage that was caused by a cybersecurity incident. Outside of the March 2021 incident, the Company has not experienced a material information security breach within the last three years.

Specific Risks

To learn more about the risks we face, you can review the risk factors included in Part I, “Item 1A. Risk Factors”, of the Annual Report, and those risks described from time to time in our other reports filed with the SEC.

Board Composition and Refreshment

Our Governance Guidelines require our Board and the Governance Committee to base director nominations on criteria that reflect the best interests of our Company, and stockholders and corporate responsibilities. In doing so, our directors strive to attain a Board with the appropriate balance and diversity of background and experience.

The factors considered when we select a director nominee for the Board include the individual’s:

•

diversity of opinion, personal and professional background and experience;

•

diversity of gender, race or ethnicity, nationality, age or country of origin, as further discussed below;

•

personal qualities and characteristics, accomplishments and reputation in the business community;

•

current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

•

ability and willingness to commit adequate time to our Board and committee matters;

•

skills, personality and compatibility with our other directors and potential directors in an effort to build a Board that is effective, collegial and responsive to the Company’s needs; and

•

skills and experience that correspond with the perceived needs of our Company, our Board and its committees at the time.

As noted above, our Board and Governance Committee consider various factors, including gender, age, race, ethnicity, nationality, and country of origin, as part of the assessment of director nominees to serve on our Board. In furtherance thereof, the Governance Committee will require that any initial list of prospective director candidates include, but need not be limited to, candidates with a diversity of race, ethnicity or gender, and will similarly require any director search firm to include such candidates. The Board and the Governance Committee assess the effectiveness of this policy as part of their regular review of the Governance Guidelines and by monitoring changes in the Board’s composition and diversity mix along a variety of dimensions over time.

In evaluating candidates, the Board, the Governance Committee, or the relevant subcommittee (as described below) will make a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information. If the Board, the Governance Committee, or the relevant subcommittee determines that a particular candidate likely would contribute positively to the Board’s mix of skills and experiences, it will conduct interviews with the candidate and may invite other directors or members of management to interview the candidate to assess the candidate’s overall qualifications. The Board, the Governance Committee, or the relevant subcommittee will consider the candidate in the context of the Board’s then-current composition and the

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needs of the Board and its committees and make a recommendation as to whether the candidate should be nominated for election. This procedure is the same for all candidates, including director candidates identified by shareholders.

The Board periodically reviews and assesses its composition and takes into consideration factors that may impact Board turnover and refreshment. To promote regular refreshment, the Governance Guidelines include a policy that provides that no director is eligible for nomination or election to our Board as an independent director if they will reach the age of 72 by the calendar year-end immediately preceding our next annual meeting; provided that, in rare circumstances, the Board may approve an exception to this guideline on a case-by-case basis. These retirement-age restrictions do not apply to our non-independent Class A directors.

Nomination Process

Potential director nominees may come to our attention through recommendation by management, current members of our Board, our stockholders or third-party search firms hired to identify and/or evaluate potential nominees. The Board retained a third-party search firm for a fee to help facilitate the identification, screening and interview process of potential director nominees, including Julia M. Brown in 2021 and Leroy J. Williams, Jr. in 2022. After our Board considers the qualifications outlined above, together with feedback from any third-party search firms hired to evaluate potential nominees, candidates are formally nominated and vacancies are filled in accordance with the terms of our Restated Certificate of Incorporation as shown below:

Body to Nominate or Fill Vacancy	Director Nominees
Entire Board Majority independent
•

Three director nominees to be elected by holders of Class B common stock and Special Class B voting stock, voting together as a class

•

All nominees must be independent

•

Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Governance Committee: Independent Governance Committee Member Class A-C Nominating Subcommittee Class A-M Nominating Subcommittee
•

Two director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class

•

Must include the CEO of our Company (currently Gavin D.K. Hattersley) and one member of management approved by at least two-thirds of the authorized number of directors (currently vacant)

Class A-C Nominating Subcommittee(1): David S. Coors Peter H. Coors
•

Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class (Coors Directors)

•

A majority of the nominees must be independent

Class A-M Nominating Subcommittee(1): Andrew T. Molson Geoffrey E. Molson
•

Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock voting together as a class (Molson Directors)

•

A majority of the nominees must be independent

(1)

The Class A-C Nominating Subcommittee and the Class A-M Nominating Subcommittee each cease to have the power to make nominations and fill vacancies if the Coors Trust and certain Coors family stockholders, in the case of the Class A-C Nominating Subcommittee, or Pentland Securities (1981) Inc. (Pentland) and certain Molson family stockholders, in the case of the Class A-M Nominating Subcommittee, fall below certain ownership thresholds. The required thresholds are all currently satisfied.

As a result of our nomination process, we elected or nominated six highly-qualified directors since September 2019, increasing the number of women directors to three and the number of ethnically or racially diverse directors to three.

Candidates Recommended by Stockholders

Pursuant to our Governance Guidelines, our Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates identified by other sources. Stockholders wishing to recommend a director candidate to serve on our Board may do so by providing advance written notice to us following the procedures set forth in the “Questions and Answers” section of this Proxy Statement. Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our Bylaws.

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Director Independence

Although not required due to our “controlled company” status, a majority of the directors on our Board meet the definition of independence under the NYSE Listing Standards. In addition, our Restated Certificate of Incorporation contains provisions intended to ensure that a majority of our directors are independent from management at all times. Specifically, our Restated Certificate of Incorporation defines an independent director as any director who is independent of management and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of our stock) that could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of our Company.

During a meeting held in February 2023, the Board determined that the following director nominees are independent under the NYSE Listing Standards and our Restated Certificate of Incorporation:

Independent Directors
Julia M. Brown	H. Sanford Riley
Roger G. Eaton	Louis Vachon
Mary Lynn Ferguson-McHugh	Leroy J. Williams, Jr.
Charles M. Herington	James “Sandy” A. Winnefeld, Jr.
Nessa O’Sullivan

Board Committees

The Board currently has four standing committees: the Audit Committee, the Compensation & HR Committee, the Finance Committee and the Governance Committee. Our Board may from time to time establish additional committees.

As discussed above under “Nomination Process,” the Governance Committee, which is referred to as the Nominating Committee in our Restated Certificate of Incorporation, also has two sub-committees, which are required under our Restated Certificate of Incorporation.

The following table identifies the current members of each standing committee of our Board and the number of meetings held by each committee during 2022. As a “controlled company,” we are not required to follow typical director independence requirements for certain of our committees. However, other than certain members of the Governance Committee, which are prescribed by the terms of our Restated Certificate of Incorporation, each member of the Board’s committees meets the definition of an independent director under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Director Name	Audit	Compensation & HR	Finance	Governance
Julia M. Brown
David S. Coors				(1)
Peter H. Coors				(1)
Roger G. Eaton
Mary Lynn Ferguson-McHugh
Gavin D.K. Hattersley
Charles M. Herington
Andrew T. Molson				(2)
Geoffrey E. Molson				(2)
Nessa O’Sullivan
H. Sanford Riley
Louis Vachon
Leroy J. Williams, Jr.
James “Sandy” A. Winnefeld, Jr.
Meetings Held in 2022	7	7	5	4

= Chair	(1)	Member of the Class A-C Nominating Subcommittee.
= Member	(2)	Member of the Class A-M Nominating Subcommittee.

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Audit Committee
PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Audit Committee represents and assists our Board in overseeing:

•

the conduct and integrity of our financial reporting processes to any governmental or regulatory body, the public or other users thereof, and the completeness and accuracy of our financial statements;

•

our compliance with legal and regulatory requirements and our ethics and compliance program, including our Code of Business Conduct;

•

our systems of internal control over financial reporting and disclosure controls and procedures;

•

our internal audit function;

•

the independence and performance of our independent auditors, their conduct of the annual audit and their engagement for any other lawful purposes or services;

•

certain of our ESG programs, policies and practices, including those related to alcohol policy, environmental matters and Our Imprint ESG Report, as well as reporting, controls, data assurance, and risks related to such matters; and

•

our cybersecurity, technology, and information security programs and related risks.

Our Audit Committee is also charged with:

•

preparing the Audit Committee Report that is required by the SEC to be included in this Proxy Statement;

•

overseeing, reviewing, and discussing with the independent auditors, financial and senior management, the internal auditors, the ethics and compliance managers and the Board, our policies and procedures with respect to risk assessment and risk management;

•

appointing (subject, if applicable, to stockholder ratification), retaining, compensating, evaluating and terminating the independent auditors, including having sole authority to approve all audit engagement fees and terms;

•

overseeing the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting;

•

subject to the requirements of our Bylaws, which require full Board approval in the case of transactions between the Company and certain affiliates, reviewing, approving, and overseeing related person transactions in accordance with our Global Related Person Transaction Policy; and

•

periodically reviewing and assessing the adequacy of the Global Related Person Transaction Policy and recommending to the Board any modifications to the Global Related Person Transaction Policy that the Audit Committee considers necessary or appropriate.

Furthermore, our Audit Committee reviews with management and our independent auditors:

•

major issues regarding accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles;

•

major issues regarding the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies;

•

major analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (GAAP) methods on the financial statements; and

•

the effects of regulatory and accounting initiatives, as well as off-balance sheet structures on our financial statements.

For more information on the Audit Committee’s role in risk oversight see the “Board’s Role in Risk Oversight” section of this Proxy Statement. In addition, the Audit Committee Report is included under its own heading later in this Proxy Statement.

INDEPENDENCE

Each member of the Audit Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). Our Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Standards, and that Roger G. Eaton and Nessa O’Sullivan are each an “audit committee financial expert” as defined under SEC regulations.

Compensation & HR Committee
PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Compensation & HR Committee is responsible for:

•

reviewing and approving compensation levels for the Company’s executive officers;

•

reviewing and approving incentive compensation programs for the Company’s employees and exercising discretion in administration of such programs;

•

making and approving equity awards to executive officers, except for the CEO, under the Company’s equity incentive plans;

•

making recommendations to the Board with respect to the compensation of directors;

•

preparing the report on the Company’s executive compensation disclosures required by the rules and regulations of the SEC to be included in this Proxy Statement;

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•

overseeing certain aspects of the Company’s benefit plans, including new and emerging benefit trends; and

•

overseeing the Company’s (a) talent retention and development, including leadership development and succession planning; (b) talent pipeline; (c) programs and systems for performance management; (d) commitment to DEI; and (e) certain human capital management initiatives.

Our Compensation & HR Committee may form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation & HR Committee. The Compensation & HR Committee may delegate its authority except to the extent prohibited or restricted by applicable law or regulation or by the Company’s Restated Certificate of Incorporation or Bylaws. Under its charter, the Compensation & HR Committee may also delegate to one or more officers of the Company the authority to make equity awards to eligible individuals. Any officer to whom such authority is delegated must periodically report to the Compensation & HR Committee the grants so made. The Compensation & HR Committee retains the right to change or revoke any delegation at any time.

The details of the processes and procedures used for determining compensation of our executive officers are set forth in the “Compensation Discussion & Analysis (CD&A)” section of this Proxy Statement. In addition, the Compensation & HR Committee Report is included under its own heading later in this Proxy Statement.

Our Compensation & HR Committee retained as its independent compensation consultant WTW (formerly known as Willis Towers Watson) (Compensation Consultant) to provide independent advice and assist in the development and evaluation of the Company’s 2022 executive and director compensation policies and programs. After considering various factors as required by applicable NYSE rules and its charter, our Compensation & HR Committee concluded there were no conflicts of interest with the Compensation Consultant.

INDEPENDENCE

Each member of the Compensation & HR Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and applicable federal laws and regulations. Each member also qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act.

Finance Committee
PRIMARY RESPONSIBILITIES

Under the terms of its charter, our Finance Committee assists our Board in overseeing and reviewing the Company’s financial position and policies and to approve financing activities.

The Finance Committee’s responsibilities and duties include:

•

monitoring our financial, hedging and investment policies and strategies, as well as our tax strategies and legal entity structure;

•

monitoring our financial condition and our requirements for funds, including with respect to acquisitions and divestitures;

•

monitoring investment performance and funding of our pension funds;

•

monitoring our debt portfolio, including debt instruments, interest rate risk and expense management, credit facilities, liquidity and banking and cash management arrangements;

•

subject to certain issuances requiring Board approval or delegated to the CEO and CFO, reviewing and approving the amounts, timing, types, issuances, incurrence and terms of: (i) debt facilities, indentures or other arrangements for our indebtedness; and (ii) liability management transactions, including amendments, purchases and repayments prior to maturity related to our then outstanding debt securities;

•

monitoring relationships with credit rating agencies and the ratings given to us;

•

overseeing our financial risk management strategies, including capital structure, debt portfolio, pension plans, taxes, hedging, foreign currency, interest rates, commodity and other derivatives;

•

periodically reviewing the results of our investment, derivative and hedging activities;

•

monitoring and approving our dividend and share repurchase policies and programs provided that certain dividends and share repurchase programs require final approval by our Board;

•

subject to certain agreements requiring Board approval or delegated to the CEO and CFO, reviewing and approving the entry into agreements by us to purchase goods and services in the aggregate amount of greater than $250 million USD (or local currency equivalent) in one year or $500 million USD (or local currency equivalent) over the term of the agreement;

•

overseeing and monitoring the Company’s renewable energy procurement activities and related risk management efforts;

•

reviewing regular reports regarding our supplier diversity efforts; and

•

overseeing, monitoring and reviewing regular reports regarding our return on investment related to acquisitions, growth initiatives and overall enterprise returns.

INDEPENDENCE

Each member of the Finance Committee meets the independence requirements of the NYSE Listing Standards and our Restated Certificate of Incorporation.

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Governance Committee
COMPOSITION

Pursuant to our Restated Certificate of Incorporation, our Governance Committee (which is referred to in our Restated Certificate of Incorporation as the Nominating Committee) must be made up of five directors: two directors who make up our Class A-C Nominating Subcommittee; two directors who make up our Class A-M Nominating Subcommittee; and one independent director, referred to as the Independent Governance Committee Member.

PRIMARY RESPONSIBILITIES

Under the terms of the Governance Committee’s charter and our Restated Certificate of Incorporation, the responsibilities and duties of the Governance Committee and its Nominating Subcommittees include, among other things:

•

recommending to our Board up to three candidates for election by the holders of our Class B common stock and our Special Class B voting stock;

•

nominating, directly or through its sub-committees, up to 12 candidates to stand for election by the holders of our Class A common stock and our Special Class A voting stock as further described under “Nomination Process”;

•

periodically evaluating and recommending criteria for selection of Board members to be adopted by the Governance Committee and our Board;

•

monitoring and overseeing the annual evaluation of our Board;

•

reviewing and preparing for approval by our Board the annual budget for the activities and operations of our Board;

•

periodically evaluating and recommending for approval to our Board the policies for retirement, resignation and retention of the directors;

•

recommending for approval by our Board memberships and chairs of the Board’s other committees;

•

identifying and recommending for approval by our Board candidates for CEO of our Company;

•

assisting the Board in monitoring best practices, trends, developments and issues relating to our corporate governance practices and policies, in the context of our shareholder profile and “controlled company” status for NYSE and TSX purposes;

•

overseeing our corporate and political action committee political contributions and receiving annual reports summarizing our political activities, including an annual review of our Political Contributions Policy & Activity Report; and

•

reviewing and recommending for approval by our Board, changes to our Governance Guidelines.

INDEPENDENCE

As a “controlled company,” we are not required to have a nominating/corporate governance committee consisting entirely of directors who meet the independence requirements of the NYSE Listing Standards. H. Sanford Riley, the Independent Governance Committee Member, is independent under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Board and Committee Self-Assessments

Pursuant to the Governance Guidelines, our Board and its committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of our Board and its committees and to confirm that they are working effectively. The Secretary’s office solicits feedback from all directors, and the results of such feedback are discussed with our Board and Governance Committee in detail. In addition, the Independent Governance Committee Member periodically conducts one-on-one meetings with each member of our Board to receive additional feedback regarding director performance, Board and committee composition and effectiveness, and suggested areas of improvement.

Meetings and Attendance

Our Board held seven meetings during 2022. All directors attended at least 75% or more of the aggregate meetings of our Board and the committees of our Board on which they served during 2022, in each case during the periods that he or she served. In fact, all directors attended at least 94% of such Board meetings. In addition, our directors are encouraged to attend the Annual Meeting. All directors standing for re-election at such time attended the 2022 annual meeting of stockholders.

Our Board and each of its committees generally hold executive sessions of non-employee directors at each regularly scheduled meeting. The Board executive sessions of independent directors are presided over by the Independent Governance Committee Member, as set forth in the Governance Guidelines.

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Our Long-Term Family Stakeholders

Molson Coors is the proud combination of two family controlled publicly-listed companies that came together in 2005: Molson, Inc. (Molson) and Adolph Coors Company (Adolph Coors). Molson traces its roots back to 1786, making it North America’s oldest beer company, and Adolph Coors was originally founded in 1873. We believe the long history of the involvement and ownership of the Molson and Coors families is one of our greatest strengths.

Our Company continues to thrive as a result of having two dedicated family stakeholder bases with a long-term ownership perspective. Generations of Molson and Coors family members have actively served on our Board and been engaged in the business, which demonstrates their families’ interest in and commitment to the long-term success of our Company. Currently, Andrew T. Molson and Geoffrey E. Molson, each the sixth generation Molson family members engaged in the business, are active members of our Board of Directors. In addition, Peter H. Coors and David S. Coors, fourth and fifth generation Coors family members, respectively, are engaged in the business and also active members of our Board, and David S. Coors and Peter J. Coors (son of Peter H. Coors and brother of David S. Coors and a former Board member) are also active employees in our business.

We strongly believe that the Molson and Coors family control and their long-term stewardship have provided, and will continue to provide, a strategic advantage to our Company. Historically, the family ownership structure has helped to maintain stability and mitigate certain short-term pressures typically faced by widely-held companies, which has allowed the Board and management to focus on more long-term sustainable growth that generally benefits all stockholders. This strategic advantage is sustained by a careful balancing of the roles of our Board, management, and all of our stockholders—including the Molson and Coors families. We also recognize the important role that our independent directors play in our Company. Despite our “controlled company” nature, a majority of our Board is independent and, as discussed further above, our Independent Governance Committee Member plays a crucial role in helping to confirm the interests of all directors are taken into consideration on matters, including through acting as chair of the executive sessions of solely independent directors.

The family members also play an important role in upholding our corporate culture, which has helped us to attract and retain top talent. In addition, management effectively cultivates its relationship with the Molson and Coors family members through a variety of channels, including regular Board and committee interaction, investing in future growth opportunities and supporting Molson Coors’ vision to unite people and celebrate all life’s moments.

Stockholder Engagement

Why We Engage

We believe it is essential to actively engage with our stockholders to discuss and receive feedback regarding matters of importance to them and emerging trends, including, among others, changes to continue to bolster our corporate governance practices, the interplay between ESG and executive compensation, and appropriate ESG frameworks and disclosure metrics. Accordingly, we adhere to the following practices to continue to build and maintain relationships and trust with our stockholders:

conducting year-round engagement with stockholders, proxy advisory firms, and stock analysts; engaging at stockholders’ request to address questions and concerns regarding the Company;
providing stockholder feedback to the Board and committees on a regular basis; and
considering and reflecting on stockholder feedback in our periodic review and update of policies and practices.

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How We Engage

Who We Engage With

We proactively reach out twice each year to our top 25 stockholders and other stockholders as needed, including those that requested engagement or voted against certain proposals.

What We Discussed

Our interactions with stockholders in 2022 and this year covered a broad range of topics, including the following:

•

ESG matters, including greenhouse gas emissions, climate performance, natural capital, and ESG data assurance and reporting frameworks

•

Board and management oversight of ESG matters

•

Emerging trends around the interplay between ESG and executive compensation

•

DEI and human capital management efforts

•

Board effectiveness, refreshment, succession planning and Board-level diversity activities

How We Responded

Based on feedback we received as a result of our engagement activities, we have made a number of enhancements to our corporate governance policies and disclosures in the past several years. Below are a few examples of the changes made based on feedback from our stockholders:

•

We amended our Restated Certificate of Incorporation to expand the non-binding advisory say on pay vote to include the Class B stockholders.

•

We continue to update our ESG and sustainability disclosures to highlight the steps we have taken and continue to take to achieve Our Imprint 2025 strategy and our sustainability goals.

•

We revised our Governance Guidelines in 2021 to clarify the various types of diversity that the Board considers in evaluating director nominees and board composition.

•

We further updated our Governance Guidelines to clarify that the Governance Committee will ensure that any initial list of prospective director candidates include, but need not be limited to, candidates with a diversity of race, ethnicity or gender, and will similarly require any director search firm to include such candidates.

•

We implemented an enhanced anti-pledging policy as part of the Insider Trading Policy.

•

We adopted a retirement age of 72 for our independent directors.

•

We adopted a Political Contributions Policy in partial response to employee and stockholder engagement.

•

Since September 2019, we elected six new directors to the Board, increasing the number of women directors to three and the number of ethnically or racially diverse directors to three.

•

Starting in 2022 and continuing in 2023, 10% of the short-term incentive awards for the MCLT will be based on an ESG scorecard composed of certain quantitative ESG metrics.

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Certain Governance Policies

Hedging, Pledging and Short Sale Policies

Under our Insider Trading Policy, directors, executive officers, and other employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the individual’s securities holdings in our Company.

In addition, the Audit Committee adopted an enhanced anti-pledging policy, set forth in the Insider Trading Policy, that prohibits directors, executive officers, and other employees from purchasing our securities on margin, borrowing against any account in which our securities are held, or otherwise pledging securities as collateral for a loan. The restriction on pledging our securities as collateral for a loan (not including margin debt) may be waived with the prior approval of the CFO and Chief Legal Officer or Legal Designee (as defined under the Insider Trading Policy), except in the case of a proposed pledge by an insider (defined as a director or executive officer who is subject to Section 16 of the Exchange Act or any executive that is a direct report to the CEO). Any proposed pledge by an insider must also be approved in advance by the Audit Committee as part of its risk oversight function.

The enhanced anti-pledging policy sets forth more than a dozen distinct factors that must be considered before a proposed pledging transaction may be approved. Details of outstanding pledges of our securities are included within footnotes in the “Beneficial Ownership” section of this Proxy Statement.

As part of its risk assessment and risk management oversight responsibilities, the Audit Committee has evaluated the outstanding pledges of our securities, both on an individual and an aggregate basis, including the potential impacts to us and our stock price in the event of a forced sale, and does not believe they are reasonably likely to have a material adverse effect on us. In addition, the Audit Committee has reviewed and approved our risk management plans in the event of a forced sale or other potential event of default under these pledging arrangements.

Our directors, executive officers and other employees also are prohibited from engaging in short sales related to our common stock and the exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco).

Political Contribution Policy

In February 2021, the Governance Committee adopted an enhanced political contribution policy that outlines the Company’s policies, procedures and philosophy regarding its political contributions and activities. The Political Contribution Policy was adopted in response to feedback received from employees and as part of the Company’s ongoing stockholder engagement. The Political Contribution Policy sets forth the broad criteria that drive decisions regarding political contributions by employee-funded entities (e.g., federal PACs), corporate contributions where allowed by law, and other lobbying and advocacy efforts. It also provides that the Company’s political spending will be aligned to a set of giving criteria that is focused on a pro-Company agenda that generally, but not exclusively, opposes increased beer taxes and restrictions on sales and marketing, and promotes marketplace transparency and industry innovation. The Political Contribution Policy also clarifies that the Company’s political spending will not be influenced by the political preferences of any individual director, officer or employee. The policy vests oversight responsibilities with the Governance Committee and places day-to-day management of the Company’s political activities with the Chief Legal & Government Affairs Officer and Vice President — Government Affairs.

Access To Our Directors

Stockholders and other interested parties may communicate directly with members of our Board as described in the “Questions and Answers” section of this Proxy Statement.

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Director Compensation

General

We use a combination of cash and stock-based compensation to ensure we can attract and retain high-caliber individuals to serve on our Board. The Compensation & HR Committee, with assistance from the Compensation Consultant, reviews and makes recommendations to our Board annually with respect to the form and amount of director compensation. In setting director compensation, the Compensation & HR Committee considers the significant amount of time that directors expend in fulfilling their duties to our Company and the skill level required of our Board members, as well as the compensation of directors at our peer companies. Our overall director compensation approach is to target the median of our peer group described in the “Compensation Discussion & Analysis (CD&A)” section of this Proxy Statement for both cash and stock-based elements.

2022 Compensation

For 2022, directors received an annual cash retainer and an annual equity grant in the form of restricted stock units (RSUs), as shown below. Amounts paid are prorated according to dates of service.

Compensation Element	Members (non-Chair) ($)	Chair & Vice Chair of our Board ($)	Chair of the Audit Committee ($)	Chair of the Compensation & HR Committee ($)	Chair of the Finance Committee ($)
Cash Retainer	100,000	190,000	120,000	120,000	115,000
RSUs	145,000	145,000	145,000	145,000	145,000
Total	245,000	335,000	265,000	265,000	260,000

In addition, directors are reimbursed for any expenses incurred while attending our Board or any committee meetings and in connection with any other Company business. Board members also received tax reporting and filing assistance given the complexities created by having Board meetings across multiple countries and tax jurisdictions.

After a review of our peer group median reference points, the Compensation & HR Committee believes our director pay approximates the median of our peer group and thus recommended, and the Board approved, no changes to any elements of director compensation for 2022.

Under our Directors’ Stock Plan, non-Molson and non-Coors family directors may elect to receive 0%, 50% or 100% of their annual cash retainer in the form of either: (i) shares of Class B common stock; or (ii) deferred stock units (DSUs), with the balance in each case being paid in cash. Molson and Coors family directors receive their entire retainer and any Chair or Vice Chair retainer, as applicable, in cash. DSUs represent the right to receive shares of Class B common stock when the director’s service on our Board terminates. Upon departure from the Board, directors who have elected DSUs are paid a cash amount equal to the dividends that would have been paid during the vesting period had each DSU been an actual share of Class B common stock.

Gavin D.K. Hattersley, as our President and CEO, does not receive any compensation for his service on the Board. See the “Executive Compensation” section of this Proxy Statement for Mr. Hattersley’s compensation as President and CEO of the Company.

Director Stock Ownership Requirements

In order to further align the interests of directors with the long-term interests of our stockholders, our Board has determined that, by the end of his or her fifth year as a director, each director should own stock or stock equivalents with a value equal to five times the annual retainer. All of our directors currently meet or are on track to meet this requirement. Shares owned directly by the director, as well as the value of DSUs and unvested RSUs, are included in calculating ownership levels.

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Director Compensation Table

The table below summarizes the compensation by our Company to directors for the year ended December 31, 2022.

Current Directors	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Julia M. Brown	100,000	145,028	—	245,028
David S. Coors(2)	100,000	145,028	—	245,028
Peter H. Coors	190,000	145,028	—	335,028
Roger G. Eaton	120,000	145,028	—	265,028
Mary Lynn Ferguson-McHugh	120,000	145,028	—	265,028
Charles M. Herington	100,000	145,028	—	245,028
Andrew T. Molson	190,000	145,028	—	335,028
Geoffrey E. Molson(3)	100,000	145,028	77,468	322,496
Nessa O’Sullivan	100,000	145,028	—	245,028
H. Sanford Riley	100,000	145,028	—	245,028
Louis Vachon	115,000	145,028	—	260,028
Leroy J. Williams, Jr.(4)	61,814	145,028	—	206,842
James “Sandy” A. Winnefeld, Jr.	100,000	145,028	—	245,028
Former Director
Douglas D. Tough(5)	38,187	—	—	38,187
(1)

As outlined below in “Fees Earned or Paid in Cash Elections”, certain directors elected to receive a portion of the above fees in the form of Deferred Stock Units (“DSUs”) or shares of the Company stock pursuant to our deferred compensation program for directors.

(2)

In addition to his director compensation reflected in the table above, David S. Coors received compensation of approximately $371,000 in 2022 as an employee of our Company, which included salary, bonus and equity awards consisting of PSUs and RSUs. Assuming maximum-level performance for the PSUs, the aggregate compensation would be increased by $50,000.

(3)

Geoffrey E. Molson, through an entity controlled by him, received CAD $105,000 in 2022 for consultant services rendered to our Company in his ambassadorial role, both of which are shown in the “All Other Compensation” column above. A CAD to USD exchange rate of 0.73779 as of December 31, 2022 was used to convert Mr. Molson’s ambassadorial role fees.

(4)

Mr. Williams was elected as a director on May 18, 2022. The amounts reflected above are prorated for his service during 2022.

(5)

Mr. Tough served as a Director through May 18, 2022. The amounts reflected above are prorated for his service during 2022 and include a portion of his fees paid in cash due to his retirement as a Director during the second quarter of 2022.

On May 19, 2022, each director received an annual equity grant of 2,856 RSUs with a grant date fair value of $50.78 per unit and an aggregate grant date fair value of $145,028. The grant date fair value is calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, Compensation-Stock Compensation (FASB Topic 718). The assumptions used to calculate these amounts are described in Note 16 “Share-Based Payments” to our Company’s consolidated financial statements in the Annual Report. The RSUs cliff vest on May 19, 2025, or upon retirement of the director from our Board, whichever comes first. Upon vesting of RSUs, the director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of Class B common stock.

Fees Earned or Paid in Cash Elections

For 2022, the directors made the following elections under our Directors’ Stock Plan:

•

Retainer paid in 100% Cash: Julia M. Brown, David S. Coors, Peter H. Coors, Mary Lynn Ferguson-McHugh, Andrew T. Molson, Geoffrey E. Molson, H. Sanford Riley, Leroy J. Williams, Jr. and James “Sandy” A. Winnefeld Jr.

•

Retainer paid in 50% DSUs and 50% Cash: Charles M. Herington and Douglas D. Tough

•

Retainer paid in 100% DSUs: Roger G. Eaton and Nessa O’Sullivan

•

Retainer paid in 100% Shares of Class B Common Stock: Louis Vachon

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Stock Awards

Outstanding Equity Awards

The table below summarizes each director’s outstanding RSUs and DSUs as of December 31, 2022.

Current Directors	RSUs(1)	DSUs(2)
Julia M. Brown	5,384	—
David S. Coors	9,326	—
Peter H. Coors	9,326	—
Roger G. Eaton	9,326	20,581
Mary Lynn Ferguson-McHugh	9,326	—
Charles M. Herington	9,326	24,745
Andrew T. Molson	9,326	—
Geoffrey E. Molson	9,326	—
Nessa O’Sullivan	9,326	5,605
H. Sanford Riley	9,326	15,668
Louis Vachon	9,326	8,759
Leroy J. Williams, Jr.(3)	2,856	—
James “Sandy” A. Winnefeld, Jr.	9,326	—
Former Director
Douglas D. Tough(4)	—	—
(1)

Represents the underlying shares of Class B common stock issuable upon vesting, retirement from our Board, death or disability, and settlement, as applicable; Excludes 3,002 outstanding RSUs received by David S. Coors in conjunction with his service as an employee of the Company.

(2)

Represents the underlying shares of Class B common stock issuable within thirty days after termination of service as a member of our Board, and settlement, as applicable.

(3)

Mr. Williams was elected as a director on May 18, 2022.

(4)

Mr. Tough’s outstanding RSUs became 100% vested and his outstanding DSUs were paid in shares of Company stock upon his retirement on May 18, 2022.

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Related Person Transactions

Approval of Related Person Transactions

Our Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is required to approve all related person transactions (except those transactions between us and affiliates or members of the Molson or Coors families, which require full Board approval in accordance with our Bylaws) with an aggregate amount involved that will, or may be expected to, exceed $120,000. Other than salary and benefits to officers and employees in the ordinary course of business, any transaction between us and affiliates or members of the Molson or Coors families, regardless of the amount involved, requires Board approval under our Bylaws pursuant to the requirements set forth therein.

Under the policy, our directors, executive officers and beneficial owners of more than 5% of our Class A common stock, our Class B common stock, the Class A exchangeable shares, the Class B exchangeable shares or other voting securities (collectively, 5% beneficial owners) are expected to disclose the material facts of any transaction that could be potentially considered a “related person” transaction to our Company.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee will review the relevant facts regarding the transaction including: (a) the extent of the related person’s interest in the transaction; (b) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances; and (c) whether the related person transaction is consistent with the best interests of our Company and stockholders.

Each of the transactions and relationships set forth below were ratified and approved in the manner and to the extent required under our related party transaction policy or Bylaws, as applicable.

Certain Related Person Transactions

Eric H. Molson, the father of Andrew T. Molson and Geoffrey E. Molson, serves as a Director Emeritus. In connection with his role, he has the ability to recommend up to $325,000 per year in charitable contributions.

We have contractual relationships with the Montréal Canadiens and Gestion evenko. Geoffrey E. Molson, a member of our Board, and Andrew T. Molson, our Vice Chair, are affiliated with the general partner and one of the limited partners of CH Group Limited Partnership, the owner of the Montréal Canadiens, the Bell Centre, L’Équipe Spectra and Gestion evenko. Geoffrey E. Molson is also the President and CEO of CH Group Limited Partnership. In 2022, we made payments totaling approximately CAD $19.1 million to the Montréal Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Montréal Canadiens or its affiliates made payments totaling approximately CAD $6.0 million to us according to the terms of our agreements and purchased our products in the ordinary course of business. In 2022, we made payments totaling approximately CAD $1.9 million to Gestion evenko in marketing, advertising and promotional endeavors in the ordinary course of business. The business relationships have been in place for many years, are reviewed at least annually by the Audit Committee, and our Board has determined they are fair and reasonable and comparable to market conditions for similar business relationships.

In addition, in connection with the sale by one of our predecessor entities of its ownership interest in the Montréal Canadiens, such predecessor agreed to assume the liability associated with the Montréal Canadiens Deferred Compensation Plan (MCDC) for the benefit of the Montréal Canadiens’ players and coaches. During 2022, we did not make any annual pension payments under the MCDC.

We have an ongoing business relationship with RES PUBLICA and its subsidiary, NATIONAL Public Relations, for strategic public relations services. Geoffrey E. Molson and Andrew T. Molson are affiliated with RES PUBLICA. Andrew T. Molson is a partner and the Chairman of RES PUBLICA, and Geoffrey E. Molson is a member of its board of directors. In 2022, we made payments to NATIONAL Public Relations totaling approximately CAD $75,500 for strategic public relations services, and no payments to RES PUBLICA. The business relationship has been in place for many years, is reviewed at least annually by the Audit Committee, and our Board has determined it is fair and reasonable and comparable to market conditions for similar business relationships.

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in our Class A shares of our Company. Hiring and placement decisions are made based upon merit and compensation packages that are offered commensurate with policies in place for all employees of Molson Coors. Peter J. Coors (son of Peter H. Coors and brother of David S. Coors), and

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David S. Coors (son of Peter H. Coors) are employed by the Company. In 2022, Peter J. Coors received compensation in the ordinary course of business of approximately $256,000, which included salary, bonus and equity awards. Our policies and procedures for review, approval and ratification of related person transactions did not require review, approval or ratification of Peter J. Coors’ compensation because it was limited to salary and benefits paid to an employee in the ordinary course of business. Please see the “Director Compensation” section of this Proxy Statement for a description of Peter H. Coors’ and David S. Coors’ compensation in their respective roles as directors of our Company and for David S. Coors’ compensation as a non-executive employee.

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Management

Executive Officers

The following persons hold the executive officer positions at Molson Coors as further described below as of the Record Date.

Age 60 President and CEO of Molson Coors since September 2019	GAVIN D.K. HATTERSLEY BUSINESS EXPERIENCE: See page 16.

Age 56 CFO of Molson Coors since November 2016

TRACEY I. JOUBERT

BUSINESS EXPERIENCE:

Prior to her current role, Ms. Joubert served as the CFO and Executive Vice President of MillerCoors from 2012 to November 2016. Prior to entering that role in 2012, Ms. Joubert served as Vice President of Finance, Planning & Analysis and Controller since the formation of MillerCoors in 2008. Before joining MillerCoors, she served as Director of Finance and Group Services at Miller Brewing Company. She began her career in beer with SAB Limited in Johannesburg, South Africa, where she served as Financial Manager of technical accounting and Financial Manager of finance services. Prior to joining SAB Limited, she was Financial Manager at Barloworld, Ltd and articled at KPMG South Africa. Ms. Joubert has served as director of JELD-WEN Holding, Inc. (NYSE: JELD), a publicly-traded global manufacturer and distributor of windows, doors, and other building products, since 2021. She previously served as a director of Cooper Tire & Rubber Company (NYSE: CTB) from 2017 to 2021. She also serves on the Board of Trustees for the Boys and Girls Clubs of Milwaukee.

EDUCATION:

Ms. Joubert holds bachelor’s degrees in Commerce and Accounting from the University of Witwatersrand in South Africa. She passed the Public Accountants and Auditors Board exams in 1989.

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Age 46 Chief Legal and Government Affairs Officer of Molson Coors since December 2021

ANNE-MARIE W. D’ANGELO

BUSINESS EXPERIENCE:

Prior to joining Molson Coors, Ms. D’Angelo served as Executive Vice President, General Counsel and Corporate Secretary for NiSource (NYSE: NI), an energy holding company, from January 2021 to December 2021, and as Senior Vice President, General Counsel and Corporate Secretary from 2019 through January 2021. Before joining NiSource, Ms. D’Angelo served as General Counsel and Corporate Secretary of Global Brass and Copper Holdings from 2017 to August 2019. Prior to joining Global Brass and Copper Holdings, Ms. D’Angelo spent nearly 13 years at McDonald’s Corporation serving in various roles of increasing responsibility. She began her career at a midsize Chicago law firm practicing commercial real estate and corporate law. Ms. D’Angelo serves on the PODER25 Advisory Council and is an active member of the Hispanic National Bar Association.

EDUCATION:

Ms. D’Angelo holds a Juris Doctor from the University of Notre Dame Law School and a bachelor’s degree in English from the College of the Holy Cross.

Age 45 Chief Commercial Officer since March 2023

MICHELLE ST. JACQUES

BUSINESS EXPERIENCE:

Prior to her current role, Ms. St. Jacques served as Chief Marketing Officer of Molson Coors from November 2019 to February 2023, and as Chief Marketing Officer of MillerCoors from February 2019 until November 2019. From 2015 to January 2019, Ms. St. Jacques served as Senior Vice President and Head of Global Brand & Marketing Capabilities for Kraft Heinz Company, in addition to a number of other roles of increasing responsibilities with the company. Prior to the 2015 merger of Kraft and Heinz, she served as Vice President of Heinz Brand for H. J. Heinz Company from 2014 to 2015.

EDUCATION:

Ms. St. Jacques holds a bachelor’s degree of Business Administration from the University of Michigan.

Age 46 President and CEO of Molson Coors EMEA&APAC since January 2022

SERGEY YESKOV

BUSINESS EXPERIENCE:

Prior to his current role, Mr. Yeskov served as Managing Director-Central and Eastern Europe from January 2020 to December 2021. Mr. Yeskov served as President and CEO of Molson Coors International from January 2018 to December 2019. He also served as Chief Sales and Commercial Officer at Molson Coors Canada from January 2017 to December 2017 and as Regional President of Croatia, Bosnia, Slovenia / General Manager of Zagrebačka Pivovara from December 2009 to December 2016. Prior to joining Zagrebačka Pivovara, he held a number of positions in breweries owned by Anheuser-Busch InBev.

EDUCATION:

Mr. Yeskov holds a Master of Business Administration degree from the IEDC - Bled School of Management, an Engineering degree from the National Aerospace University - Kharkiv Aviation Institute, and a bachelor’s degree in International Economics from Kharkiv State Economics University.

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Proposal No. 2 — Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-pay Vote)

In accordance with Section 14A of the Exchange Act, the Class A Holders and the Class B Holders, voting together as a single class, are entitled to cast a vote to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis (CD&A)” section and the “Executive Compensation” section of this Proxy Statement. This proposal is also referred to as the say-on-pay vote. We have held a say-on-pay vote at each year’s annual meeting since 2013, and based on the 2017 advisory vote regarding the frequency of say-on-pay votes, our Board has determined to hold an advisory vote on named executive officer compensation every year. For more information about the frequency of our future say-on-pay votes, please see “Proposal No. 3 — Advisory Vote on the Frequency of Future Stockholder Votes on Named Executive Officer Compensation (the Advisory Say-on-Frequency Vote)” of this Proxy Statement.

In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis (CD&A)” and “Executive Compensation” sections of this Proxy Statement. As described in more detail in those sections, we believe our compensation programs emphasize performance and accountability while maintaining alignment with medium- and long-term stockholder interests.

We are asking our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinion and the Compensation & HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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Compensation Discussion and Analysis (CD&A)

TABLE OF CONTENTS

Compensation Discussion and Analysis (CD&A)	49
Introduction	49
Executive Summary	49
Executive Compensation Philosophy	52
Oversight of Executive Compensation Programs	55
Components of Executive Compensation and 2022 Executive Pay Outcomes	56
Additional Information Regarding Executive Pay	62

Introduction

This CD&A describes our executive compensation programs and practices and explains how the Compensation & HR Committee considers performance when making compensation decisions. This discussion focuses on the compensation provided to our NEOs, who for 2022 were:

Gavin D.K. Hattersley	Tracey I. Joubert	Michelle St. Jacques	Anne-Marie D’Angelo	Sergey Yeskov
President and CEO	CFO	Chief Commercial Officer(1)	Chief Legal and Government Affairs Officer	President and CEO of Molson Coors EMEA&APAC
(1)

Effective March 1, 2023, Ms. St. Jacques was appointed the Company’s Chief Commercial Officer. Ms. St. Jacques previously served as the Company’s Chief Marketing Officer from November 2019 to February 2023.

Executive Summary

Linking Compensation to Strategy

Our overall business strategy drives our compensation philosophy and the choices we make as a business. Our two primary focus areas are (i) to be the first choice for our people, consumers and customers strategy, and (ii) execution against the following five pillars:

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Our business strategy involves delivering against the above pillars and using a balanced focus on both top- and bottom-line performance with a goal of achieving sustainable growth. Our annual incentive program, the Molson Coors Incentive Plan or MCIP, supports this strategy by incorporating two bottom-line metrics: Adjusted Underlying Income Before Income Taxes and Adjusted Underlying FCF; and two top-line metrics: Adjusted NSR and Adjusted NSR / HL, all weighted equally. New for 2022, we also included a scorecard of ESG metrics weighted at 10% of the overall payout under the MCIP for the MCLT.

Capital allocation within our business has long been guided by prudent investments that are designed to grow stockholder value over the medium- to long-term. To maintain a disciplined, consistent approach, the Company uses PACC across the business and we historically included PACC as a metric in our long-term incentive plan (LTIP) for our PSUs, along with Relative TSR and Cumulative NSR, which further aligns our compensation program with the interests of our stockholders.

In 2022, we replaced PACC with Cumulative Underlying Income Before Income Taxes as a metric in our PSUs, while maintaining Relative TSR and Cumulative NSR as metrics, with each being independent measures weighted as follows: Relative TSR – 50%, Cumulative NSR – 25%, and Cumulative Underlying Income Before Income Taxes – 25%. In addition, starting in 2022, PSU payouts for long-term Company achievement of Cumulative NSR or Cumulative Underlying Income Before Taxes are no longer contingent on threshold performance on Relative TSR. We believe this approach emphasizes the importance of delivering against the Company’s business strategy and ambition to focus on sustainable top- and bottom-line growth. Even though PACC is still expected to continue to play an important role for the Company in making business and capital allocation decisions, we believe that Cumulative Underlying Income Before Income Taxes provides a more direct tie to employee performance as employees are better able to understand how their actions can effectuate improvements in this metric.

Linking Compensation to Performance

In 2022, we achieved the following Enterprise MCIP results on the metrics for our short-term incentive plans:

•

Below target performance on our Adjusted Underlying Income Before Income Taxes metric driven by lower financial volumes and cost inflation, mainly on materials, transportation and energy costs, partially offset by positive net pricing, lower MG&A expense and favorable sales mix;

•

Below target performance on Adjusted Underlying FCF metric driven primarily by lower net cash provided by operating activities;

•

Above target performance on our Adjusted NSR metric reflects positive net pricing and favorable sales mix, partially offset by lower financial volumes;

•

Above target results for our Adjusted NSR / HL metric reflects positive net pricing and favorable sales mix resulting from portfolio premiumization and favorable channel mix; and

•

Below target performance on our ESG scorecard reflects that progress was made on most metrics but results were mixed compared to our preset targets.

These results combined to produce an overall Enterprise MCIP payout at 77% of target. As discussed below under “Annual Incentives,” certain of our NEOs earn short-term incentive payouts based on the results of particular business units rather than the entire company. The Americas MCIP payout was at 81% of target and the EMEA&APAC MCIP payout was at 137% of target.

The three-year PSUs granted in 2020 did not pay out in 2022 because our performance was below the threshold performance target levels for the period. Therefore, none of the value reported in the summary compensation table for 2020 for PSUs was realized.

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2022 CEO Realizable Pay Versus Adjusted Underlying Performance

As mentioned above, variable incentive metric performance was mixed for MCIP and LTIP-PSUs in 2022. The overall Enterprise MCIP for 2022 paid out at 77% of target, but the 2020 to 2022 PSU awards did not pay out.

Realizable pay for Mr. Hattersley for 2022 was $7.11 million against a target value of $8.57 million — or approximately 83% of target. Realizable pay for this comparison includes base salary, actual non-equity incentive plan payments, intrinsic value for stock options granted in 2022, RSUs granted in 2022 valued at the stock price of December 30, 2022, PSUs granted in 2022 assuming target-level PSU performance and valued at the stock price of December 30, 2022, and dividend equivalents.

Values related to performance incentive metrics shown in the chart above are reflective of final incentive plan results. MCIP incentive metrics are adjusted for the impact currency exchange rate fluctuations have on the calculations throughout the year and certain unplanned economic or business issues as approved by the Compensation & HR Committee.

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Executive Compensation Governance Practices

What We Do	What We Don’t Do
Tie a significant portion of compensation to performance	Have an executive compensation program that encourages excessive risk taking
Use a balance of short- and long-term incentive awards with diverse performance metrics for both	Re-price stock options without stockholder approval
Award incentive compensation subject to clawback policy	Provide excise tax gross-ups to executives
Consider peer group and comparable industry data in setting compensation	Allow hedging of Company stock
Establish significant executive and director stock ownership guidelines and evaluate compliance annually	Award excessive perquisites
Retain an independent compensation consultant	Offer excessive change in control or severance benefits
Actively engage with investors regarding executive compensation and governance practices	Pay dividend equivalents on unvested stock awards
A portion (10%) of the short-term incentive awards for the MCLT is based on an ESG scorecard composed of certain quantitative ESG metrics

Executive Compensation Philosophy

Our objective is for our executive compensation programs to support our business needs while being competitive in an ever-changing marketplace. To that end, our executive compensation programs follow certain core principles that we believe enable us to attract and retain the leaders who will effectively develop and execute our business strategy. The Compensation & HR Committee regularly reviews these principles to ensure they meet our strategic objectives.

In designing compensation programs and setting compensation levels, we apply the following principles:

Pay for Performance Compensation mix

We pay for performance by ensuring that a significant portion of compensation for our executives is “at-risk.” As executives progress in the Company and assume more responsibility, the percentage of at-risk performance-based pay awarded to them increases. Consistent with our pay philosophy and in line with the compensation awarded at companies in our peer group, our NEOs’ annual target total direct compensation (TDC) (consisting of base salary, target annual incentive and target long-term incentive) is structured so that approximately 86% of the CEO’s compensation and approximately 72% of the other NEOs’ compensation consists of annual and long-term elements that are at-risk and vary with financial and TSR performance.

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2022 TARGET COMPENSATION MIX

Combined, our short-term and long-term incentives are designed to drive and reward strong performance by the Company and our people. Our mix of fixed and variable compensation motivates both short-term performance on designated financial objectives and longer-term strategic performance, both of which drive value to our stockholders.

Market Competitiveness

We have a global philosophy and process for setting base salaries, annual incentive opportunities and equity grant targets for our NEOs and other top executives. Generally, we set benefits and perquisites to reflect the home country practice and applicable law.

Each year, the Compensation & HR Committee reviews the competitiveness of our compensation program and of the program’s individual elements. For 2022, the Compensation & HR Committee used information regarding a peer group of 20 companies together with survey data from other companies in the consumer products industry to assess the competitive levels for each element of the NEOs’ compensation and, when appropriate, for perquisites and benefits.

The Compensation & HR Committee, in consultation with the independent Compensation Consultant, selected the 2022 peer group so that our annual revenue would fall near the median of the peer group’s annual revenue. This was the same approach that was used in selecting the Company’s 2021 peer group. The Compensation & HR Committee also selected the peer group based on consideration of the following similarities:

Size	Operations	Global Complexity	Competition for Global Talent

General Economic Challenges	Industry; or at a Minimum, Consumer Product Companies	Public Versus Privately Held

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Our 2022 peer group consisted of the following companies:

The Boston Beer Company, Inc.	General Mills, Inc.
Brown-Forman Corporation Campbell Soup Company Carlsberg A/S The Clorox Company Coca-Cola European Partners Plc Colgate-Palmolive Company Conagra Brands, Inc. Constellation Brands, Inc.	Heineken NV The Hershey Company Hormel Foods Corporation The J. M. Smucker Company Kellogg Company Keurig Dr Pepper Inc. The Kraft Heinz Company McCormick & Company, Incorporated
Diageo plc	Monster Beverage Corporation
Peer group is unchanged from 2021 peer group.

Strategically Chosen Compensation Elements

The table below describes the purpose of each element of our pay program and how target levels for our NEOs typically compare to the peer group. The Compensation & HR Committee does not fix pay solely based on peer group benchmarks. Rather, competitive market data is only one component in the decision-making around executive compensation. The Compensation & HR Committee also considers each individual’s experience and performance, business and industry challenges, and macroeconomic factors.

Element of Compensation	Purpose	Peer Group Reference Point
Base Salary — Fixed Pay	• Fixed dollar amount that provides a competitive level of fixed compensation	• Generally, median of the peer group
Annual Incentive Awards — Pay for Performance	• Provides variable pay opportunities to reward achievement of short-term Company goals that also drive sustainable long-term value creation	• Generally, target is set at the median of peer group • Actual payouts are determined by performance
Long-Term Incentive Awards — Pay for Performance	• Provide long-term, stock-based variable pay opportunities to reward achievement of long-term Company goals	• Generally, target is set at the median of peer group • Actual payouts are determined by performance (PSUs), stock price at vesting, or both

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Oversight of Executive Compensation Programs

To ensure consistent application of our compensation philosophy, we draw on the perspectives of different groups in setting objectives, reviewing performance, and determining compensation for our executive officers, as set forth in the following table.

Roles And Responsibilities

Board (Majority Independent)
•

Sets annual operating plan and long-range (three-year) plan, including Adjusted Underlying Income Before Income Taxes and Adjusted Underlying FCF, as well as Adjusted NSR and Adjusted NSR / HL. These plans lay the foundation for our compensation programs.

•

The non-executive members of the Board:

–

Review the CEO’s performance measured against the established metrics and assess the manner in which the CEO motivated the team to achieve prescribed performance goals.

–

Sets CEO’s base pay, annual incentive target, and LTIP targets after reviewing recommendations from the Compensation & HR Committee, and approve ultimate bonus payments and equity awards, if any.

Compensation & HR Committee (100% Independent)
•

Sets compensation for the NEOs other than the CEO after reviewing recommendations from the CEO.

•

Reviews data, business objectives and goals as established in coordination with our Board, and assesses achievement and recommends compensation for the CEO for approval by our Board.

•

After our Board establishes business goals and objectives, sets performance measures and payout ranges for MCIP and LTIP metrics.

•

Certifies Company and business unit performance against the established metrics, and reviews the performance of the NEOs (other than the CEO) based on the evaluations presented by the CEO.

Compensation Consultant (Independent)
•

Reports directly to the Compensation & HR Committee.

•

Assists in developing recommendations for executive compensation, including by providing market compensation data for all the NEOs.

•

Based on input and guidance from the Compensation & HR Committee, the CEO and the Chief People and Diversity Officer, develops and provides information and recommendations to assist the Compensation & HR Committee in reviewing and adjusting the global compensation program, including:

–

peer group and industry data;

–

assessments of pay competitiveness for executive officers; and

–

methods for implementing compensation elements and relative pay and performance alignment.

CEO
•

Recommends individual performance goals for the other NEOs and guides the achievement of those goals.

•

Evaluates each other NEO’s performance on the basis of personal goals set for the year and a self-assessment completed by the NEO.

•

Recommends salaries and MCIP and LTIP awards for the other NEOs, based on his assessments.

•

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

Chief People and Diversity Officer (Americas)
•

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

•

Recommends adjustments to our executive compensation programs to the CEO and the Compensation & HR Committee.

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Components of Executive Compensation and 2022 Executive Pay Outcomes

This section describes the key elements of our executive compensation program and the 2022 awards to our NEOs.

Base Salary

We use base salary to provide fixed compensation that is meant to be competitive with our peers. For 2022, the Compensation & HR Committee approved the following salaries and adjustments for the NEOs other than Mr. Hattersley, whose salary was approved by our Board based upon the Compensation & HR Committee’s recommendation.

NEO	Base Salary as of December 31, 2021 ($)	Base Salary as of December 31, 2022 ($)	Base Salary Total % Change in 2022
Gavin D.K. Hattersley	1,150,000	1,200,000	4.3%
Tracey I. Joubert	803,612	824,506	2.6%
Michelle St. Jacques	659,200	675,021	2.4%
Anne-Marie D’Angelo(1)	—	575,000	—
Sergey Yeskov(1),(2)	—	426,239	—
(1)

Base salary information for Ms. D’Angelo and Mr. Yeskov is provided only for 2022 because they were not NEOs for 2021.

(2)

Value is in USD. A EUR to USD exchange rate of 1.0705 as of December 31, 2022 was used to convert Mr. Yeskov’s base salary.

Annual Incentives

•

The MCIP provides a variable annual pay opportunity, which is consistent with peer companies’ practices to reward participants for achievement against short-term objectives that can have a long-term impact on our Company’s performance.

•

The MCIP rewards many employees for performance against pre-established annual goals at the Company, business unit and individual levels. The MCIP award for the CEO is based entirely on the achievement of Company goals. MCIP awards for the other NEOs are based primarily on the performance of the business units whose results they can influence the most, but final awards may be adjusted based on performance against individual goals.

2022 MCIP Target Awards

Target awards for the NEOs are expressed as a percentage of base salary. The following table shows, for each NEO, the target award, which business unit results are considered, and whether individual performance is considered and, at what proportion.

NEO	Target award (as a % of base salary)	Basis of MCIP award
Gavin D.K. Hattersley	150%	100% Enterprise
Tracey I. Joubert	90%	75% Enterprise 25% Individual
Michelle St. Jacques	75%	75% Americas 25% Individual
Anne-Marie D’Angelo	75%	75% Enterprise 25% Individual
Sergey Yeskov	90%	75% EMEA&APAC 25% Individual

For NEOs other than the CEO, individual goals measure performance against specific job initiatives and carry a 25% weight of their respective total MCIP targets. For 2022, individual goals for NEOs were consistent with the third year of our updated business strategy and its focus on driving sustainable top- and bottom-line growth while evolving from a beer to a beverage company, which included, but are not limited to:

•

shifting the culture of the Company to drive stronger engagement and business performance,

•

capability improvements and ESG objectives delivered as part of our updated business strategy,

•

improving the above premium representation of the Company’s portfolio,

•

improving the health of core brands, and

•

achieving financial goals.

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To help ensure that NEOs maintain a focus on the organization as a whole, there are no payouts under the MCIP for achievement of individual goals unless threshold performance is achieved at the Company or applicable business unit level. In other words, if the Company or business unit component does not pay out for a particular NEO, that executive’s individual component will not pay out either, regardless of individual achievements. Conversely, if there is a payout on an NEO’s Company or business unit component, that payout will also affect the NEO’s individual payout, if any.

The individual goal multiplier for each NEO other than the CEO is recommended by the CEO to, and then approved by, the Compensation & HR Committee, based on an assessment of each NEO’s performance against his or her individual goals for the year.

2022 MCIP Performance Metrics
•

The NEOs’ 2022 MCIP awards were based on the following equally-weighted Company or business unit metrics (as applied to the enterprise or the relevant business unit):

Metric (weight %)	Corporate Definition(1)
Adjusted Underlying Income Before Income Taxes (22.5%)	Income (loss) before income taxes from continuing operations, adjusted for certain items
Adjusted Underlying FCF (22.5%)	Cash provided by operating activities minus (–) capital expenditures, adjusted for certain items
Adjusted NSR (22.5%)(2)	Our total revenue from sales after excise taxes, adjusted for certain items
Adjusted NSR / HL (22.5%)(2)	Our total revenue from sales after excise taxes, adjusted for certain items, divided by volume(3)
ESG Scorecard Results (10%)	Metrics include emissions, gender diversity, racial diversity (U.S. only(4)), safety, and water usage.
(1)

Adjusted Underlying Income Before Income Taxes, Adjusted Underlying FCF, Adjusted NSR and Adjusted NSR / HL are non-GAAP measures. Results are calculated by excluding the impact of certain non-GAAP adjustment items from the nearest U.S. GAAP metric, which is (i) income from continuing operations before income tax for Adjusted Underlying Income Before Income Taxes, (ii) net cash provided by operating activities for Adjusted Underlying FCF, (iii) total revenue from sales after excise taxes for Adjusted NSR, and (iv) total revenue from sales after excise taxes divided by volume for Adjusted NSR / HL. Non-GAAP adjustment items include goodwill and other intangible and tangible asset impairments, restructuring and integration related costs, unrealized mark-to-market gains and losses, potential or incurred losses related to certain litigation accruals and settlements and gains and losses on sales of non-operating assets, among other items included in our U.S. GAAP results that warrant adjustment to arrive at non-GAAP results. Adjusted NSR also excludes certain revenues associated with non-owned brands, including contract brewing and wholesale/factored brand sales. We consider these items to be necessary adjustments for purposes of evaluating our ongoing business performance and are often considered non-recurring. Such adjustments are subjective, involve significant management judgment and can vary substantially from company to company. Applicable U.S. GAAP and underlying non-GAAP results may also be adjusted for certain unplanned economic or business issues as may be approved by the Compensation & HR Committee.

(2)

Both Adjusted NSR and Adjusted NSR / HL must be above threshold for these either of these metrics to pay out.

(3)

Enterprise NSR/HL = (EMEA&APAC NSR plus Americas NSR) divided by (Americas financial volume plus EMEA&APAC financial volume plus royalty volume).

(4)

Given data privacy and reporting regulations, we are only able to collect racial data consistently in the U.S. at this time.

The adjustments to arrive at these metrics are determined in accordance with the Company’s written policies regarding such matters. These metrics are further adjusted at the discretion of, and subject to approval by, the Compensation & HR Committee in accordance with our MCIP plan.

2022 MCIP ADJUSTED UNDERLYING RESULTS

Enterprise

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes ($ USD millions)	22.5%	1,133	1,193	1,372	1,129	0%
Adjusted Underlying FCF ($ USD millions)	22.5%	910	1,011	1,314	870	0%
Adjusted NSR ($ USD millions)	22.5%	9,428	9,821	10,214	9,892	118%
Adjusted NSR / HL ($ USD)	22.5%	113.66	118.40	123.14	124.89	200%
ESG Scorecard Results(1)	10%	—	—	—	—	50%
TOTAL PAYOUT						77%

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Business Unit — Americas

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes ($ USD millions)	22.5%	1,044	1,099	1,264	1,045	52%
Adjusted Underlying FCF ($ USD millions)	22.5%	797	886	1,152	731	0%
Adjusted NSR ($ USD millions)	22.5%	7,870	8,198	8,526	8,100	84%
Adjusted NSR / HL ($ USD)	22.5%	129.61	134.90	140.19	140.87	200%
ESG Scorecard Results(1)	10%	—	—	—	—	50%
TOTAL PAYOUT						81%

Business Unit — EMEA&APAC

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Income Before Income Taxes (€ EUR millions)	22.5%	74	83	107	75	50%
Adjusted Underlying FCF (€ EUR millions)	22.5%	99	110	143	123	139%
Adjusted NSR (€ EUR millions)	22.5%	1,371	1,428	1,485	1,577	200%
Adjusted NSR / HL (€ EUR)	22.5%	61.77	64.34	66.91	72.62	200%
ESG Scorecard Results(1)	10%	—	—	—	—	50%
TOTAL PAYOUT						137%
(1) ESG Scorecard metrics are global targets. Targets and performance are consistent across business units.
Final 2022 MCIP Awards

The following table summarizes the calculation of final 2022 MCIP awards for our NEOs after review by the Compensation & HR Committee (and our Board in the case of our CEO Mr. Hattersley) based on the payout percentages noted above. The individual goal multiplier for each NEO (with the exception of the CEO) is recommended by the CEO to and then approved by the Compensation & HR Committee, based on a 2022 performance assessment against individual goals. The “Grants of Plan Based Awards” table provides information on each NEO’s threshold, target and maximum MCIP award.

NEO	2022 MCIP Target (as a % of Salary)	Component	Weight (%)	MCIP Multiplier (%)	MCIP Award for 2022 ($) (Paid in 2023)
Gavin D.K. Hattersley	150	Enterprise	100	77	1,371,760
		TOTAL			1,371,760
Tracey I. Joubert	90	Enterprise	75	77	425,859
		Individual	25	110	156,148
		TOTAL			582,007
Michelle St. Jacques	75	Americas	75	81	305,779
		Individual	25	95	96,830
		TOTAL			402,609
Anne-Marie D’Angelo	75	Enterprise	75	77	249,047
		Individual	25	90	74,714
		TOTAL			323,761
Sergey Yeskov(1)	90	EMEA&APAC	75	137	394,165
		Individual	25	110	144,527
		TOTAL			538,692
(1) A EUR to USD exchange rate of 1.0705 as of December 31, 2022 was used to convert Mr. Yeskov’s MCIP Award for 2022.

The Compensation & HR Committee maintains discretion and control over MCIP award payouts to ensure the final awards are reasonable relative to performance.

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Long-Term Incentives

We use our LTIP to provide variable compensation in the form of equity to reward executives for achieving long-term results that align with our stockholders’ interests.

Under our LTIP, we grant executives three types of awards: PSUs, RSUs and stock options. Each NEO is awarded an aggregate LTIP value, which is allocated among the three types of awards (as shown below). For 2022, we continued with our 2021 mix of awards to provide a balance of performance-based and time-vesting compensation. This mix of awards is designed to tie executive compensation to TSR, balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

LTIP Allocation

Award Type	2022 (%)	Alignment with Shareholders
PSUs	50	Payout depends on our performance on Relative TSR, Cumulative NSR and Cumulative Underlying Income Before Income Taxes
RSUs	30	Value of award depends on our stock price at time of vesting
Stock Options	20	Value is realized only if our stock price increases from the grant date

The number of PSUs and RSUs awarded to each NEO is determined at the date of grant by dividing the target value of the award by the closing price of our Class B common stock on that date and rounded up to the next whole share. The number of stock options is determined at the date of grant by dividing the target value of the award by the Black-Scholes value of the award on that date and rounded up to the next whole share.

The total target value of these LTIP awards granted to the NEOs in 2022 is shown below. The number of PSUs, RSUs and stock options making up those awards are detailed in the “Grants of Plan Based Awards” table.

Name	Total 2022 Annual LTIP Awards ($)
Gavin D.K. Hattersley	5,600,000
Tracey I. Joubert	1,500,000
Michelle St. Jacques	800,000
Anne-Marie D’Angelo	800,000
Sergey Yeskov	1,500,000

The key components of our LTIP are summarized below. Unlike our short-term incentive awards, LTIP awards are based entirely on performance at the enterprise level.

PSUs or Performance Equity

PSUs reward executives for our achievements on TSR relative to the companies in the S&P Consumer Staples Index, cumulative underlying income (loss) before income taxes and cumulative three-year net sales revenue.

Metric	Weight	Definition
Relative TSR	50%

Stock price appreciation plus dividends paid during the performance period, divided by starting stock price, compared relative to the same measure for each of the companies in the S&P Consumer Staples Index at the end of the performance period

Cumulative Underlying Income (Loss) before Income Taxes	25%	Total Underlying Income (Loss) before Income Taxes for January 1, 2022 through December 31, 2024
Cumulative NSR	25%	Total combined net sales revenue for January 1, 2022 through December 31, 2024

The final award amount, upon vesting, is adjusted upwards or downwards from the target amount based on final performance relative to the applicable metrics, subject to threshold and maximum limits (including maximum amounts approved by the Compensation & HR Committee for each NEO in connection with the grant of PSUs). At maximum performance, PSUs vest at 200% of the target number of shares.

In order to achieve a 200% maximum payout for the 2022 to 2024 PSU awards, our Company must exceed its Cumulative Underlying Income (Loss) before Income Taxes target by more than $781 million, exceed its Cumulative NSR target by more than $1,693 million and achieve a Relative TSR ranking of at least the 75th percentile. To achieve a minimum payout (beginning at 0% of the target award), our Company must achieve: Cumulative Underlying Income (Loss) before Income Taxes within $391 million of target, Cumulative NSR within $1,693 million of target, and Relative TSR at or above the 25th percentile.

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•

If the Company’s absolute TSR is negative, payout on the Relative TSR metric is capped at the target payout level.

•

To the extent earned, PSUs are settled on the third anniversary of the date of grant, subject to continuing employment. Earned PSUs can be settled in cash or shares of our Class B common stock, or partly in cash and partly in shares, at the discretion of the Compensation & HR Committee. Historically, performance awards have been settled nearly exclusively in shares.

•

PSUs will vest on a pro-rata basis in the event of retirement, death or disability, and are paid out after the performance period ends based on actual results. Upon a change in control, performance is calculated at 100% of target. For any other termination of employment before the end of the performance period, PSUs are forfeited.

•

Dividend equivalents are accrued on unvested PSUs, from grant date to vesting date to the same extent dividends are paid on Class B shares. Dividend equivalents accrue on unvested PSUs and are paid in cash at vesting, if any, subject to the same performance multiplier as the underlying PSUs.

RSUs
•

We believe that providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and PSUs.

•

RSUs vest in full on the third anniversary of the date of grant, subject to continuing employment.

•

Vested RSUs are settled in shares of Class B common stock.

•

Dividend equivalents are accrued on unvested RSUs, from the grant date to the vesting date, to the same extent dividends are paid on Class B shares. Dividend equivalents accrue on unvested RSUs and are paid in cash at vesting, if any.

•

RSUs will vest on a pro-rata basis in the event of retirement, death or disability. In the event of a change in control, all unvested RSUs will vest, except to the extent a replacement award is provided. For any other termination of employment before the end of the vesting period, RSUs are forfeited.

Stock Options
•

Stock options align the interests of our executives with those of stockholders because stock options have no value unless there is an increase in the value of our shares after the grant date.

•

Stock options vest in three equal annual installments beginning on the first anniversary of the grant date and vested options remain exercisable until the tenth anniversary of the grant date. We believe the ten-year term of our stock options provides an effective long-term retention tool because the options, due to the 10-year term for vested options, retain potential value for executives even in the face of a prolonged downturn in the equity markets. We also believe stock options provide an appropriate balance to PSU grants, which may lose all value if we miss the threshold performance criteria for the awards to pay out.

•

Unvested stock options vest in full in the event of retirement and remain exercisable for three years (or the earlier end of the option term). If a recipient’s employment ends for any other reason, unvested options are forfeited. In the event of a change in control, all unvested stock options vest, except to the extent a substitute award is provided.

Long-Term Incentive (LTIP) Results

2020 to 2022 PSU Payout Results

For the 2020-2022 PSUs, performance was measured 50% based on Relative TSR, 25% on PACC, and 25% on Cumulative NSR over the three-year period. Actual performance that was higher or lower than target for any particular metric was assigned a percentage score from 0% to 200% based on linear interpolation. If Relative TSR finished below the 25th percentile, there would be no payout of the PSUs on any of the metrics.

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Company performance with respect to each metric for the three-year performance period and the resulting Company performance score are set forth in the table below.

Performance Metric	Weighting	Threshold	Target	Maximum	Results	Company Performance Score
Relative TSR Performance	50%	25th Percentile	50th Percentile	75th Percentile	19th Percentile	0
PACC	25%	$1,531	$2,187	$2,843	$1,953	64
Cumulative NSR	25%	$30,872	$32,158	$33,444	$30,762	0

Profit after capital charge (PACC) is defined as Operating Profits minus a Capital Charge, as further described below.(1)

The performance set forth above, specifically the result on Relative TSR performance, resulted in no payouts for our PSUs for the 2020-2022 performance period, which we believe is an appropriate outcome in light of our commitment to pay for performance. The Compensation & HR Committee made no adjustments to the performance metrics above.

Perquisites

We provide certain limited perquisites to our executives, which we believe are appropriate and competitive. These perquisites are described in the narrative following the “Summary Compensation Table”. The Compensation and HR Committee annually reviews perquisites and other executive benefits to ensure that they are reasonable and consistent with our executive compensation philosophy.

Retirement and Other Post-termination Benefits

Retirement

Generally, executive officers participate in the same retirement, savings and pension plans as do other salaried employees in their home country. In addition to our 401(k) plans in the U.S., we provide supplemental defined contribution plans to highly-compensated U.S. employees to address the Internal Revenue Service (IRS) income and benefit limits placed on retirement plans.

Mr. Hattersley and Ms. Joubert also participate in various Company pension plans where benefits were frozen prior to 2010.

Details regarding the operation of our retirement and pension plans are provided in the narrative following the “Pension Benefits” table.

Deferred Compensation
•

The Molson Coors Deferred Compensation Plan (DCP) is substantially similar in structure and operation to our tax-qualified 401(k) plan and is intended to make employees whole on Company contributions that would otherwise be made to our 401(k) plan were it not for certain IRS limits. Additionally, the DCP allows certain highly-compensated executives to defer up to 75% of their base pay and up to 100% of MCIP award payments. All U.S.-based NEOs participate in these plans.

•

We believe these benefits to be competitive with those offered to similarly situated executives and consistent with market practices.

•

Details regarding the operation of our deferred compensation plans are contained in the “Non-Qualified Deferred Compensation” section of this Proxy Statement.

Change in Control and Severance
•

Through the combination of our change in control program (as amended, CIC Program) and our Severance Pay Plan, we provide protection to executives in situations involving termination “not for cause” following a change in control. All U.S. NEOs participate in the CIC Program and Severance Pay Plan.  Mr. Yeskov has a Directors Service Agreement in Croatia, which entitles him to severance in the event the Company terminates his employment without notice.

•

As a condition of participating in the CIC Program, eligible employees are required to enter into

(1)

Operating Profits is defined as underlying earnings before taxes multiplied (x) by 1 minus (-) our underlying effective tax rate plus (+) underlying interest expense plus (+) underlying depreciation and amortization. Capital Charge is calculated as underlying net operating assets multiplied (x) by our weighted average cost of capital (WACC). PACC is calculated annually, with PSU PACC targets and actual results based on a three-year cumulative calculation. “Underlying net operating assets” means the Company’s 13-point average net operating asset balance used to calculate the capital charge. It includes current assets; net property, plant & equipment; equity investment based upon the Company’s ownership interest in a joint venture; current liabilities; and other assets/liabilities. It is also adjusted to exclude the impact of other non-GAAP adjustments. This measure reflects the return required by stockholders and creditors to fund the Company on a long-term basis.

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confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect us regardless of whether a change in control occurs.

•

Under the CIC Program, a participant is entitled to certain benefits subject to “double-trigger” conditions following a change in control. Specifically, CIC Program benefits are payable if both (a) a change in control occurs and (b) if the participant is terminated by the Company other than for cause, death or disability or the participant resigns for good reason, in each case, on or within a certain period of time (for NEOs, two years) after the change in control. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company. The CIC Program does not provide for any excise tax gross-ups. Each of the benefits is also conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain non-solicitation covenants.

•

Additional information about CIC Program, the Severance Pay Plan and Mr. Yeskov’s Directors Service Agreement is provided in the “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

Additional Information Regarding Executive Pay

Compensation and Risk Assessment

Our Compensation & HR Committee believes that we have no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

Governance of Equity Grant Process

The Compensation & HR Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves annual salary adjustments and annual incentive payouts. Annual equity grants typically are made in late February or early March at a special meeting of the Compensation and HR Committee (for the NEOs other than the CEO) and a special meeting of the Board (in the case of the CEO).

Individual recognition equity awards may be granted at other times during the year, typically on the first trading day of a month, related to special circumstances, such as acquisitions, establishment of joint ventures, promotions, extraordinary performance, retention and other events. Awards of stock options, RSUs or other equity incentives to new executive officers typically occur at the time the individual joins the organization or first becomes an officer.

Equity awards made to NEOs during 2022 are further described under the header “Long-Term Incentive (LTIP) Results”. These awards are also reflected in the relevant compensation tables.

Stock Ownership Guidelines

We have stock ownership guidelines for our executives because we believe it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, executives must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary shown below.

Position	Requirement Met?	Ownership Requirement as a Multiple of Annual Salary	Additional Details
CEO	Yes	6 x
•

Each NEO has five years from the time they assumed their current role to reach the required ownership level.

•

Shares owned outright, the value of shares in deferred compensation plans, the projected value of unvested RSUs and PSUs, and shares held in trust for estate planning purposes count toward the ownership requirement. Vested and unvested stock options are excluded. PSU projections take into account stock price changes but assume metric performance at target.

Other NEOs	Yes	3 x
Other Senior Executives	Yes	3 x

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Recovery of Awards (Clawback)

Under our clawback policy, we will use reasonable efforts to recoup from our current and former executive officers, executive members of the CEO’s leadership team, and certain other employees designated by the Compensation & HR Committee, any excess incentive-based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws regardless of whether such officers were at fault in the circumstances leading to the restatement. The Company will also adopt a clawback policy to comply with the listing standards of any national securities exchange on which the Company’s securities are listed as required under Rule 10D-1 of the Exchange Act (or other applicable law).

We also negotiate payback terms for certain items in executive offer letters, such as sign-on bonuses and relocation expenses.

Response to Advisory Say-on-Pay Vote

The Compensation & HR Committee has taken into consideration the results of the 2022 stockholder advisory vote to approve executive compensation. That vote demonstrated that stockholders approve of our compensation practices; the advisory resolution received approximately 95.2% of votes cast in favor. The Compensation & HR Committee has followed a similar approach to compensation in 2022. The Compensation & HR Committee will continue to consider the result of say-on-pay votes when making future compensation decisions for the NEOs, including as discussed above under “Stockholder Engagement”.

Compensation & HR Committee Report

The Compensation & HR Committee, comprised of independent directors, reviewed and discussed the above CD&A with management. Based on the review and discussion, the Compensation & HR Committee recommended to our Board that this CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION & HR COMMITTEE

Mary Lynn Ferguson-McHugh (Chair)	Julia M. Brown James A. Winnefeld, Jr.	H. Sanford Riley

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2022 and, where applicable, 2021 and 2020 for each of our 2022 named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gavin D.K. Hattersley President and CEO	2022	1,187,671	—	5,059,609	1,120,009	1,371,760	—(3)	332,349	9,071,398
	2021	1,137,671	—	4,202,824	1,040,003	1,621,182	—(3)	233,000	8,234,680
	2020	1,100,000	—	3,649,000	900,004	1,039,500	25,239	226,902	6,940,645
Tracey I. Joubert CFO	2022	819,354	—	1,355,275	300,012	582,007	—(3)	178,892	3,235,540
	2021	795,990	—	1,616,534	400,006	680,571	—(3)	147,086	3,640,187
	2020	767,108	—	1,216,367	300,006	489,319	44,146	153,110	2,970,056
Michelle St. Jacques Chief Marketing Officer	2022	671,120	—	722,833	160,001	402,609	—	116,167	2,072,730
	2021	654,466	—	646,595	160,004	471,215	—	135,148	2,067,428
	2020	640,000	—	729,842	180,002	713,400	—	100,230	2,363,474
Anne-Marie D’Angelo(1) Chief Legal and Government Affairs Officer	2022	575,000	—	722,833	160,001	323,761	—	58,674	1,840,269

Sergey Yeskov(2) President and CEO of Molson Coors EMEA&APAC	2022	426,239	—	1,355,275	300,012	538,692	—	132,764(5)	2,752,982

(1)

Ms. D’Angelo was appointed Chief Legal and Government Affairs Officer effective December 13, 2021.

(2)

Mr. Yeskov was appointed President and CEO of Molson Coors EMEA&APAC effective January 1, 2022. A EUR to USD exchange rate of 1.0705 as of December 31, 2022 was used to convert Mr. Yeskov’s 2022 Salary and All Other Compensation.

(3)

For 2022, Mr. Hattersley and Ms. Joubert had a decrease in Change in Pension Value of $53,937 and $77,301, respectively, which negative amounts are not reflected in the table pursuant to applicable SEC rules. For 2021, Mr. Hattersley and Ms. Joubert had a decrease in Change in Pension Value of $6,748 and $15,310, respectively, also not reflected in the table.

(4)

The amounts reported in the “All Other Compensation” column reflect the sum of: (i) the incremental cost to the Company of perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the Molson Coors Employees’ Retirement and Savings Plan, and DCP (collectively, the Plans); and (iv) the dollar value of life insurance premiums paid by the Company. The amounts contributed to the Plans are calculated on the same basis for all participants in the relevant plan. The provisions of the Plans are described in the “Non-Qualified Deferred Compensation” section of this Proxy Statement.

(5)

For Mr. Yeskov, All Other Compensation includes relocation related expenses. Some payments were invoiced in other currencies and converted to constant currency for invoicing.

For 2022, the perquisites and other personal benefits provided to one or more of our NEOs consisted of financial planning, sports tickets, parking allowance, executive physical, mobility, vehicle allowance and product allotment.

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A description of the additional “All Other Compensation” received by the NEOs in 2022 is set forth below:

Name	Contributions to the 401(k) and DCP Plans		Life Insurance Premiums ($)(2)
	Total Contributions ($)(1)	Components of Total Contributions
Gavin D.K. Hattersley	252,712	$27,450 to the 401(k) Plan and $225,262 to the DCP	26,839
Tracey I. Joubert	134,958	$27,450 to the 401(k) Plan and $107,508 to the DCP	14,223
Michelle St. Jacques	102,783	$27,450 to the 401(k) Plan and $75,333 to the DCP	3,451
Anne-Marie D’Angelo	53,236	$27,015 to the 401(k) Plan and $26,221 to the DCP	2,948
Sergey Yeskov	—	—	2,674
(1)

We make direct and matching contributions for all of the NEOs under the 401(k) and DCP as applicable, on the same terms and using the same formula as other participating employees.

(2)

We provide life insurance to all U.S. employees. For all of the U.S. based NEOs, the coverage is equal to eight times their salary. Mr. Yeskov is eligible for life insurance with coverage equal to two times his salary up to a maximum of EUR 1,500,000. The premium for Mr. Yeskov is employer paid. None of the NEOs are eligible for a tax reimbursement related to this benefit.

Stock Awards

The amount in the “Stock Awards” column reflects the aggregate grant date fair value of RSU awards and PSU awards (at target) granted to each NEO, calculated in accordance with the provisions of the FASB Topic 718. Details regarding the 2022 stock awards can be found in the “Grants of Plan-Based Awards” table, including the threshold, target and maximum levels for the PSU awards. Further details regarding the stock awards program are described in the “Long-Term Incentives” section of this Proxy Statement.

The assumptions used to calculate these amounts are incorporated by reference to Note 16 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The PSUs and RSUs were granted under the Incentive Compensation Plan. The grant date fair value of the PSUs granted in 2022 set forth in the Stock Awards column is: $3,379,570 for Mr. Hattersley, $905,275 for Ms. Joubert and Mr. Yeskov, and $482,805 for Ms. St. Jacques and Ms. D’Angelo. Assuming the maximum level of performance is achieved, the grant date fair value of those PSUs would be: $6,759,140 for Mr. Hattersley, $1,810,550 for Ms. Joubert and Mr. Yeskov, and $965,610 for Ms. St. Jacques and Ms. D’Angelo.

We caution that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, an NEO realizes value is dependent on a number of factors including our performance, stock price, Relative TSR, PACC, Cumulative NSR, Cumulative Underlying Income before Income Taxes, and the NEO’s continued employment.

Option Awards

The amount in the “Option Awards” column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718. Further details regarding the option awards program are described in the “Long-Term Incentives” section of this Proxy Statement.

The assumptions used to calculate these amounts are incorporated by reference to Note 16 “Share-Based Payments” to the Company’s consolidated financial statements in the Annual Report. The stock options were granted under the Incentive Compensation Plan.

Non-Equity Incentive Plan Compensation

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent cash amounts earned by the NEOs for performance in the calendar year. Further details regarding Non-Equity Incentive Plan Compensation are described under the “Annual Incentives” section of this Proxy Statement.

Change In Pension Value And Non-Qualified Deferred Compensation Earnings

The amounts shown in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column include changes in pension values under the tax qualified pension plans for Molson Coors, LLC and the Benefit Equalization Plan (BEP) (which supplements the Molson Coors Pension Plan).

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Grants of Plan Based Awards

The following table provides information for each of our NEOs regarding MCIP and LTIP award opportunities, including the range of potential payouts, made under our stockholder approved Incentive Compensation Plans during 2022.

Name	Grant Date	Description	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gavin D.K. Hattersley	2/28/2022	RSUs							32,197			1,680,039
	2/28/2022	PSUs				0	53,661	107,322				3,379,570
	2/28/2022	Stock Options								92,106	52.18	1,120,009
	—	MCIP	668,065	1,781,507	3,563,014
Tracey I. Joubert	2/28/2022	RSUs							8,624			450,000
	2/28/2022	PSUs				0	14,374	28,748				905,275
	2/28/2022	Stock Options								24,672	52.18	300,012
	—	MCIP	276,532	737,418	1,474,836
Michelle St. Jacques	2/28/2022	RSUs							4,600			240,028
	2/28/2022	PSUs				0	7,666	15,332				482,805
	2/28/2022	Stock Options								13,158	52.18	160,001
	—	MCIP	188,753	503,340	1,006,680
Anne-Marie D’Angelo	2/28/2022	RSUs							4,600			240,028
	2/28/2022	PSUs				0	7,666	15,332				482,805
	2/28/2022	Stock Options								13,158	52.18	160,001
	—	MCIP	161,719	431,250	862,500
Sergey Yeskov	2/28/2022	RSUs							8,624			450,000
	2/28/2022	PSUs				0	14,374	28,748				905,275
	2/28/2022	Stock Options								24,672	52.18	300,012
	—	MCIP	143,856	383,615	767,230
(1)

The amounts represent a range of possible MCIP awards made under the Incentive Compensation Plan to each of the NEOs as described in the “2022 MCIP Adjusted Underlying Results” section of this Proxy Statement. Actual payments under MCIP have already been determined and were paid to NEOs in March 2023 and are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

(2)

The awards represent PSUs granted in 2022 under the Incentive Compensation Plan. The performance period for the PSUs is the beginning of the 2022 fiscal year through the end of the 2024 fiscal year.

(3)

The awards represent RSUs granted in 2022 under the Incentive Compensation Plan for all NEOs. These RSUs vest on the third anniversary of the grant date.

(4)

The awards represent stock options granted in 2022 to NEOs under the Incentive Compensation Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date.

(5)

The assumptions used to calculate these amounts are incorporated by reference to Note 16 “Share-Based Payments” to our consolidated financial statements in the Annual Report. Assuming the maximum level of performance is achieved, the grant date fair value of those PSUs would be: $6,759,140 for Mr. Hattersley, $1,810,550 for Ms. Joubert and Mr. Yeskov, and $965,610 for Ms. St. Jacques and Ms. D’Angelo.

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Stock Options

•

We have outstanding options under the Incentive Compensation Plan. The Incentive Compensation Plan provides that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

•

Further details regarding stock options are described in the “Long-Term Incentives” section of this Proxy Statement.

RSUs

•

We have outstanding RSUs under the Incentive Compensation Plan. We may impose such conditions or restrictions on RSUs granted pursuant to the Incentive Compensation Plan as the Compensation & HR Committee may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares upon vesting of such RSUs.

•

A participant has no voting rights with respect to any RSUs granted.

•

Further details regarding RSUs are described in the “Long-Term Incentives” section of this Proxy Statement.

PSUs or Performance Equity

•

We have outstanding PSUs under the Incentive Compensation Plan. In connection with the grant of PSUs, the Compensation & HR Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the amount paid to the participant.

•

The form and timing of payment of earned PSUs and performance shares is determined by the Compensation & HR Committee. The Compensation & HR Committee, in its sole discretion, may pay earned PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PSUs at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Compensation & HR Committee.

•

Further details regarding PSUs or Performance Equity are described in the “Long-Term Incentives” section of this Proxy Statement.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2022. The year-end values set forth in the table are based on the $51.52 per share closing price for the Class B common stock on December 30, 2022, the last trading day of the fiscal year.

Name	Option Awards					Stock Awards
	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
Gavin D.K. Hattersley	3/9/2015	21,460	—	74.81	3/9/2025	3/2/2020	26,224	1,351,060	—	—
	2/12/2016	18,460	—	84.14	2/12/2026	3/2/2021	34,690	1,787,229	—	—
	3/8/2017	26,056	—	96.77	3/8/2027	2/28/2022	32,197	1,658,789	—	—
	3/6/2018	32,638	—	78.79	3/6/2028	3/2/2020	—	—	43,707	2,251,785
	3/5/2019	54,526	—	61.09	3/5/2029	3/2/2021	—	—	57,817	2,978,732
	10/1/2019	23,392	—	57.50	3/5/2029	2/28/2022	—	—	53,661	2,764,615
	3/2/2020	89,553	44,776	51.48	3/2/2030	—	—	—	—	—
	3/2/2021	34,460	68,920	44.97	3/2/2031	—	—	—	—	—
	2/28/2022	—	92,106	52.18	2/28/2032	—	—	—	—	—
Tracey I. Joubert	2/13/2014	1,399	—	67.26	2/13/2024	3/2/2020	8,742	450,388	—	—
	2/13/2014	2,771	—	54.53	2/13/2024	3/2/2021	13,343	687,431	—	—
	2/11/2015	2,782	—	86.45	2/11/2025	2/28/2022	8,624	444,308	—	—
	2/11/2015	4,301	—	73.00	2/11/2025	3/2/2020	—	—	14,569	750,595
	2/12/2016	5,907	—	84.14	2/12/2026	3/2/2021	—	—	22,238	1,145,702
	3/8/2017	10,423	—	96.77	3/8/2027	2/28/2022	—	—	14,374	740,548
	3/6/2018	13,055	—	78.79	3/6/2028	—	—	—	—	—
	3/28/2018	2,707	—	75.41	3/28/2028	—	—	—	—	—
	3/5/2019	32,716	—	61.09	3/5/2029	—	—	—	—	—
	3/2/2020	29,851	14,926	51.48	3/2/2030	—	—	—	—	—
	3/2/2021	13,254	26,508	44.97	3/2/2031	—	—	—	—	—
	2/28/2022	—	24,672	52.18	2/28/2032	—	—	—	—	—
Michelle St. Jacques	3/2/2020	17,911	8,955	51.48	3/2/2030	4/1/2019	8,282	426,689	—	—
	3/2/2021	5,302	10,603	44.97	3/2/2031	3/2/2020	5,245	270,222	—	—
	2/28/2022	—	13,158	52.18	2/28/2032	3/2/2021	5,337	274,962	—	—
	—	—	—	—	—	2/28/2022	4,600	236,992
	—	—	—	—	—	3/2/2020	—	—	8,742	450,388
	—	—	—	—	—	3/2/2021	—	—	8,895	458,270
	—	—	—	—	—	2/28/2022	—	—	7,666	394,952
Anne-Marie D’Angelo	2/28/2022	—	13,158	52.18	2/28/2032	12/13/2021	18,742	965,588	—	—
	—	—	—	—	—	2/28/2022	4,600	236,992	—	—
	—	—	—	—	—	2/28/2022	—	—	7,666	394,952
	—	—	—	—	—	—	—	—	—	—
Sergey Yeskov	3/6/2018	7,833	—	78.79	3/6/2028	3/2/2020	2,429	125,142	—	—
	3/5/2019	17,449	—	61.09	3/5/2029	3/2/2021	2,780	143,226	—	—
	2/28/2022	—	24,672	52.18	2/28/2032	2/28/2022	8,624	444,308	—	—
	—	—	—	—	—	3/2/2020	—	—	2,429	125,142
	—	—	—	—	—	3/2/2021	—	—	2,780	143,226
	—	—	—	—	—	2/28/2022	—	—	14,374	740,548
(a)

This column includes stock options that have vested and have not been exercised. Stock options generally vest in equal annual installments over a three-year period, subject to acceleration of vesting in the event of a change in control or certain termination events. Mr. Hattersley’s October 1, 2019 grant vested in equal annual installments on March 5, 2020, March 5, 2021 and March 5, 2022.

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(b)

This column includes stock options that have not vested.

(c)

This column indicates the stock option strike price.

(d)

This column indicates the expiration date for stock options which is ten years from the date of grant.

(e)

This column includes unvested RSUs, which generally vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events. Ms. St. Jacques’ April 1, 2019 sign on award of 20,706 RSUs vests in installments of 20% annual increments beginning on January 1, 2020 over a five-year period. Ms. D’Angelo’s December 31, 2021 sign on award of 24,990 RSUs vests in installments of 25% on June 1, 2022, 25% on June 1, 2023 and, 50% on June 1, 2024.

(f)

Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $51.52 for Class B common stock on December 30, 2022.

(g)

This column represents unvested PSUs at the value the awards will pay assuming threshold performance for awards granted on March 5, 2019 and March 2, 2020 and target performance for awards granted on March 2, 2021 and Mr. Hattersley’s award granted on October 1, 2019. These awards will vest upon achievement of at least the threshold performance level at the conclusion of the performance period upon Compensation & HR Committee certification of performance, subject to acceleration in the event of a change in control. Typically, the performance period is three years beginning with the fiscal year in which the award was granted. The final payout may be more or less depending on final performance. The performance levels for the March 5, 2019 awards were below threshold, resulting in no payout for these awards. Mr. Hattersley’s October 1, 2019 grant is for the 2019 to 2022 performance period and vested on March 5, 2022.

(h)

The value of PSUs is calculated by multiplying the number of unvested PSUs by the closing market price of $51.52 for Class B common stock on December 30, 2022. The final payout may be more or less depending on final performance.

Option Exercises and Stock Vested

The following table sets forth information for each of our NEOs regarding stock options exercised and stock awards vested during fiscal year 2022.

Name of Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Gavin D.K. Hattersley	—	—	17,498	890,123
Tracey I. Joubert	—	—	7,367	374,759
Michelle St. Jacques	—	—	4,141	191,935
Anne-Marie D’Angelo	—	—	6,248	341,891
Sergey Yeskov	—	—	3,929	199,868
(1)

For stock awards vested, the values were calculated using the closing market price of the Class B common stock on the date of vesting. For stock options exercised, the value realized is the difference between the market price of the Class B common stock at the time of exercise and the exercise price of the option.

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Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under our tax-qualified retirement plans as well as our non-qualified supplemental plan and their years of service.

Name	Plan Name(1)	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Gavin D.K. Hattersley	Molson Coors Pension Plan	5	242,278	—
	Molson Coors Benefit Equalization Plan	5	350,965	—
Tracey I. Joubert	Molson Coors Pension Plan	5	184,814	—
	Molson Coors Benefit Equalization Plan	5	63,754	—
Michelle St. Jacques(2)	—	—	—	—
Anne-Marie D’Angelo(2)	—	—	—	—
Sergey Yeskov(2)	—	—	—	—
(1)

Actual years of service differ as follows: Mr. Hattersley (26 years) and Ms. Joubert (25 years).

(2)

Ms. St. Jacques, Ms. D’Angelo and Mr. Yeskov are not participants in any defined benefit pension plan.

U.S. Pension

We froze our U.S. qualified defined benefit pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors and are now sponsored by Molson Coors Beverage Company. The qualified balances for Ms. Joubert and Mr. Hattersley are displayed in the table above. The present value of accumulated benefits for the U.S. qualified pension plan is shown (through December 31, 2022) using an assumed retirement age of 60 for Ms. Joubert and Mr. Hattersley and a discount rate of 4.90%.

Ms. Joubert and Mr. Hattersley participate in the Molson Coors Benefit Equalization Plan (BEP), which is a non-qualified supplemental defined benefit retirement plan designed to make legacy Miller employees whole when their accrued benefit under the Molson Coors Pension Plan is limited due to Section 401(a) of the Internal Revenue Code (Code) which limits the total amount of compensation that can be considered when determining an employee’s benefit accrual. The BEP determines an employee’s accrued pension benefit without regard to the compensation limit, and then subtracts the accrued benefit from the qualified retirement plan from this amount. The resulting difference is the benefit earned under the BEP. The benefit accruals were frozen under this plan as of December 31, 2007, the same date benefit accruals were frozen under the Molson Coors Pension Plan. Ms. Joubert and Mr. Hattersley were impacted by the plan freeze.

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Non-Qualified Deferred Compensation

The following table sets forth information for each of the NEOs regarding executive and Company contributions, aggregate earnings (on the entire account balance) accrued during 2022, and aggregate withdrawals/distributions, as well as year-end account balances under the deferred compensation plans.

Name	Plan (Defined Below)	Executive Contributions in Last Fiscal Year(1) (a) ($)	Company Contributions in Last Fiscal Year(2) (b) ($)	Aggregate Earnings in Last Fiscal Year (c) ($)	Aggregate Withdrawals/ Distributions (d) ($)	Aggregate Balance at Last Fiscal Year-End (e) ($)
Gavin D.K. Hattersley	DCP	—	225,262	(409,281)	—	2,474,004
Tracey I. Joubert	DCP	—	107,508	(477,858)	82,108(3)	1,719,960
Michelle St. Jacques	DCP	—	75,333	2,386	—	260,421
Anne-Marie D’Angelo	DCP	—	26,221	(996)	—	67,245
Sergey Yeskov	—	—	—	—	—	—
(1)

Executive Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” in the “Salary” and “Non-Equity Incentive Plan Compensation” columns.

(2)

Company Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” in the “All Other Compensation” column.

(3)

Represents an in-service distribution.

The Molson Coors Deferred Compensation Plan (DCP) for U.S. Participants

The DCP is substantially similar in structure and operation to our qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plans were it not for certain IRS limits. Additionally, the DCP allows certain highly compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments.

Additional Deferred Compensation Plans

Of the amounts in the “Aggregate Balance at Last Fiscal Year-End” column of the “Non-Qualified Deferred Compensation” table, the following amounts were also included in the “Total” column of the “Summary Compensation Table” for 2022, 2021 and 2020 (these amounts consisted of “Executive Contributions in Last Fiscal Year” and “Company Contributions in Last Fiscal Year” for each year).

Name	Plan	Reported for 2022 ($)	Previously Reported for 2021 ($)	Previously Reported for 2020 ($)	Total ($)
Gavin D.K. Hattersley	DCP	225,262	168,768	163,492	557,522
Tracey I. Joubert	DCP	107,508	307,631	256,834	671,973
Michelle St. Jacques	DCP	75,333	95,874	63,718	234,925
Anne-Marie D’Angelo	DCP	26,221	n/a	n/a	26,221
Sergey Yeskov	—	—	—	—	—

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Potential Payments Upon Termination or Change in Control

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2022, and the value of the Class B common stock was the December 30, 2022 closing market price of $51.52 per share. The amounts do not include benefits earned or vested on or before December 31, 2022, or benefits provided under insurance or regular programs generally available to salaried employees.

Name	Voluntary Separation Or Retirement(1) ($)	Involuntary Termination Without Cause(2) ($)	Termination for Cause(3) ($)	Disability/ Death(4) ($)	Change in Control(5) ($)
Gavin D.K. Hattersley
Severance Payments	—	1,200,000	—	—	9,000,000
Benefits and Perquisites	—	11,995	—	—	42,993
Acceleration of Vesting of Stock Options	453,217	453,217	—	453,217	453,217
Acceleration of Vesting of RSUs/PSUs	8,111,103	8,188,431	—	8,111,103	12,792,210
Tracey I. Joubert
Severance Payments	—	824,506	—	—	3,133,121
Benefits and Perquisites	—	17,497	—	—	51,245
Acceleration of Vesting of Stock Options	174,224	174,224	—	174,224	174,224
Acceleration of Vesting of RSUs/PSUs	2,763,224	2,788,982	—	2,763,224	4,218,973
Michelle St. Jacques
Severance Payments	—	675,021	—	—	2,362,574
Benefits and Perquisites	—	16,393	—	—	49,589
Acceleration of Vesting of Stock Options	—	—	—	69,808	69,808
Acceleration of Vesting of RSUs/PSUs	—	498,544	—	1,371,617	2,085,787
Anne-Marie D’Angelo
Severance Payments	—	575,000	—	—	2,012,500
Benefits and Perquisites	—	—	—	—	25,000
Acceleration of Vesting of Stock Options	—	—	—	526	526
Acceleration of Vesting of RSUs/PSUs	—	331,831	—	1,451,782	1,597,532
Sergey Yeskov
Severance Payments	—	852,478	—	—	1,619,708
Benefits and Perquisites	—	—	—	—	7,059
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	—	—	598,199	1,721,592
(1)

Mr. Hattersley and Ms. Joubert are retirement eligible for purposes of the Incentive Compensation Plan and entitled to accelerated vesting of all stock options and accelerated vesting on a pro-rata portion of their PSUs and RSUs. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of “in the money” stock options (the difference between the exercise price and $51.52, the closing price of the Class B common stock on December 30, 2022); and (ii) the value of the applicable vesting PSUs and RSUs calculated using the closing price of the Class B common stock on December 30, 2022 which was $51.52. PSUs are still subject to the Company meeting the applicable performance requirements. The table assumes performance at target.

Mses. St. Jacques and D’Angelo and Mr. Yeskov were not retirement eligible as of December 31, 2022 and would receive no accelerated vesting benefits on equity awards.

(2)

For Mr. Hattersley and Ms. Joubert, the amounts are pursuant to their employment agreements. Mr. Hattersley and Ms. Joubert are retirement eligible and therefore the amount reflects a proration of all outstanding equity awards, plus a cash payment for any outstanding RSUs with an original vest date within one year of the separation date.

For Mses. St. Jacques and D’Angelo, the amounts are pursuant to the U.S. Severance Pay Plan and assume the involuntary termination is eligible for payments under the definitions in that Plan. Neither of these NEOs are retirement eligible. The amount reflects any outstanding RSUs with an original vest date within one year of the separation date and will be paid in cash.

For Mr. Yeskov, the amounts are pursuant to his employment agreement. Mr. Yeskov is not retirement eligible and would receive no accelerated vesting benefits on equity awards.

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(3)

No payments are made to any NEO if terminated for cause.

(4)

The amounts in the table reflect the pro-rata value of stock options, RSUs and PSUs regardless of the retirement status of the NEOs. “In the money” stock options are valued at the difference between the exercise price and $51.52, the closing price of the Class B common stock on December 30, 2022.

(5)

For Mses. Joubert, St. Jacques, and D’Angelo and Mr. Hattersley, the amounts in the table, under Severance Payments and Benefits and Perquisites, reflect the payments under the CIC Program. For Mr. Yeskov, the amounts reflect the terms of his employment agreement plus any additional standard redundancy pay benefits. The amounts shown reflect the: (i) intrinsic value of the acceleration of vesting of “in the money” stock options (the difference between the exercise price and $51.52, the closing price of the Class B common stock on December 30, 2022); and (ii) the value of PSUs and RSUs using $51.52 the closing price of the Class B common stock on December 30, 2022. The value of the RSUs and PSUs reflect immediate full vesting. The value of the PSUs is calculated assuming performance at 100% of target for PSUs issued in 2022, 2021 and 2020.

Change in Control Program

The CIC Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company. In the event of termination due to a change in control the benefits for participants under the CIC Program are:

•

A lump sum payment of the sum of salary and pro-rata annual bonus at target times the applicable multiplier (2-3x for the NEOs);

•

For executives participating in a U.S. health plan, the ability to continue health coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), for a period of 18 months, at the same cost sharing level as active employees;

•

Up to 12 months of outplacement services;

•

Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including PSUs (which would be valued at 100% of target for PSUs), with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option; and

•

No currently serving NEOs or future NEOs are eligible to receive an excise tax gross-up under our CIC Program.

Each of the foregoing benefits is conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain confidentiality, non-solicitation and non-competition covenants.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority or requires relocation outside a 50-mile radius of the participant’s location of employment.

For purposes of the CIC Program, a change in control will occur if:

i.

an individual or group acquires voting stock of the Company sufficient to have more voting power than the voting trust established under the Class A Common Stock Voting Trust Agreement, as further described below;

ii.

Molson/Coors family nominees cease to constitute at least 50% of a majority of our Board elected by the voting securities held by the Class A Common Stock Voting Trust; or

iii.

a merger or other business combination occurs, unless following such merger or combination:

(a)

the Class A Common Stock Voting Trust continues to hold voting securities entitled to elect a majority of our Board; and

(b)

at least 50% of a majority of our Board is Molson/Coors family nominees.

The holders of Class A common stock and the Class A exchangeable shares (through our Class A Special voting stock) are entitled to one vote for each share held. The Coors Trust, Pentland and 4280661 Canada Inc. (Pentland’s subsidiary) are parties to voting trust arrangements combining their voting power over the Class A common stock and Class A exchangeable shares they own, which is referred to as the “Class A Common Stock Voting Trust Agreement”. The shares subject to the Class A Common Stock Voting Trust Agreement, together with any other shares deposited into the trust, are voted as a block by the trustees in the manner described in the Class A Common Stock Voting Trust Agreement.

The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect the Company whether or not a change in control occurs.

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Material Terms of Employment Agreements and Letters

Our arrangements with our NEOs are generally at-will, subject to certain potential severance and change in control payments described above under “Potential Payments Upon Termination or Change in Control”.

Effective as of September 28, 2019, we entered into an offer letter with Mr. Hattersley when he became our President and CEO. The material terms of the offer letter included (i) a starting gross annual base salary of $1,100,000; (ii) eligibility to earn an annual cash bonus targeted at 150% of base salary; (iii) annual long term incentive awards with a target value of $4,500,000 for 2020; and (iv) a one-time equity award in the amount of approximately $1,000,000 comprised of the following elements: (1) 50% PSUs, (2) 30% RSUs, and (3) 20% stock options. Mr. Hattersley is also eligible to participate in the CIC Program and to continue to participate in the Company’s benefit plans, including the Severance Pay Plan. The offer letter also provided for vacation, life insurance and executive financial planning benefits. Mr. Hattersley was also required to sign a non-compete and confidentiality agreement.

CEO Pay Ratio

Under the Dodd-Frank Act, we are required to calculate and disclose the annual total compensation of our median employee and the ratio of the compensation of the median employee to the annual total compensation of our CEO (the CEO Pay Ratio).

2022 CEO Pay Ratio

Annual total compensation of our CEO in 2022	$9,071,398
Annual total compensation of our estimated median employee in 2022	$78,654
RESULTING CEO PAY RATIO	115 to 1
Methodology

As a company with global operations, we utilize compensation programs that vary region to region. We identified our median employee as of December 31, 2022 (a) utilizing our internal records of annual salary as of December 31, 2022 and (b) for employees who are paid on an hourly basis, by applying such employee’s hourly rate to the applicable standard working schedules as of December 31, 2022, which takes into account whether each such employee worked on a full-time or part-time basis. If compensation data for an employee was not available in our internal records, we utilized such employee’s actual wages, not including overtime. We have included all employees who worked for us as of December 31, 2022, whether employed on a full-time, part-time, or seasonal basis in our analysis. We annualized our compensation measure for those of our full-time and part-time employees as of December 31, 2022 who were hired in 2022, but did not work for us for the entire year. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying applicable spot rates as of the close of business on December 31, 2022. Using this methodology, we determined that our estimated median employee as of December 31, 2022 was a full-time hourly employee located in North America. We calculated annual total compensation for our median employee using the same methodology we use for our NEOs as set forth in the “Summary Compensation Table” section of this Proxy Statement.

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Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (PEO) and Non-PEO named executive officers (Non-PEO NEOs) and company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, please refer to the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non- PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (loss) (millions) ($)(7)	Adjusted Net Sales Revenue (millions) ($)(8)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2022	9,071,398	8,996,041	2,475,380	2,460,264	101.01	86.26	(175.3)	9,892
2021	8,234,680	7,453,975	2,493,751	2,137,489	88.30	87.00	1,005.7	9,407
2020	6,940,645	4,739,608	2,459,312	1,836,122	84.80	85.69	(949.0)	8,986
(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Hattersley (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table (SCT) in this Proxy Statement. For further information, please refer to the “Executive Compensation – Summary Compensation Table” section of this Proxy Statement.

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” (CAP) to Mr. Hattersley, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual amount of compensation earned, realized or received by Mr. Hattersley during the applicable year. In accordance with the requirements of Item 402(v), the following amounts were deducted from and added to Mr. Hattersley’s SCT total compensation for each year to determine CAP:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Reported Change in the Actuarial Present Value of Pension Benefits ($)(c)	Pension Benefit Adjustments ($)	Compensation Actually Paid to PEO ($)
2022	9,071,398	(6,179,618)	6,104,261	—	0	8,996,041
2021	8,234,680	(5,242,827)	4,462,122	—	0	7,453,975
2020	6,940,645	(4,549,004)	2,373,206	(25,239)	0	4,739,608

(a)

The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.

(b)

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts added (or deducted, as applicable) in calculating the Equity Award Adjustments in accordance with Rule 402(v) promulgated under Regulation S-K of the Securities Act of 1933 are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	5,305,680	439,244	0	359,337	0	0	6,104,261
2021	5,134,591	(716,034)	0	43,566	0	0	4,462,122
2020	3,584,379	(1,084,350)	0	(126,823)	0	0	2,373,206

(c)

The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the SCT for each applicable year. For 2022 and 2021 the change in pension value was negative and accordingly was not reflected in the table pursuant to applicable SEC rules.

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(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Hattersley) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Tracey I. Joubert, Michelle St. Jacques; Anne-Marie D’Angelo; Sergey Yeskov; (ii) for 2021, Tracey I. Joubert, Michelle St. Jacques, Peter J. Marino, Simon J. Cox and E. Lee Reichert; and (iii) for 2020, Tracey I. Joubert, Michelle St. Jacques, Simon J. Cox and E. Lee Reichert.

(4)

The dollar amounts reported in column (e) represent the average amount of CAP for the NEOs as a group, as computed in accordance with Item 402(v). The dollar amounts do not reflect the actual average amount of compensation earned, realized or received by the NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v), the following adjustments were made to average total compensation for the NEOs as a group for each year to determine the CAP:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits ($)(b)	Average Pension Benefit Adjustments ($)(c)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,475,380	(1,269,061)	1,253,944	—	0	2,460,264
2021	2,493,752	(1,300,662)	944,399	—	0	2,137,489
2020	2,459,312	(1,238,380)	653,332	(38,142)	0	1,836,122
(a) The amounts deducted or added in calculating the total average Equity Award Adjustments are as follows:
Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2022	1,089,585	98,434	0	65,925	0	0	1,253,944
2021	1,007,192	(141,463)	107,020	25,751	(54,101)	0	944,399
2020	975,781	(295,179)	0	(27,269)	0	0	653,332
(b) For 2022 and 2021 the change in pension value was negative and accordingly was not reflected in the table pursuant to applicable SEC rules.

(5)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. All measurement periods noted begin on January 1, 2020 and end on December 31 of the respective year, so the 2020 value is a one-year TSR value, the 2021 value is a two-year TSR value, and the 2022 value is a three-year TSR value.

(6)

Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose consists of the following companies: ABI, Carlsberg, Heineken and Asahi, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K.

(7)

The dollar amounts reported represent the amount of net income (loss) attributed to Molson Coors Beverage Company reflected in the Company’s audited consolidated statement of operations for the applicable year as included in our Annual Report.

(8)

Adjusted Net Sales Revenue is defined in the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement, generally as total revenue from sales after excise taxes, adjusted for certain items. It is a non-GAAP measure. Applicable U.S. GAAP and underlying non-GAAP results may be adjusted for foreign currency movements and certain unplanned economic or business issues as approved by the Compensation & HR Committee. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that this is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

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Financial Performance Measures

As described in greater detail in the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive CAP paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•

Total Shareholder Return

•

Adjusted Net Sales Revenue

•

Adjusted Underlying Income Before Income Taxes

•

Adjusted Underlying Free Cash Flow

•

Adjusted Net Sales Revenue per Hectoliter

Analysis of the Information Presented in the Pay Versus Performance Table

Compensation Actually Paid and Total Shareholder Return

TSR impacts CAP primarily in two ways. First, changes in the share price have a direct impact on the share value (and option value) of any equity-based compensation issued to our NEOs, which makes up a significant portion of the value of compensation received – approximately 65% for our PEO and 49% for other NEOs. Second, relative TSR has been a strongly weighted metric within our PSU grants, weighted 50% for PSU grants made each year and functioning as a gateway metric for grants made in calendar 2019, 2020 and 2021 – meaning that for PSU grants made in these years payout on any of the PSU metrics is precluded if threshold level performance (25th percentile) on relative TSR is not achieved.

Compensation Actually Paid and Other Measures

As described in greater detail in the “Compensation Discussion and Analysis (CD&A)” section of this Proxy Statement, Adjusted Net Sales Revenue, Adjusted Underlying Income Before Income Taxes, Adjusted Underlying Free Cash Flow and Adjusted Net Sales Revenue per Hectoliter are included in our short-term incentive plan as equally weighted metrics. Any payment under this plan is generally determined based on performance against budgeted annual targets for each of these measures.

Cumulative NSR and cumulative underlying income (loss) before income taxes are also included among the metrics for our PSU grants in our long term incentive program, but as the gateway metric that was set for each of our PSU grants during the period reported in the table has failed to meet threshold levels – and the subsequent payout percentages on the PSUs for each year was 0% - the impact of the listed metrics on CAP has been limited to the short term plan for each year in this period.

Year	Compensation Actually Paid to PEO	Compensation Actually Paid to Non-PEO NEOs	TSR (on a $100 investment)	Adjusted NSR	Adjusted Underlying Income before income taxes	Adjusted Underlying Free Cash Flow	Adjusted NSR/HL
2022	8,996,041	2,460,264	114	9,892	1,129	870	124.89
2021	7,453,975	2,137,489	104	9,407	1,054	1,082	114.31
2020	4,739,608	1,836,122	85	8,986	1,157	1,185	109.54
All values USD. Financial metrics other than TSR and NSR/HL in millions.

TSR for this table is on a calendar year basis (rather than a cumulative basis in the first table in this “Pay Versus Performance” section) to better show the alignment with changes in equity value included in the CAP calculations.

Of particular note for this section, the primary driver of the increase in CAP for Mr. Hattersley was his tenure in the CEO role and the larger equity awards associated with that role in comparison to awards associated with his previous role as the head of our US business unit. Because Mr. Hattersley’s equity awards each have a three-year term, this mix changes gradually over the period considered. Compensation Actually Paid for 2020, for example, included the value and appreciation of one year of equity awards as CEO awards and two years of equity awards as head of the US business unit. Compensation Actually Paid for 2021 included awards for two years as CEO and one year as head of the US business, and Compensation Actually Paid for 2022 included awards for three years as CEO.

Compensation Actually Paid to Non-PEO NEOs varies much more directly with TSR performance, as would be expected with a compensation package with a significant weight on company equity.

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Proposal No. 3 — Advisory Vote on the Frequency of Future Stockholder Votes on Named Executive Officer Compensation (the Advisory Say-on-Frequency Vote)

In accordance with Section 14A of the Exchange Act, the Class A Holders are entitled to cast a vote to advise our Board how often we should conduct an advisory stockholder vote on the compensation of our NEOs. This proposal is also known as a say-on-frequency proposal. We are required to seek an advisory stockholder vote on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently. In casting their advisory vote, stockholders may choose among four options (1) an annual vote, (2) a vote every two years (biennial), (3) a vote every three years (triennial) or (4) to abstain from voting.

Our Board believes an annual vote is appropriate for the Company because it provides stockholders the opportunity to provide frequent feedback on overall compensation philosophy, design and implementation. Specifically, because the Company makes its compensation decisions on an annual basis, we believe our stockholders should have an annual opportunity to provide advisory approval of these decisions. We also believe that an annual frequency vote provides the highest level of accountability and direct communication with our stockholders.

Since 2013, we have conducted say-on-pay votes every year. In accordance with Section 14A of the Exchange Act, the next “say-on-frequency” vote will be held no later than our annual meeting of stockholders in 2029.

You may vote for every year, two years or three years, or may abstain from voting on the following non-binding resolution:

“RESOLVED: That the option of every year, two years or three years that receives the highest number of votes cast for this resolution will be the frequency with which the stockholders of the Company recommend by advisory vote that the Company hold an advisory vote on the compensation of the Company’s named executive officers.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinion and the Compensation & HR Committee will take into account the outcome of the advisory vote when considering how frequently we should conduct an advisory vote on the compensation of our NEOs.

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Proposal No. 4 — Ratify Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

Our Board is asking Class A Holders to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023. PwC is considered by the Audit Committee to be well qualified and was our independent registered public accounting firm for the fiscal year ended December 31, 2022. PwC has served as our independent registered public accounting firm since 1974.

Our Audit Committee and Board believe the continued retention of PwC as our independent registered public accounting firm is in the best interest of our Company and stockholders. In order to assure continuing auditor independence, the Audit Committee discusses with management the timing and process for rotation of our lead audit partner, the concurring partner and any other active audit engagement partner and considers whether there should be a regular rotation of the audit firm itself. Our current lead audit partner is in the fifth year of his rotation.

Representatives of PwC are expected to attend the Annual Meeting to respond to appropriate questions and may make a statement if they so desire.

If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

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Fees

The following table sets forth the aggregate fees billed by PwC for professional services rendered to us related to fiscal years 2022 and 2021. Certain fees related to the 2022 fiscal year reflect estimates; however, we do not anticipate final billings to differ significantly from amounts presented below.

	Fiscal Year
	2022	2021
	(In thousands $)
Audit Fees(1)	6,096	5,496
Audit-Related Fees(2)	197	343
Tax Fees(3)	79	—
All Other Fees(4)	65	9
TOTAL FEES	6,437	5,848
(1)

Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2022 and 2021 included in the Annual Report and the quarterly reviews of our financial statements included in Forms 10-Q, together with statutory audits.

(2)

Includes amounts for procedures related to registration statements and pension plan audits in 2021, as well as royalty audits performed in the United States and Canada and recycling audits performed in Canada during both 2022 and 2021, respectively.

(3)

Fees consist of tax services performed. There were no tax fees in 2021.

(4)

Fees incurred for subscriptions provided by PwC in 2022 and 2021, as well as system pre-implementation services performed in 2022.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

Duties of our Audit Committee are described under “Board Committees — Audit Committee” and include appointing, retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms. Accordingly, the Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services. The chair of the Audit Committee (Audit Chair) has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Audit Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. In 2022 and 2021, the Audit Committee (or the Audit Chair pursuant to the authority delegated) pre-approved all of the services performed by PwC.

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Audit Committee Report

Primary Responsibilities

The role of the Audit Committee is to prepare this report and to represent and assist our Board in its oversight of: (1) the conduct and integrity of our financial reporting processes to any governmental or regulatory body, the public or other users thereof, and our financial statements; (2) our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct; (3) our systems of internal control over financial reporting and disclosure controls and procedures; (4) our internal audit function; (5) the qualifications, engagement, compensation, independence and performance of our independent registered public accounting firm, their conduct of the annual audit and their engagement for any lawful purposes or services; (6) certain of our ESG programs, policies and practices, including those related to alcohol policy, environmental matters and our ESG Report, as well as reporting, controls, data assurance, and risks related to such matters; (6) our anti-hedging, anti-pledging and related party transaction policies; and (7) our cybersecurity, technology, and information security programs and related risks.

The Audit Committee reviews its written charter annually. The Audit Committee also reviews and discusses with our management, internal audit and independent auditors our policies and procedures with respect to risk assessment and risk management. Our management is responsible for the preparation, presentation and integrity of our financial statements and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining our accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. We have a full-time Internal Audit Department that reports regularly to the Audit Committee. The Internal Audit Department is responsible for objectively reviewing and evaluating the adequacy and effectiveness of our network of risk management, internal controls and governance processes relating, for example, to the reliability and integrity of our financial information and safeguarding our assets. PwC, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

Audit Committee Report

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board (PCAOB), and the SEC, and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with PwC its independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent registered public accounting firm. The non-audit services performed by PwC were pre-approved by the Audit Committee and were also considered in the discussions of independence. Audit Committee members are not employees of our Company and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee rely on the information provided to them by management and PwC. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that PwC is in fact “independent.”

Based upon the review and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2022, as filed with the SEC on February 21, 2023. The Audit Committee also appointed PwC as the independent registered public accounting firm for our Company for the fiscal year ending December 31, 2022, subject to ratification by our stockholders.

SUBMITTED BY THE AUDIT COMMITTEE

Roger G. Eaton (Chair)	Charles M. Herington	Nessa O’Sullivan	Leroy J. Williams, Jr.
James A. Winnefeld, Jr.

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Beneficial Ownership

The following table contains information about the beneficial ownership of our capital stock as of the Record Date (unless otherwise noted), for each of our current directors and nominees, each of our NEOs, all current directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or the exchangeable shares issued by Exchangeco. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders. Shares of common stock subject to RSUs, DSUs, stock options or other rights currently exercisable or exercisable and vesting within 60 days following the Record Date, are deemed outstanding for computing the share ownership and percentage of the person holding such RSUs, DSUs, stock options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock, respectively.

Name of Beneficial Owner	Number of Class A Shares		Percent of class (%)(1)	Number of Class B Shares(2)		Percent of class (%)(1)
5% Stockholders:
Adolph Coors Company LLC	5,044,534	(3)(4)	95.5%	21,522,798	(4)	10.2%
Adolph Coors Jr. Trust	5,044,534	(3)(4)	95.5%	5,830,000	(4)	2.8%
Pentland Securities (1981) Inc.	5,044,534	(3)	95.5%	3,449,600	(5)	1.6%
4280661 Canada Inc.	5,044,534	(3)	95.5%	—		—
Dodge & Cox	—		—	27,087,904	(6)	12.8%
The Vanguard Group	—		—	21,825,412	(7)	10.3%
BlackRock, Inc.	—		—	15,911,020	(8)	7.5%
Directors and Director Nominees:
Julia M. Brown	—		—	633		*
David S. Coors	—	(9)	—	52,078	(10)	*
Peter H. Coors	2,000	(9)	*	638,526	(11)	*
Roger G. Eaton	—		—	39,459	(12)	*
Mary Lynn Ferguson-McHugh	—		—	14,790	(13)
Gavin D.K. Hattersley	—		—	533,373	(14)	*
Charles M. Herington	—		—	44,404	(15)	*
Andrew T. Molson	100		*	3,458,967	(16)	1.6%
Geoffrey E. Molson	1,632	(17)	*	24,691	(17)	*
Nessa O’Sullivan	—		—	9,547	(18)	*
H. Sanford Riley	—		—	53,382	(19)	*
Louis Vachon	—		—	31,571	(20)	*
Leroy J. Williams, Jr.	—		—	—		*
James “Sandy” A. Winnefeld, Jr.	—		—	7,842	(21)	*
Management:
Tracey I. Joubert	—		—	185,768	(22)	*
Michelle St. Jacques	—		—	54,050	(23)	*
Anne-Marie W. D’Angelo	—		—	7,865	(24)	*
Sergey Yeskov	—		—	50,999	(25)	*
All current directors, director nominees and executive officers as a group (18 persons)	3,732	(26)	*	5,207,945	(26)	2.5%
*

Denotes less than 1%

(1)

Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of the Record Date, greater than 5% of our outstanding Class A common stock or Class B common stock. Ownership percentage calculations are based on 5,279,873 shares of Class A common stock (which assumes the conversion on a one-to-one basis of 2,717,367 Class A exchangeable shares) and 210,923,362 shares of Class B common stock (which assumes the conversion on a one-to-one basis of 10,570,834 shares of Class B exchangeable shares), in each case, outstanding as of the Record Date.

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(2)

Includes DSUs held by directors and shares underlying outstanding options currently exercisable or exercisable within 60 days following the Record Date (Current Options), and shares underlying outstanding RSUs that will vest within 60 days following the Record Date (Current RSUs) where applicable. Does not include unvested RSUs for retirement eligible executives (except for Peter H. Coors).

(3)

Shares of Class A common stock (or shares directly exchangeable for Class A common stock) consists of beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (Subco), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Adolph Coors, Jr. Trust (Coors Trust), due to shared voting power resulting from a Voting Agreement, dated February 2, 2005, among Pentland, Subco and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the shares of Class A common stock (and shares directly exchangeable for Class A common stock) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements among the parties and certain trustees. Pentland is the sole owner of Subco. The address for each of the Coors Trust and ACC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001. The address for each of Pentland and Subco is 335 8th Avenue S.W., Suite 2300, Calgary, Alberta, Canada T2P 1C9.

(4)

This information is derived from the Schedule 13D/A filed by ACC and the Coors Trust with the SEC on March 17, 2020. Shares of Class B common stock beneficially owned by ACC includes (i) 300,000 shares directly owned by ACC, (ii) 5,830,000 shares directly held by the Coors Trust and (iii) 15,392,798 shares beneficially owned by ACC as Trustee of other Coors Family Trusts (as defined below) and Manager of Coors LLCs (defined below), all of which are included in the Class B shares beneficially owned by ACC. ACC is a Wyoming limited liability company which serves as trustee for the Coors Trust, the Bertha Coors Munroe Trust B, the Grover C. Coors Trust, the Herman F. Coors Trust, the Louise Coors Porter Trust and the May Kistler Coors Trust (collectively, the Coors Family Trusts), and as sole Manager of Cotopaxi Capital, LLC and COTEX Descendants LLC, successors in interest to the Class B shares previously held by the Augusta Coors Collbran Trust (the Coors LLCs). The members of ACC are the various Coors Family Trusts. The Board of Directors of ACC consists of 6 members who are various members of the Coors family, including Peter H. Coors and David S. Coors. The Board of Directors of ACC has sole investment power with respect to each Coors Family Trust and each Coors LLC. Each member of ACC’s Board of Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective Coors Family Trusts except to the extent of his or her pecuniary interest in each trust. An aggregate of 14,600,000 shares of Class B common stock are pledged as collateral by ACC for the guaranty of the repayment of a loan made by a bank to ACC Financing LLC and CoorsTek, LLC, each of which is an affiliate of ACC. These pledged shares represent approximately $740.2 million in total value, or approximately 6.7% of our total market capitalization, as of the Record Date. ACC has agreed to provide notice to us as soon as practicable upon becoming aware of any active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2023, it would take approximately eight trading days to unwind the total shares pledged by ACC.

(5)

Consists of 3,449,600 Class B common stock (or shares exchangeable for Class B common stock) directly owned by Pentland, of which: (i) 437,000 shares of Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in aggregate principal amount of approximately $20 million; and (ii) 478,000 Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in the aggregate principal amount of approximately CDN $15 million. Pentland has agreed to provide notice to us as soon as practicable after Pentland is notified that active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2023, it would take approximately one trading day to unwind the total shares pledged by Pentland, assuming conversion of the Class B exchangeable shares into Class B common stock.

(6)

This information is derived solely from the Schedule 13G/A filed by Dodge & Cox with the SEC on February 14, 2023, reporting on beneficial ownership as of December 31, 2022. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(7)

This information is derived solely from the Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2023, reporting on beneficial ownership as of December 31, 2022. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(8)

This information is derived solely from the Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 3, 2023, reporting on beneficial ownership as of December 31, 2022. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(9)

Beneficial ownership for each of Peter H. Coors and David S. Coors does not include 2,520,000 shares of Class A common stock held indirectly by ACC as trustee for the Coors Trust, nor any shares of Class B common stock held by ACC for itself or on behalf of the Coors Family Trusts or Coors LLCs. Each of Peter H. Coors and David S. Coors disclaims beneficial ownership of all shares of Class A common stock and Class B common stock held by ACC except to the extent of his pecuniary interest therein. If Peter H. Coors or David S. Coors were to be attributed beneficial ownership of the shares of Class A common stock held by ACC, each would beneficially own approximately 47.7% of the Class A common stock, subject to the Voting Agreement.

(10)

Represents (i) 5,049 shares of Class B common stock held directly by David S. Coors, (ii) 3,942 Current RSUs; and (iii) 43,087 shares of Class B common stock held indirectly as trustee for the David S Coors Descendant’s Trust U/A dated January 22, 2010.

(11)

Represents (i) 153,129 shares of Class B common stock held directly by Peter H. Coors; (ii) 1,064 shares of Class B common stock held by his wife, Marilyn E. Coors; (iii) 9,326 unvested RSUs; and (iv) 475,007 shares of Class B common stock held indirectly by Peter H. Coors, as a manager of various LLCs, and through related entities.

(12)

Includes 20,581 DSUs and 3,942 Current RSUs.

(13)

Includes 3,942 Current RSUs.

(14)

Includes (i) 427,698 Current Options and (ii) 77,057 shares of Class B common stock held indirectly as trustee for the Gavin Douglas Kilvington Hattersley Spousal Lifetime Access Trust.

(15)

Includes 24,745 DSUs and 3,942 Current RSUs.

(16)

Represents (i) 186 shares of Class B exchangeable shares held directly by Andrew T. Molson, (ii) 2,239 shares of Class B common stock held directly by Andrew T. Molson, (iii) 3,000 shares of Class B common stock held indirectly by Molbros AT Inc., (iv) 3,942 Current RSUs, and (v) 3,449,600 shares of Class B common stock (or shares exchangeable for Class B common stock) owned by Pentland. Andrew T. Molson is the President of Pentland and shares dispositive power of the Class B common stock beneficially owned by Pentland. The Class B common stock beneficially owned by Pentland are included in Andrew T. Molson’s beneficial ownership as a result of arrangements under the Amended and Restated Stockholders Agreement dated February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, Eric Molson and Stephen Molson with respect to the securities held by and governance of Pentland. Molbros AT Inc. is a holding company controlled by Andrew T. Molson.

(17)

Geoffrey E. Molson’s Class A holdings represents 1,260 shares of Class A common stock held directly and 372 shares of Class A common stock (or shares directly exchangeable for Class A common stock) indirectly held in a retirement savings plan. His shares of Class B common stock include: (i) 1,198 shares held indirectly in a retirement savings plan, (ii) 1,006 shares (or shares directly exchangeable for Class B common stock) held directly, (iii) 692 shares (or shares directly exchangeable for Class B common stock) indirectly held in a retirement savings plan, and (iv) 3,942 Current RSUs.

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(18)

Represents 5,605 DSUs and 3,942 Current RSUs.

(19)

Includes (i) 16,560 shares directly exchangeable for Class B common stock, (ii) 15,668 DSUs, and (iii) 3,942 Current RSUs.

(20)

Includes 8,759 DSUs and 3,942 Current RSUs.

(21)

Includes 3,942 Current RSUs.

(22)

Includes 155,570 Current Options.

(23)

Includes 41,855 Current Options.

(24)

Includes 4,386 Current Options.

(25)

Includes 4,386 Current Options.

(26)

The group’s beneficial ownership of Class B common stock includes (i) 9,326 unvested RSUs for Peter H. Coors, (ii) 39,420 Current RSUs, (iii) 73,358 DSUs, (iv) 663,015 Current Options, and (v) 18,444 Class B exchangeable shares as described in the footnotes above. See footnotes above concerning the beneficial ownership of the Class A common stock.

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Questions and Answers

Proxy Materials and Voting Information

1.

What are the Company’s outstanding voting securities?

The outstanding classes of our voting securities include our Class A common stock, par value $0.01 per share (Class A common stock) and our Class B common stock, par value $0.01 per share (Class B common stock). In addition, we have outstanding one share of our Special Class A voting stock, par value $0.01 per share (Special Class A voting stock) and one share of Special Class B voting stock, par value $0.01 per share (Special Class B voting stock) through which the holders of the Class A exchangeable shares (Class A exchangeable shares) issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), and the holders of the Class B exchangeable shares (Class B exchangeable shares) issued by Exchangeco, respectively, may exercise their voting rights with respect to Molson Coors.

Through the voting rights of the special voting stock and a voting trust arrangement, the holders of the Class A exchangeable shares and the Class B exchangeable shares are effectively, subject to additional steps described below, entitled to vote at the Annual Meeting on an equivalent basis with holders of our Class A common stock and Class B common stock, respectively.

Each holder of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

For more details regarding our various classes of stock, including the differences between our Class A common stock and Class B common stock and our Special Class A voting stock and Special Class B voting stock, and regarding the exchangeable shares issued by Exchangeco, please refer to the “Common Stock and Exchangeable Shares” section of this Proxy Statement.

2.

What is the record date for the Annual Meeting and what does it mean?

The record date for the Annual Meeting is March 24, 2023 (Record Date). Owners of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) at the close of business on the Record Date are entitled to:

•

receive notice of the Annual Meeting; and

•

vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

For additional information about how an owner or a beneficial owner of exchangeable shares issued by Exchangeco may vote at the Annual Meeting, please refer to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question below.

3.

How many shares are outstanding?

As of the close of business on the Record Date, there were outstanding 2,562,506 shares of Class A common stock, and 200,352,528 shares of Class B common stock, one share of Special Class A voting stock (representing 2,717,367 votes related to the then-outstanding Class A exchangeable shares) and one share of Special Class B voting stock (representing 10,570,834 votes related to the then-outstanding Class B exchangeable shares), each entitled to one vote per share.

4.

What is the quorum requirement of the Annual Meeting?

A: The holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on a matter at the Annual Meeting, present in person or represented by proxy as of the close of business on the Record Date will constitute a quorum for voting at the Annual Meeting.  Further, where a separate vote by class or classes or a series or multiple series is required for any matter, the holders of shares entitled to cast a majority of the total votes of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, will constitute a quorum to take action with respect to that vote on that matter. Abstentions and broker non-votes count as present for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker returns a proxy card but does not vote on one or more matters because the broker does not have the authority to do so without instructions from the beneficial owner.

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5.

What are my voting choices for each of the proposals to be voted on at the Annual Meeting; Who is eligible to vote; and What are the voting standards?

Proposal	Eligible to Vote	Voting Choices and Board Recommendation	Voting Standard
Proposal 1: Election of Directors Election of 11 Class A Directors	Class A common stock Class A exchangeable shares(1)	• vote for all nominees • vote for specific nominees • vote withhold on all nominees • vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes present in person or represented by proxy and entitled to vote, voting together as a class; cumulative voting is not permitted
Proposal 1: Election of Directors Election of three Class B Directors	Class B common stock Class B exchangeable shares(1)	• vote for all nominees • vote for specific nominees • vote withhold on all nominees • vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes present in person or represented by proxy and entitled to vote, voting together as a class; cumulative voting is not permitted
Proposal 2: Advisory Vote to Approve NEO Compensation (the Advisory Say-on-Pay Vote)	Class A common stock Class B common stock Class A exchangeable shares(1) Class B exchangeable shares(1)	• vote for the proposal • vote against the proposal • abstain from voting on the proposal Our Board recommends a vote FOR the advisory say-on-pay vote.	Majority of votes cast, voting together as a single class
Proposal 3: Advisory Vote on the Frequency of Future Stockholder Votes on Named Executive Officer Compensation (the Advisory Say-on-Frequency Vote)	Class A common stock Class A exchangeable shares(1)
•

vote for holding the say on pay vote every year

•

vote for holding the say on pay vote every 2 years

•

vote for holding the say on pay vote every 3 years

•

abstain from voting on the proposal

Our Board recommends and intends to approve a say-on-frequency vote FOR EVERY YEAR.

Frequency receiving the greatest number of votes
Proposal 4: Ratify Appointment of PwC as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	Class A common stock Class A exchangeable shares(1)	• vote for the ratification • vote against the ratification • abstain from voting on the ratification Our Board recommends a vote FOR the ratification.	Majority of votes cast
(1)

The voting rights for the exchangeable shares issued by Exchangeco are exercised through the share of our Special Class A voting stock and the share of our Special Class B voting stock, as applicable.

At the Annual Meeting, the Class A Holders may not cast votes for a greater number of director nominees than the 11 Class A nominees named in this Proxy Statement, and the Class B Holders may not cast votes for a greater number of director nominees than the three Class B nominees named in this Proxy Statement. The 11 Class A director nominees receiving the highest number of “FOR” votes cast at the Annual Meeting or by proxy will be elected. The three Class B director nominees receiving the highest number of “FOR” votes cast at the Annual Meeting or by proxy will be elected.

6.

What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

Stockholders of record
COMMON STOCK
•

If you own Class A common stock or Class B common stock registered directly in your name through Computershare Trust Company, N.A., our transfer agent, you are considered a stockholder of record with respect to those shares; and

EXCHANGEABLE SHARES
•

If you own Class A exchangeable shares or Class B exchangeable shares issued by Exchangeco, you are considered a stockholder of record with respect to those shares.

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Beneficial owners

If your shares are held in a brokerage account or by a bank, you are considered a beneficial owner of those shares. In this case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.

7.

What different methods can I use to vote? If I hold exchangeable shares what is the deadline for submitting my voting instruction card?

IMPORTANT: If you are planning to attend the Annual Meeting in person and vote your shares, please follow the procedures described in the response to the “How do I attend and vote at the Annual Meeting?” question below for information on attending the Annual Meeting.

Written Proxy/Voting Instruction Card

All stockholders of record (including owners of record of exchangeable shares) can vote by written proxy/voting instruction card. If you own exchangeable shares, TSX Trust Company (TSX Trust (formerly known as AST Trust Company)), as trustee of our special voting stock, will vote your shares in accordance with your voting instruction card. If you are a beneficial owner of our common stock or the exchangeable shares, you will receive a written proxy/voting instruction card from your Broker relating to those shares.

By Telephone or via the Internet

All stockholders of record (including owners of record of exchangeable shares) may also submit a proxy/voting instruction card by touch-tone telephone from the U.S., Puerto Rico and Canada using the toll-free telephone number on the proxy/voting instruction card, or via the Internet, using the procedures and instructions described on the proxy/voting instruction card. Beneficial owners (including beneficial owners of exchangeable shares) may submit a proxy/voting instruction card by telephone or via the Internet if their Broker makes those methods available, in which case, the Broker will enclose the instructions with the proxy materials. The telephone and Internet proxy/voting instruction procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy/voting instruction card for their shares and to confirm that their instructions have been properly recorded.

In Person at the Annual Meeting

All stockholders of record (including owners of record of exchangeable shares) may vote in person at the Annual Meeting. Owners of record of exchangeable shares and beneficial owners of Class A common stock and Class B common stock may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question below.

Deadline for Delivering Voting Instructions for Exchangeable Shares

If you own exchangeable shares, you must submit your proxy/voting instruction card via mail no later than 5:00 p.m. EDT on May 12, 2023 and by 7:00 a.m. EDT on May 15, 2023 by telephone or Internet.

8.

How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A common stock or Class B common stock or if I am an owner or beneficial owner of Class A exchangeable shares or Class B exchangeable shares?

Additional Steps Required for Beneficial Owners of our Common Stock

If your shares are held in “street name,” you should contact your Broker to furnish you with a legal proxy or otherwise vote through the Broker. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures described in the response to the “How do I attend and vote at the Annual Meeting?” question below to gain admission to the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

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Additional Steps Required for Owners or Beneficial Owners of our Exchangeable Shares

All holders of record of Class A exchangeable shares and/or Class B exchangeable shares as of the Record Date may exercise voting rights in person at the Annual Meeting by obtaining a proxy from TSX Trust, the trustee who holds the Special Class A voting stock and the Special Class B voting stock, to exercise such voting rights personally at the Annual Meeting. If you are a beneficial owner of Class A exchangeable shares and/or Class B exchangeable shares, you must instruct your Broker to obtain such proxy from TSX Trust in order to be able to exercise voting rights in person at the meeting. If you are a holder of record or beneficial owner of exchangeable shares, you will not be able to vote your shares at the Annual Meeting without a legal proxy. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

9.

How do I vote if I hold shares in my Molson Coors Employees’ Retirement and Savings Plan (Molson Coors Plan)?

According to the trust agreement concerning the Molson Coors Plan, employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting. If you participate in the Molson Coors Plan, you may give voting instructions for the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge Financial Services Inc. (Broadridge), by completing and returning the proxy/voting instruction card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions that must be received via mail no later than 5:00 p.m. EDT on May 12, 2023 and by 7:00 a.m. EDT on May 15, 2023 by telephone or Internet.

If you do not send instructions to Broadridge, then the trustee will vote shares credited to your account in the same proportion on each issue as it votes those shares credited to the accounts of other employees holding Molson Coors shares in the Molson Coors Plan for which it has received voting instructions.

10.

What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders of record should specify their choice for each matter on the enclosed proxy/voting instruction card. If no specific instructions are given, proxies which are signed and returned will be voted:

•

FOR the election of all director nominees of the applicable class as set forth in this Proxy Statement;

•

FOR the advisory proposal to approve the advisory say-on-pay vote;

•

to hold the advisory say-on-pay vote EVERY YEAR; and

•

FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion.

11.

What can I do if I change my mind after I submit a proxy/voting instruction card for my shares?

Holders of our Class A common stock and our Class B common stock may revoke their proxy at any time prior to the completion of voting at the Annual Meeting by:

•

giving written notice to our Secretary at one of our Principal Executive Offices;

•

delivering a later-dated proxy; or

•

voting in person at the Annual Meeting.

Holders of Class A or Class B exchangeable shares may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. EDT on May 12, 2023 and by 7:00 a.m. EDT on May 15, 2023 by telephone or Internet.

Holders of shares in the Molson Coors Plan may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. EDT on May 12, 2023 and by 7:00 a.m. EDT on May 15, 2023 by telephone or Internet.

Beneficial owners of Class A or Class B common stock or exchangeable shares may revoke their proxy by following the instructions provided by their respective Broker.

Your attendance at the Annual Meeting will not, by itself, constitute revocation of your proxy.

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12.

What if I am a beneficial owner and do not timely give voting instructions to my broker, or if I am an owner of exchangeable shares and do not timely provide voting instructions?

Common Stock

If you are a beneficial owner you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to vote your shares at the Annual Meeting. If you do not timely provide voting instructions to your Broker, whether your shares can be voted by such Broker depends on the type of item being considered for election. Your Broker is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal.

Exchangeable Shares

If you are a holder of record of Class A exchangeable shares and/or Class B exchangeable shares, you must provide your voting instructions by mail, via the internet or by phone no later than 7:00 a.m. EDT on May 15, 2023, in order for TSX Trust to vote your shares at the Annual Meeting. If you are a beneficial owner of exchangeable shares, you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to provide voting instructions no later than 7:00 a.m. EDT on May 15, 2023. If you do not or your Broker does not, as applicable, send instructions by this deadline, your exchangeable shares will not be voted on any matter.

The table below sets forth each proposal on the ballot, whether a Broker can exercise discretion and vote your shares absent your instructions.

Proposal	Can Brokers Vote Absent Instructions?
	Class A and Class B common stock	Class A and Class B exchangeable shares
Proposal 1: Election of Directors	No	No
Proposal 2: Advisory Say-on-Pay Vote	No	No
Proposal 3: Advisory Say-on-Frequency Vote	No*	No*
Proposal 4: Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023	Yes*	No*
* Only Class A common stock and Class A exchangeable shares are eligible to vote on Proposal 3 and Proposal 4

13.

How are abstentions, broker non-votes, and withheld votes counted?

Abstentions and Broker non-votes are included in determining whether a quorum is present, but will not be included in votes cast, so they will not affect the outcome of the vote on any proposal. Withhold votes for any director nominee will have no effect.

14.

Can I access the Notice of Annual Meeting, Proxy Statement and Annual Report on the internet?

The Notice of Annual Meeting, Proxy Statement and our Annual Report are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will reduce the impact on the environment and save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record (including Owners of Record of Exchangeable Shares)

If you submit proxy/voting instructions via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners

If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your Broker regarding the availability of this service.

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15.

How do I attend and vote at the Annual Meeting?

Stockholders of Record
COMMON STOCK

You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card.

EXCHANGEABLE SHARES

You will be asked to present photo identification, such as a driver’s license, in order for us to verify your ownership of shares. If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you submit your proxy/voting instruction card. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question.

Beneficial Owners

Please bring the notice or voting instruction form you received from your Broker, as well as photo identification, for admission to the Annual Meeting. You also may bring your brokerage statement reflecting your ownership as of the Record Date. Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to the “How can I vote in person at the Annual Meeting if I am a beneficial owner of Class A Common Stock or Class B Common Stock or if I am an owner or beneficial owner of Class A Exchangeable Shares or Class B Exchangeable Shares?” question.

Important Note: Cameras, sound or video recording equipment or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed into the Annual Meeting. We realize that many cellular phones have built-in digital cameras and sound recorders, and while you may bring these phones into the Annual Meeting, you may not use the camera or recording function at any time during the course of the Annual Meeting.

16.

Will an audio recording of the Annual Meeting be available after the Annual Meeting?

An audio recording of the Annual Meeting will be available for replay on the Investor Relations page of our website at ir.molsoncoors.com under the “Events and Presentations” section. We have included our website address for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

17.

How are proxies solicited and what is the cost?

We have engaged Georgeson Inc. to assist with the solicitation of proxies for a customary fee of $8,000, plus expenses. We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of record of common stock and/or exchangeable shares. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact, however they will not receive any additional compensation for these activities.

18.

What if I only received one copy of the proxy materials, even though multiple stockholders reside at my address?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for our Company and reduce the environmental impact of the Annual Meeting. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless we have received contrary instructions from one or more of the stockholders at that address. Beneficial owners who desire to eliminate duplicate mailings, or request to receive multiple copies if a single copy is being received, should contact their Broker for more information. Stockholders of record of our common stock and the exchangeable shares should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 866-540-7095.

Upon written or oral request at the address or telephone number above, a separate copy of the proxy materials will be promptly delivered to any beneficial holder at a shared address to which a single copy of the proxy materials was delivered. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to such stockholder.

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Corporate Structure, Common Stock and Exchangeable Shares

19.

What is the difference between our Class A common stock and Class B common stock?

Generally

Under the terms of our Restated Certificate of Incorporation, our Class A common stock and our Class B common stock are identical in all respects except for their voting rights and as otherwise provided in our Restated Certificate of Incorporation. The Class A common stock and Class B common stock are traded on the NYSE under the symbols TAP.A and TAP, respectively.

Voting Rights

The Class B Holders may vote with respect to the following: (i) any matter required by the Delaware General Corporation Law, as amended (DGCL); (ii) for the election of up to three Class B directors; and (iii) as provided in our Restated Certificate of Incorporation, including, with respect to our advisory say-on-pay vote and those items described below. In all other cases, the right to vote is vested exclusively with the Class A Holders.

Under our Restated Certificate of Incorporation, the Class A Holders and Class B Holders have the right to vote, as separate classes and not jointly, on:

•

any merger that requires stockholder approval under the DGCL;

•

any sale of all or substantially all of our assets, other than to a related party;

•

any proposal to dissolve our Company or any proposal to revoke the dissolution of our Company; or

•

any amendment to the Restated Certificate of Incorporation that requires stockholder approval under our Restated Certificate of Incorporation or the DGCL and that would:

–

increase or decrease the aggregate number of the authorized shares of Class B common stock;

–

change the rights of any shares of Class B common stock;

–

change the shares of all or part of Class B common stock into a different number of shares of the same class;

–

increase the rights of any other class that is equal or superior to Class B common stock with respect to distribution or dissolution rights (a co-equal class);

–

create any new co-equal class of stock;

–

other than pursuant to our Restated Certificate of Incorporation, exchange or reclassify any shares of Class B common stock into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B common stock; or

–

limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B common stock.

Director Elections
•

The Class A Holders, voting together as a single class, are entitled to elect 12 of our directors, although there is one vacancy, which our Board does not currently plan to fill; and

•

The Class B Holders, voting together as a single class, are entitled to elect three of our directors.

Annual Advisory Say-On-Pay Vote

In addition, the Class A Holders and Class B Holders, voting together as a single class, are entitled to vote to approve on a non-binding, advisory basis, the compensation of our NEOs.

Advisory Say-On-Frequency Vote

The Class A Holders are entitled to vote to approve on a non-binding, advisory basis, the frequency of future non-binding advisory votes on the compensation of our NEOs. The Class B Holders are not entitled to vote on this matter.

Ratification of Independent Registered Public Accounting Firm

The Class A Holders, voting together as a single class, are entitled to vote to ratify the appointment of our independent registered public accounting firm. The Class B Holders are not entitled to vote on this matter.

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20.

What are the Class A exchangeable shares and Class B exchangeable shares? How do they vote? How are they different from the Class A common stock and Class B common stock?

The Class A exchangeable shares and Class B exchangeable shares are publicly traded on the TSX under the symbols TPX.A and TPX.B, respectively, and were issued by Exchangeco in connection with the February 2005 merger of Molson Inc. with and into Adolph Coors Company. The Class A exchangeable shares and Class B exchangeable shares were issued to certain shareholders of Molson Inc. by Exchangeco in lieu of receiving our Class A common stock and/or our Class B common stock, respectively. These shares may, subject to certain terms and conditions, be exchanged for our shares of Class A common stock or our Class B common stock, respectively. Until exchanged, the exchangeable shares are intended to be provided substantially the same economic and voting rights as our Class A common stock and our Class B common stock into which they may be exchanged.

Generally, our Special Class A voting stock and our Special Class B voting stock vote together with the Class A common stock and Class B common stock, respectively, on all matters on which such class of our common stock is entitled to vote. Furthermore, the outstanding share of our Special Class A voting stock is entitled to one vote for each outstanding Class A exchangeable share, and the outstanding share of our Special Class B voting stock is entitled to one vote for each outstanding Class B exchangeable share, in each case, excluding shares held by our Company or our subsidiaries.

Through a voting trust arrangement, owners of record of exchangeable shares, other than our Company or our subsidiaries, as of the Record Date are entitled to vote at the annual meetings of holders of the corresponding classes of our common stock. Specifically, such owners of record may provide voting instructions in respect of their exchangeable shares to TSX Trust, as trustee and registered stockholder of the Special Class A voting stock and Special Class B voting stock. TSX Trust, as trustee, is entitled to cast the number of votes equal to the number of then-outstanding Class A exchangeable shares and/or Class B exchangeable shares, as the case may be, but will only cast the number of votes equal to the number of corresponding exchangeable shares as to which it has received voting instructions from the owners of those exchangeable shares on the Record Date, and will cast its votes in accordance with such instructions so received.

21.

I am a holder of exchangeable shares, will I receive additional materials?

No, you will not receive a notice of an annual meeting of the shareholders of Exchangeco, and you will not receive an information circular or proxy for an annual meeting of the shareholders of Exchangeco. The exchangeable shares are non-voting with respect to Exchangeco, except as required by the provisions attached to the exchangeable shares or by applicable law; however, the exchangeable shares (through our special voting stock) may generally vote together with our common stock into which such exchangeable shares may be exchanged. Therefore, this Proxy Statement and the proxy solicitation materials relate solely to our Company, and there will not be a separate annual meeting of Exchangeco.

The holders of exchangeable shares effectively have a participating interest in our Company rather than Exchangeco. It is, therefore, the information relating to the Company that is directly relevant to the voting rights of holders of exchangeable shares in connection with the matters to be transacted at the Annual Meeting. The value of the exchangeable shares is derived from dividend and dissolution entitlements as well as capital appreciation corresponding to our common stock into which such shares may be exchanged. Accordingly, the value of the exchangeable shares may be determined by reference to the consolidated financial performance and condition of our Company, and we believe the information regarding Exchangeco (other than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares when exercising their voting rights on the matters to be transacted at the Annual Meeting.

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Board Communications, Stockholder Proposals and Company Documents

22.

How do I communicate with the Board?

Stockholders and other interested parties may communicate directly with our Chair, our Audit Chair, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401. At the direction of our Board, all mail received may be opened and screened for security purposes. All mail, other than items deemed unsuitable by our Secretary (such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys), will be forwarded to the addressee as follows: mail addressed to a particular director will be forwarded or delivered to that director; mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to our chair of the Compensation & HR Committee; and mail addressed to the “Board” will be forwarded or delivered to our Chair.

23.

How do I submit a proposal for action at the 2024 Annual Meeting of Stockholders?

To be eligible for inclusion in our Proxy Statement for the 2024 Annual Meeting of Stockholders proposals must meet the requirements of Rule 14a-8 of the Exchange Act and, must be received by us at one of our Principal Executive Offices by December 7, 2023, unless the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or after May 17, 2024, in which case the proposal must be received within a reasonable time before we begin to print and send our proxy materials.

Stockholders who intend to submit proposals not intended to be included in the Proxy Statement or nominations of persons to stand for election to our Board must provide written notice to the Secretary of our Company in compliance with the requirements of our Bylaws. To be timely, notice of a director nomination or any other business for consideration at the stockholders’ meeting must be delivered to our Secretary at one of our Principal Executive Offices no earlier than the close of business on January 18, 2024, and no later than the close of business on February 16, 2024. However, if the date of our 2024 Annual Meeting of Stockholders is more than 20 days before or more than 90 days after the first anniversary of the date of the Annual Meeting, then such notice must be delivered no earlier than the close of business on the 120th calendar day prior to the date of the 2024 Annual Meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of 2024 Annual Meeting is first made by us.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than our nominees and that if any change occurs with respect to such stockholder’s intent to solicit the holders of the Company’s representing at least 67% of such voting power, such stockholder must notify us promptly). Such notice must be postmarked or transmitted electronically to the Company at the Company’s principal executive offices no later than March 18, 2024.

24.

Where can I get copies of your corporate governance documents?

Our current Governance Guidelines, Code of Business Conduct, Restated Certificate of Incorporation, Bylaws and written charters for the Audit, Governance, Compensation & HR and Finance Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401.

25.

Where can I get a copy of the Company’s Annual Report?

You can request to receive a copy of our Annual Report at no charge. Send your written requests to our Secretary at P.O. Box 4030, NH353, Golden, Colorado, 80401. The exhibits to the Annual Report are available upon the payment of charges associated with our cost of reproduction.

You can also obtain copies of the Annual Report and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com, at www.proxyvote.com or on the SEC’s website at www.sec.gov.

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Other Business

As of the date of this Proxy Statement, our Company received no proposal, nomination for directors or other business submitted in accordance with its Bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of our Board, Molson Coors Beverage Company

Anne-Marie W. D’Angelo
Chief Legal & Government Affairs Officer and Secretary

April 5, 2023

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Annex A

Use of Constant Currency

In addition to financial measures presented on the basis of U.S. GAAP, we also use constant currency, which is a non-GAAP financial measure and defined below, for operational and financial decision making and to assess Company and segment business performance. Constant currency should be viewed as a supplement to (not a substitute for) our results of operations presented under U.S. GAAP.

Our management uses constant currency to assist in comparing performance from period to period on a consistent basis; as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; in communications with the board of directors, stockholders, analysts and investors concerning our financial performance; as useful comparisons to the performance of our competitors; and as metrics of certain management incentive compensation calculations. We believe constant currency is used by, and is useful to, investors and other users of our financial statements in evaluating our operating performance.

•

Constant currency – Constant currency is a non-GAAP measure utilized to measure performance, excluding the impact of translational and certain transactional foreign currency movements, and is intended to be indicative of results in local currency. As we operate in various foreign countries where the local currency may strengthen or weaken significantly versus the U.S. dollar or other currencies used in operations, we utilize a constant currency measure as an additional metric to evaluate the underlying performance of each business without consideration of foreign currency movements. We present all percentage changes for net sales and underlying income (loss) before income taxes in constant currency and calculate the impact of foreign exchange by translating our current period local currency results (that also include the impact of the comparable prior period currency hedging activities) at the average exchange rates during the respective period throughout the year used to translate the financial statements in the comparable prior year period. The result is the current period results in U.S. dollars, as if foreign exchange rates had not changed from the prior year period. Additionally, we exclude any non-operating transactional foreign currency impacts, reported within the other non-operating income (expense), net line item, from our current period results.

95
MOLSON COORS BEVERAGE CO.	2023 Proxy Statement

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MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10834-P88647 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed, "FOR" Proposals 2 and 4, and "1 Year" FOR Proposal 3.

VOTE ON DIRECTORS:

1. Election of Directors

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Julia M. Brown	07) Geoffrey E. Molson
02) David S. Coors	08) Nessa O'Sullivan
03) Peter H. Coors	09) Louis Vachon
04) Mary Lynn Ferguson-McHugh	10) Leroy J. Williams, Jr.
05) Gavin D. K. Hattersley	11) James "Sandy" A. Winnefeld, Jr.
06) Andrew T. Molson	

VOTE ON PROPOSALS:

	For	Against	Abstain
2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. To approve, in a non-binding advisory vote, the frequency of future non-binding advisory votes on the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
4. To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 17, 2023

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2023.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2023 for mailed in ballots and by 7:00 A.M. EDT on May 15, 2023 if voting by telephone or Internet.

V10835-P88647

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 24, 2023, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2023, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 4, AND "1 YEAR" FOR PROPOSAL 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10836-P88647-Z84528 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

VOTE ON DIRECTORS:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 17, 2023

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2023.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2023 for mailed in ballots and by 7:00 A.M. EDT on May 15, 2023 if voting by telephone or Internet.

Cut-off Date For Participants in the Molson Coors Employees' Retirement and Savings Plan

Voting instructions from participants in the Molson Coors Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2023 for mailed in ballots and by 7:00 A.M. EDT on May 15, 2023 if voting by telephone or Internet.

V10837-P88647-Z84528

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 24, 2023, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2023, in accordance with the individual's voting instructions.

Participants in the Molson Coors Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individual at the close of business on March 24, 2023, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10844-P90081 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed, "FOR" Proposals 2 and 4, and "1 Year" FOR Proposal 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Louis Vachon
10) Leroy J. Williams, Jr.
11) James "Sandy" A. Winnefeld, Jr.

VOTE ON PROPOSALS:

		For	Against	Abstain
2.	To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

		1 Year	2 Years	3 Years	Abstain
3.	To approve, in a non-binding advisory vote, the frequency of future non-binding advisory votes on the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐	☐

		For	Against	Abstain
4.	To ratify the appointment of PricewaterhouseCoopers LLP as Molson Coors Beverage Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Common Stock of Molson Coors Beverage Company

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 17, 2023

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2023.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2023 for mailed in ballots and by 7:00 A.M. EDT on May 15, 2023 if voting by telephone or Internet.

V10845-P90081

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 24, 2023, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2023, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 4, AND "1 YEAR" FOR PROPOSAL 3, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V10846-P90081 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

	For All	Withhold All	For All Except
VOTE ON DIRECTORS:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, in a non-binding advisory vote, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Coors Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Or Participants in Molson Coors Employees' Retirement and Savings Plan

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 17, 2023

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, your voting instructions must be received by Broadridge no later than 11:59 P.M. EDT on May 16, 2023.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for TSX Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2023 for mailed in ballots and by 7:00 A.M. EDT on May 15, 2023 if voting by telephone or Internet.

Cut-off Date For Participants in the Molson Coors Employees' Retirement and Savings Plan

Voting instructions from participants in the Molson Coors Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. EDT on May 12, 2023 for mailed in ballots and by 7:00 A.M. EDT on May 15, 2023 if voting by telephone or Internet.

V10847-P90081

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and Anne-Marie W. D'Angelo, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on March 24, 2023, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs TSX Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on March 24, 2023, in accordance with the individual's voting instructions.

Participants in the Molson Coors Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 17, 2023, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individual at the close of business on March 24, 2023, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.